UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter April 30, 2018 Franklin Balanced Fund Franklin Convertible Securities Fund Franklin Equity Income Fund Franklin Real Return Fund Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the six months ended April 30, 2018, upbeat economic data, generally supportive monetary policies and better corporate earnings, combined with the passage of the US Tax Reform bill, aided markets. However, investor sentiment was dampened by concerns about rising US inflation, trade tensions between the US and China, and consumer data privacy.

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its range for the federal funds rate from 1.00% to 1.25% to a range of 1.25% to 1.50% in December. After the Fed left its range unchanged at its January 2018 meeting, in March the Fed raised it from 1.25% to 1.50% to a range of 1.50% to 1.75% and maintained its forecast of three rate increases in 2018, while upgrading its economic forecasts for 2018 and 2019. The 10-year US Treasury yield began the period at 2.38% and ended the period at 2.95%. Within this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +3.82% total return for the six-month period.1 Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.87% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The US economy continued to grow during the six months under review. The economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, residential fixed investment, exports, and sate and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in October 2017 to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017 to 2.5% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December 2017 and continued reducing its balance sheet during the period as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. Markets were also supported earlier in the period by the Fed’s indication of gradual rate hikes and the passage of the US tax reform bill in December 2017. However, concerns about the progress of the US tax reform bill and political uncertainties in the US curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policies and escalating trade tensions between the US and China also dampened investor sentiment. However, stocks rebounded amid the prospects for trade negotiations between the US and China, easing tensions in the Korean peninsula and strong first-quarter 2018 earnings results from many companies. In this environment, the broad US stock market, as measured by the Standard & Poor’s 500 Index, generated a +3.82% total return for the period.2

The foregoing information reflects our analysis and opinions as of April 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund.

Statements of fact are from sources considered reliable.

1. Source: US Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Balanced Fund

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a diversified portfolio of stocks (substantially dividend paying), convertible securities and debt securities. The Fund normally invests at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities, and at least 25% of its total assets in equity securities, primarily common and preferred stock.

Portfolio Composition*

4/30/18

% of Total Net Assets
Stocks	63.8%
Common Stocks	50.6%
Equity-Linked Securities	9.0%
Management Investment Companies	2.6%
Index-Linked Notes	1.0%
Convertible Preferred Stocks	0.6%
Bonds	32.7%
Corporate Bonds	32.3%
Convertible Bonds	0.4%

Short-Term Investments & Other Net Assets	3.5%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors. The composition may not match the SOI.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a cumulative total return of +0.16%. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of US stock performance, generated a +3.82% total return.1 The Fund’s fixed income benchmark, the Bloomberg Barclays US Aggregate Bond Index, which tracks the US investment-grade, taxable bond market, had a -1.87% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. The Fund seeks income by investing in a combination of corporate, agency and government bonds issued in the US and other countries, as well as common stocks and convertible securities. The Fund seeks capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. For purposes of pursuing the Fund’s investment goal, we may from time to time enter into various equity-related transactions involving derivative instruments, including put and call options on equity securities and equity indexes. We may also enter into equity-related derivatives transactions to hedge against market risk, to earn income, to gain or increase exposure to certain equity securities or segments of the equity markets or to otherwise enhance Fund returns.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

Manager’s Discussion

Consistent with the Fund’s long-term strategy of investing across asset classes to seek to generate attractive income, while

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 33.

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FRANKLIN BALANCED FUND

seeking opportunities for capital appreciation, performance was supported by healthy diversification and a positive overall contribution from the Fund’s equity holdings, while our fixed income position detracted from results. During the six months under review, our actions and movements in equity and fixed income markets resulted in a modest increase in equity holdings from 61.2% to 62.8% of total net assets, and a slight rise in fixed income holdings from 33.0% to 33.7%. Our cash position decreased from 5.8% to 3.5% of total net assets. The flexibility to use market volatility to invest in different asset classes remains a core strategy of the Fund.

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
November	3.00	2.25	2.74	3.34	3.25
December**	5.36	4.59	5.10	5.71	5.61
January	3.00	2.23	2.74	3.35	3.25
February	3.00	2.23	2.74	3.35	3.25
March	3.00	2.22	2.73	3.36	3.26
April	3.00	2.22	2.73	3.36	3.26
Total	20.36	15.74	18.78	22.47	21.88

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 2.36 cent per share distribution to meet excise tax requirements.

The Fund experienced modestly positive returns from equities for the six-month period. Strong equity market returns in the first half of the period turned volatile in February as rising interest rates in the US and a deterioration in economic indicators globally weighed on equity returns as the period came to a close. Energy, information technology (IT) and consumer discretionary were the top performing sectors.

In energy, Anadarko Petroleum and Royal Dutch Shell were the largest contributors to return. Anadarko Petroleum reported strong results in the improved commodity environment amid a shifting focus from production growth to delivering free cash flow back to shareholders.2 Royal Dutch Shell benefited from continued cost reductions, modest production growth and progress on asset sales as they integrate BG Group.

In IT, our holdings benefited from global growth, a continued preference by investors for growth stocks, and solid financial

Top Five Equity Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Information Technology	3.1%
Analog Devices Inc. Information Technology	2.4%
General Electric Co. Industrials	1.8%
Wells Fargo & Co. Financials	1.8%
JPMorgan Chase & Co. Financials	1.7%

results from many of our bellwether companies, including Microsoft and Intel. Microsoft shares were buoyed by strong results in its cloud computing platform Azure, which saw a global shift to its architectures. Intel’s strong performance was driven by its data centers group, which sells processors and related components into server, storage and network applications.

In other sectors, aerospace and defense contractor Raytheon and rail transportation company Union Pacific were among the Fund’s top contributors.

Detractors from Fund performance included defensive sectors like consumer staples and utilities. Industrials also detracted from Fund performance.

In consumer staples, shares of Phillip Morris were impacted by disappointing shipment volumes and less-than-expected growth in its reduced-risk tobacco device IQOS. Shares of Procter & Gamble and Anheuser Busch INBEV also detracted from returns.

In industrials, General Electric detracted from results. GE struggled with lower-than-expected cash flow generation, resulting in a reduction in its dividend distribution, and took a charge related to its legacy life insurance business. We believe the company is taking steps to improve profitability, reduce costs, implement more accountability and sell non-core assets.

Other detractors included Comcast as investor concern about a proposed acquisition of certain media content assets overshadowed strong financial results from its cable and NBC Universal businesses. Wells Fargo also detracted from returns after the Federal Reserve placed a cap on the company’s total

2. Not held at period-end.

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FRANKLIN BALANCED FUND

assets, effectively limiting its growth as it takes steps to convince regulators that prior scandals are behind it.

The Fund’s fixed income holdings, the bulk of which is allocated to corporate credit, hurt returns. During the period, a flattening in the Treasury curve led to negative returns across sectors and maturities. During the period, the Bloomberg Barclays US Aggregate Bond Index had a negative return, with all of the subcategories—Treasuries, government agencies, securitized/MBS, corporates—having negative returns as well.

Although companies continued to deliver earnings and strong cash flow post-tax reform, the duration of the corporate sector was a significant negative factor, and corporates were the weakest performers from a total return perspective of the four subcategories in the index.

Within corporates, our securities underperformed the index during the period. Consumer non-cyclical, banking and consumer cyclical were the largest detractors from Fund performance.3

Within consumer non-cyclical and consumer cyclical, longer duration securities such as Anheuser-Busch InBev, Kraft Heinz and Dollar General underperformed.

Top Five Fixed Income Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	1.1%
Morgan Stanley Financials	1.0%
Amazon.com Inc. Consumer Discretionary	1.0%
Costco Wholesale Corp. Consumer Staples	0.9%
Kraft Heinz Foods Co. Consumer Staples	0.9%

Banks reported strong earnings, continued asset quality and benefited from the tax policy changes, but subordinated positions lower in the capital structure with longer duration, such as Morgan Stanley and Citigroup, hurt performance.

Wells Fargo also continued to deal with issues related to regulatory violations and agreed to significant fines levied by the Consumer Financial Protection Bureau and the Office of the Comptroller of the Currency. From the credit side, we continue to see value in the breadth of Wells Fargo’s franchise and its robust capital levels. We believe the company is in the process of addressing governance and compliance issues, but this could take some time to be reflected in credit spreads.

Conversely, the energy, basic industry and technology-related sectors performed better than the index.4 There were also specific securities that outperformed. Valeant Pharmaceuticals was one of the top contributors during the period.

Management’s renewed focus on near-term maturities and efforts to get the core business back on track drove a recovery in its bonds. Oil service companies Nabors Industries and Weatherford International also outperformed, as crude oil prices recovered and drilling activity started to pick up. On the commodity side, Freeport-McMoRan and Fortescue contributed as metals rebounded during the period, leading us to exit these positions to lock in gains.2

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA Alan E. Muschott, CFA Shawn Lyons, CFA Todd Brighton, CFA Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

3. Consumer non-cyclical companies are in the consumer discretionary, consumer staples and health care sectors in the fixed income section of the SOI. Banking companies are in financials in the fixed income section of the SOI. Consumer cyclical companies are in the consumer discretionary, consumer staples and health care sectors in the fixed income section of the SOI.

4. Technology-related companies are in the information technology sector in the fixed income section of the SOI.

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FRANKLIN BALANCED FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BALANCED FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A 6-Month	+0.16%	-5.57%
1-Year	+4.53%	-1.46%
5-Year	+33.60%	+4.72%
10-Year	+77.01%	+5.25%
Advisor 6-Month	+0.20%	+0.20%
1-Year	+4.69%	+4.69%
5-Year	+35.46%	+6.26%
10-Year	+81.92%	+6.17%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)

A	2.83%	2.20%	2.20%

Advisor	3.26%	2.59%	2.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN BALANCED FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	4/30/18	10/31/17	Change
A (FBLAX)	$11.98	$12.36	-$0.38
C (FBMCX)	$11.87	$12.25	-$0.38
R (N/A)	$12.01	$12.39	-$0.38
R6 (FBFRX)	$12.01	$12.39	-$0.38
Advisor (FBFZX)	$12.00	$12.39	-$0.39
Distributions (11/1/17–4/30/18)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2036	$0.0474	$0.1535	$0.4045
C	$0.1574	$0.0474	$0.1535	$0.3583
R	$0.1878	$0.0474	$0.1535	$0.3887
R6	$0.2247	$0.0474	$0.1535	$0.4256
Advisor	$0.2188	$0.0474	$0.1535	$0.4197
Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	1.01%	1.03%
Advisor	0.76%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,001.60	$4.96	$1,019.84	$5.01	1.00%
C	$1,000	$ 997.80	$8.62	$1,016.17	$8.70	1.74%
R	$1,000	$1,000.30	$6.20	$1,018.60	$6.26	1.25%
R6	$1,000	$1,003.30	$3.28	$1,021.52	$3.31	0.66%
Advisor	$1,000	$1,002.00	$3.72	$1,021.08	$3.76	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Convertible Securities Fund

We are pleased to bring you Franklin Convertible Securities Fund’s semiannual report for the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund normally invests at least 80% of its net assets in convertible securities and common stock received upon conversion of convertible securities.

Portfolio Composition

Based on Total Net Assets as of 4/30/18

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +4.59% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Alternatives US Convertibles Index, which tracks the domestic convertible securities market, generated a +3.29% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

When choosing convertible securities for the Fund, we attempt to maintain a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. We also consider the company’s long-term earnings, asset value and cash flow potential. Some

Top 10 Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets
Liberty Media Corp. Consumer Discretionary	2.3%
Red Hat Inc. Information Technology	2.3%
Square Inc Information Technology	2.2%
ServiceNow Inc. Information Technology	2.2%
Rexnord Corp. Industrials	2.1%
Proofpoint Inc. Information Technology	2.1%
The Priceline Group Inc. Consumer Discretionary	2.1%
Neurocrine Biosciences Inc. Health Care	2.1%
Realpage Inc. Information Technology	2.0%
Workday Inc. Information Technology	2.0%

of the convertible securities in which the Fund may invest have been structured to provide enhanced yield, increased equity exposure or enhanced downside protection. These securities typically provide a benefit to the issuer in exchange for the enhanced features, such as a conversion premium that is paid by the Fund. We may invest in convertible securities of companies of any capitalization size, but we generally seek to make the portfolio representative of the entire convertible securities market.

Manager’s Discussion

The information technology (IT), health care and industrials sectors contributed most to Fund performance during the period. Within IT, the Fund’s holdings of convertible bonds issued by business applications technology provider Salesforce.com,2 enterprise IT management software provider ServiceNow and mobile payment solutions provider Square contributed to performance. Salesforce benefited from modest improvements in revenue due to increased subscription growth for its variety of cloud-based products. Significant growth in

1. Source: BofA Merrill Lynch.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Not held at period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 43.

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FRANKLIN CONVERTIBLE SECURITIES FUND

deferred revenue and unbilled future contract revenue represented a positive end to the company’s fiscal year that far surpassed any booking activity in its history. Shares of ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high quality Software-as-a-Service company proving itself as a key partner in enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics. Square’s quarterly results and earnings guidance were higher than anticipated. On top of solid performance in the company’s core payments business, the company appears to be gaining traction in its platform-like subscription and services-based products that could underpin an attractive long-term outlook for the company.

In health care, our holdings of convertible bonds issued by Novavax, a clinical stage biotechnology company, and Neurocrine Biosciences, which develops therapies for neurologic, psychiatric and endocrine related disorders, contributed to performance. In the industrials sector, our holdings of convertible preferred stock issued by Rexnord, a manufacturer specializing in process and motion control and water management operations, helped results. Elsewhere, the Fund’s position in convertible bonds issued by digital image and photo products and services provider Shutterfly, contributed to performance.

In contrast, the utilities, real estate and energy sectors detracted from performance. In utilities, our holdings in convertible preferred stock issued by diversified energy company Black Hills, and in common stock of utilities services holding company Exelon,2 hampered results. Shares of Black Hills suffered from lower earnings guidance announced in late 2017 and from earnings and cash flow pressure resulting from tax reform and regulatory uncertainty. Some positive developments included the company’s exit from oil and gas, regulatory approval of a wind project for Colorado Electric,3 and some progress in the company’s pursuit of rate increases. In real estate, our holdings in convertible bonds issued by real estate investment trust Forest City Enterprises hindered performance. In energy, our holdings in convertible bonds issued by offshore oil and exploration company Cobalt International Energy2 also hurt performance.

In other sectors, our holdings in convertible bonds issued by dermatology therapeutics company Dermira, satellite TV

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

provider Dish Network and microcontroller and analog semiconductor provider Microchip Technology negatively affected performance. Shares of Dermira fell significantly after the failure of two phase III clinical trials using its topical gel olumacostat to treat acne, but another clinical trial is pending to determine if the gel could be used to treat hyperhidrosis. The company has one more potential product in development that targets atopic dermatitis, with results expected by the first half of 2019. Shares of Dish Network were hindered by weaker earnings results, and although subscriber metrics improved due to net additions to their Sling live TV streaming service, the lower operating margin dollars from Sling customers reduced cash flow. The company’s co-founder and CEO stepped aside from his CEO role beginning in December 2017 to focus on building a narrowband wireless network to utilize the company’s significant wireless spectrum assets.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Matthew D. Quinlan

Eric Webster, CFA

Portfolio Management Team

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FRANKLIN CONVERTIBLE SECURITIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+4.59%	-1.42%
1-Year	+13.89%	+7.35%
5-Year	+60.07%	+8.57%
10-Year	+113.82%	+7.26%
Advisor[4]
6-Month	+4.76%	+4.76%
1-Year	+14.23%	+14.23%
5-Year	+62.20%	+10.16%
10-Year	+119.39%	+8.17%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	2.14%	0.99%	0.97%
Advisor	2.52%	1.29%	1.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

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FRANKLIN CONVERTIBLE SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2527	$0.2120	$0.8333	$1.2980
C	$0.1780	$0.2120	$0.8333	$1.2233
R6	$0.2885	$0.2120	$0.8333	$1.3338
Advisor	$0.2779	$0.2120	$0.8333	$1.3232
Total Annual Operating Expenses[7]
Share Class	With Waiver	Without Waiver
A	0.84%	0.85%
Advisor	0.59%	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +113.78% and +7.93%.

5. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/31/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,045.90	$4.26	$1,020.63	$4.21	0.84%
C	$1,000	$1,042.20	$8.05	$1,016.91	$7.95	1.59%
R6	$1,000	$1,047.90	$2.54	$1,022.32	$2.51	0.50%
Advisor	$1,000	$1,047.60	$3.00	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

16	Semiannual Report	franklintempleton.com

Franklin Equity Income Fund

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by normally investing at least 80% of its net assets in equity securities, including securities convertible into common stocks. The Fund may also invest in debt securities and foreign securities, including emerging markets.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +1.72% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, generated a +3.82% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +2.15% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that,

Portfolio Composition

Based on Total Net Assets as of 4/30/18

over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

The energy, information technology (IT) and financials sectors contributed most to Fund returns during the period. Within energy, large integrated energy company Chevron and

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 4/30/18, this category consisted of 552 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not include any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 51.

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FRANKLIN EQUITY INCOME FUND

independent oil and gas exploration and production company Anadarko Petroleum helped results as rising crude prices and tight cost controls lifted cash flow generation. In IT, networking hardware and telecommunications equipment maker Cisco Systems and software and IT services company Microsoft were notable contributors. Shares of Cisco Systems rose during the period, driven by better-than-expected second quarter revenue and earnings helped in part by good results across its products and services. Cisco is also benefiting from a refresh of its campus-networking portfolio. Microsoft aided performance due to demand for its suite of office and cloud-based products. Both companies are beneficiaries of healthy levels of corporate spending for the IT services industry.

In the financials sector, the Fund’s largest sector weighting, strong performances from global bank JPMorgan Chase and investment manager firm BlackRock boosted returns. Shares of JPMorgan Chase gained as quarterly results have been strong and rising interest rates are helping the company’s net interest margins. BlackRock continues to see strong flows into its funds. In other sectors, results from defense and security solutions producer Raytheon and managed care giant UnitedHealth Group aided performance.

In contrast, the consumer staples, materials and industrials sectors detracted most from Fund performance. In consumer staples, packaged food company Kraft Heinz, consumer household products manufacturer Procter & Gamble and beer producer Anheuser-Busch InBev hurt results. Kraft Heinz, like many packaged food and household companies, has suffered from a tough retail environment, shifts in consumer preferences and supply chain inflation. In materials, agriculture and specialty chemicals producer DowDuPont hindered performance. General Electric (GE), an industrials conglomerate, was the Fund’s largest detractor. GE struggled with lower-than-expected cash flow generation, ultimately resulting in a reduction in its dividend distribution, and its oil and gas and power segments remained challenged. We believe the company is taking steps to improve profitability, reduce costs, implement more accountability and sell non-core assets.

In other sectors, consumer and commercial products manufacturer Newell Brands3 and diversified financial services company Wells Fargo also detracted from performance. Newell Brands reported weak quarterly results and declining earnings guidance due in part to rising costs, unfavorable pricing and

3. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Holdings
4/30/18

Company Sector/Industry	% of Total Net Assets

JPMorgan Chase & Co. Financials	4.4%

Microsoft Corp. Information Technology	3.8%

Deutsche Bank AG Financials	3.2%

UBS AG London Financials	3.0%

Wells Fargo & Co. Financials	2.8%

Chevron Corp. Energy	2.7%

Morgan Stanley Financials	2.3%

BlackRock Inc. Financials	2.2%

PepsiCo Inc. Consumer Staples	2.2%

Pfizer Inc. Health Care	2.1%

worse-than-expected margins. Revenue was also affected due to destocking by retailers and store closures of some important customers.

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FRANKLIN EQUITY INCOME FUND

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

Matthew D. Quinlan

Alan E. Muschott, CFA

Todd Brighton, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return	[3]

A
6-Month	+1.72%	-4.14%

1-Year	+9.63%	+3.31%

5-Year	+59.31%	+8.47%

10-Year	+96.06%	+6.33%

Advisor[4]
6-Month	+1.87%	+1.87%

1-Year	+9.93%	+9.93%

5-Year	+61.45%	+10.05%

10-Year	+101.21%	+7.24%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with waiver)	(without waiver)

A	1.76%	1.56%	1.55%

Advisor	2.04%	1.90%	1.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

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FRANKLIN EQUITY INCOME FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.2751	$0.0013	$0.6248	$0.9012

C	$0.1820	$0.0013	$0.6248	$0.8081

R	$0.2464	$0.0013	$0.6248	$0.8725

R6	$0.3227	$0.0013	$0.6248	$0.9488

Advisor	$0.3027	$0.0013	$0.6248	$0.9288
Total Annual Operating Expenses[7]
Share Class

A	0.85%

Advisor	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton Fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +95.42% and +6.96%.

5. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,017.20	$4.20	$1,020.63	$4.21	0.84%
C	$1,000	$1,013.50	$7.94	$1,016.91	$7.95	1.59%
R	$1,000	$1,016.40	$5.30	$1,019.54	$5.31	1.06%
R6	$1,000	$1,019.00	$2.50	$1,022.32	$2.51	0.50%
Advisor	$1,000	$1,018.70	$2.95	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Real Return Fund

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks total return that exceeds the rate of inflation over an economic cycle. Under normal market conditions, the Fund seeks to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. The Fund shifts its investments among the following general asset classes and at any given time may have a substantial amount of its asset in any one class: inflation-indexed securities and investment-grade fixed income securities issued by governments, corporations and municipal issuers; equity securities with high correlation to broad measures of inflation; and non-dollar denominated inflation-indexed securities.

Portfolio Composition*

Based on Total Net Assets as of 4/30/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the six months under review, the Fund’s Class A shares had a +1.13% cumulative total return. In comparison, the Bloomberg Barclays US TIPS Index, which tracks the universe of inflation-protected notes issued by the US Treasury that have at least one year to final maturity, posted a +0.19% total return.1 Also for comparison, the Consumer Price Index for All

Urban Consumers - Non-Seasonally Adjusted (CPI-NSA), a measure of the average change in prices of all goods and services purchased for consumption by urban householders, rose 1.57% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund uses an active asset allocation strategy to try to achieve its goal of total return that exceeds the rate of inflation over an economic cycle by allocating its assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves and values between and within markets.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

At period-end, nearly three quarters of total net assets were invested in Treasury Inflation-Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to natural resources common stocks, management investment companies, foreign government and agency securities, repurchase agreements and other short-term investments. We employed a non-US dollar strategy to help hedge against potential US dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics, bls.gov/cpi.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 58.

franklintempleton.com	Semiannual Report	23

FRANKLIN REAL RETURN FUND

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class

November	4.32	3.98	4.66	4.48

December	10.37	10.02	10.73	10.60

January	0.56	0.24	0.88	0.77

February**	—	—	—	—

March	4.21	3.58	4.90	4.60

April	2.90	2.58	3.22	3.10

Total	22.36	20.40	24.39	23.55

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

During the period, we increased the Fund’s allocations to TIPS and natural resources equities. In contrast, we decreased the Fund’s allocation to foreign government debt securities and eliminated our exposure to senior secured floating rate loans and corporate bonds. The Fund’s heaviest allocations were in TIPS and natural resources equities.

The Fund’s investments in natural resources stocks and TIPS helped results. In contrast, the Fund’s investments in real estate investment trusts hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

24	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

6-Month	+1.13%	-3.17%

1-Year	+1.93%	-2.39%

5-Year	-0.65%	-1.00%

10-Year	+13.75%	+0.85%

Advisor

6-Month	+1.34%	+1.34%

1-Year	+2.27%	+2.27%

5-Year	+0.69%	+0.14%

10-Year	+16.76%	+1.56%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)

A	3.32%	1.37%	1.13%

Advisor	3.69%	1.67%	1.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	25

FRANKLIN REAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income

A	$0.2236

C	$0.2040

R6	$0.2439

Advisor	$0.2355

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver

A	0.93%	1.17%

Advisor	0.68%	0.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,011.30	$4.49	$1,020.33	$4.51	0.90%
C	$1,000	$1,010.40	$6.48	$1,018.35	$6.51	1.30%
R6	$1,000	$1,014.20	$2.45	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,013.40	$3.24	$1,021.57	$3.26	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Balanced Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016		2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.36	$11.65	$11.40		$11.86	$11.43	$10.64

Income from investment operations[a]:

Net investment income[b]	0.13	0.33	0.30		0.30	0.31[c]	0.27

Net realized and unrealized gains (losses)	(0.11)	0.91	0.31		(0.24)	0.65	1.02

Total from investment operations	0.02	1.24	0.61		0.06	0.96	1.29

Less distributions from:

Net investment income	(0.20)	(0.36)	(0.36)		(0.36)	(0.36)	(0.36)

Net realized gains	(0.20)	(0.17)	(—)	[d]	(0.16)	(0.17)	(0.14)

Total distributions	(0.40)	(0.53)	(0.36)		(0.52)	(0.53)	(0.50)

Net asset value, end of period	$11.98	$12.36	$11.65		$11.40	$11.86	$11.43

Total return[e]	0.16%	10.88%	5.54%		0.51%	8.66%	12.51%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.01%	1.02%	1.02%		1.06%	1.09%	1.12%

Expenses net of waiver and payments by affiliates[g]	1.00%	1.00%	1.01%		1.06% [h]	1.09% [h]	1.10%

Net investment income	2.13%	2.72%	2.62%		2.56%	2.64%[c]	2.51%

Supplemental data

Net assets, end of period (000’s)	$2,566,488	$2,646,599	$2,532,459		$2,371,133	$2,053,623	$1,354,710

Portfolio turnover rate	25.34%	34.99%	46.03%		69.23%	40.54%	58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.25	$11.55	$11.31	$11.77	$11.34		$10.57

Income from investment operations[a]:

Net investment income[b]	0.08	0.24	0.21	0.21	0.23	[c]	0.20

Net realized and unrealized gains (losses)	(0.10)	0.90	0.31	(0.23)	0.65		0.99

Total from investment operations	(0.02)	1.14	0.52	(0.02)	0.88		1.19

Less distributions from:

Net investment income	(0.16)	(0.27)	(0.28)	(0.28)	(0.28)		(0.28)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)		(0.14)

Total distributions	(0.36)	(0.44)	(0.28)	(0.44)	(0.45)		(0.42)

Net asset value, end of period	$11.87	$12.25	$11.55	$11.31	$11.77		$11.34

Total return[e]	(0.22)%	10.06%	4.73%	(0.20)%	7.97%		11.62%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.75%	1.77%	1.77%	1.77%	1.79%		1.82%

Expenses net of waiver and payments by affiliates[g]	1.74%	1.75%	1.76%	1.77% [h]	1.79%	[h]	1.80%

Net investment income	1.39%	1.97%	1.87%	1.85%	1.94%	[c]	1.81%

Supplemental data

Net assets, end of period (000’s)	$595,278	$633,108	$630,110	$563,419	$492,514		$354,359

Portfolio turnover rate	25.34%	34.99%	46.03%	69.23%	40.54%		58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.39	$11.67	$11.42	$11.89	$11.45	$10.66

Income from investment operations[a]:

Net investment income[b]	0.11	0.30	0.27	0.27	0.29 [c]	0.26

Net realized and unrealized gains (losses)	(0.10)	0.92	0.32	(0.24)	0.66	1.01

Total from investment operations	0.01	1.22	0.59	0.03	0.95	1.27

Less distributions from:

Net investment income	(0.19)	(0.33)	(0.34)	(0.34)	(0.34)	(0.34)

Net realized gains	(0.20)	(0.17)	(—)[d]	(0.16)	(0.17)	(0.14)

Total distributions	(0.39)	(0.50)	(0.34)	(0.50)	(0.51)	(0.48)

Net asset value, end of period	$12.01	$12.39	$11.67	$11.42	$11.89	$11.45

Total return[e]	0.03%	10.66%	5.28%	0.21%	8.51%	12.26%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.26%	1.27%	1.27%	1.27%	1.29%	1.32%

Expenses net of waiver and payments by affiliates[g]	1.25%	1.25%	1.26%	1.27%[h]	1.29%[h]	1.30%

Net investment income	1.88%	2.47%	2.37%	2.35%	2.44%[c]	2.31%

Supplemental data

Net assets, end of period (000’s)	$4,958	$4,763	$4,482	$4,699	$3,598	$3,253

Portfolio turnover rate	25.34%	34.99%	46.03%	69.23%	40.54%	58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.39	$11.67	$11.42	$11.89	$11.45	$11.08

Income from investment operations[b]:

Net investment income[c]	0.15	0.41	0.34	0.35	0.37 [d]	0.19

Net realized and unrealized gains (losses)	(0.11)	0.88	0.31	(0.25)	0.65	0.38

Total from investment operations	0.04	1.29	0.65	0.10	1.02	0.57

Less distributions from:

Net investment income	(0.22)	(0.40)	(0.40)	(0.41)	(0.41)	(0.20)

Net realized gains	(0.20)	(0.17)	(—)[e]	(0.16)	(0.17)	—

Total distributions	(0.42)	(0.57)	(0.40)	(0.57)	(0.58)	(0.20)

Net asset value, end of period	$12.01	$12.39	$11.67	$11.42	$11.89	$11.45

Total return[f]	0.33%	11.33%	5.90%	0.81%	9.29%	5.15%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.67%	0.71%	0.73%	0.70%	0.68%	1.82%

Expenses net of waiver and payments by affiliates[h]	0.66%	0.64%	0.66%	0.67%	0.68%[i]	0.70%

Net investment income	2.47%	3.08%	2.97%	2.95%	3.05%[d]	2.91%

Supplemental data

Net assets, end of period (000’s)	$139,485	$342	$233	$221	$513	$5

Portfolio turnover rate	25.34%	34.99%	46.03%	69.23%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016		2015	2014		2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.39	$11.67	$11.42		$11.88	$11.45		$10.66

Income from investment operations[a]:

Net investment income[b]	0.14	0.35	0.29		0.33	0.35	[c]	0.30

Net realized and unrealized gains (losses)	(0.11)	0.93	0.35		(0.24)	0.65		1.02

Total from investment operations	0.03	1.28	0.64		0.09	1.00		1.32

Less distributions from:

Net investment income	(0.22)	(0.39)	(0.39)		(0.39)	(0.40)		(0.39)

Net realized gains	(0.20)	(0.17)	(—)	[d]	(0.16)	(0.17)		(0.14)

Total distributions	(0.42)	(0.56)	(0.39)		(0.55)	(0.57)		(0.53)

Net asset value, end of period	$12.00	$12.39	$11.67		$11.42	$11.88		$11.45

Total return[e]	0.20%	11.21%	5.79%		0.81%	8.97%		12.82%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.76%	0.77%	0.77%		0.77%	0.79%		0.82%

Expenses net of waiver and payments by affiliates[g]	0.75%	0.75%	0.76%		0.77%[h]	0.79%[h]		0.80%

Net investment income	2.38%	2.97%	2.87%		2.85%	2.94%[c]		2.81%

Supplemental data

Net assets, end of period (000’s)	$121,155	$243,674	$138,111		$54,881	$41,494		$68,201

Portfolio turnover rate	25.34%	34.99%	46.03%		69.23%	40.54%		58.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Balanced Fund

		Country	Shares	Value

	Common Stocks 50.6%
	Consumer Discretionary 0.9%
	Comcast Corp., A	United States	1,000,000	$31,390,000

	Consumer Staples 6.4%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	370,000	37,029,600
	The Coca-Cola Co.	United States	900,200	38,897,642
	Nestle SA	Switzerland	500,000	38,740,000
	PepsiCo Inc.	United States	337,200	34,036,968
	Philip Morris International Inc.	United States	425,000	34,850,000
	The Procter & Gamble Co.	United States	500,000	36,170,000

				219,724,210

	Energy 5.4%
	Baker Hughes a GE Co., A	United States	700,000	25,277,000
	Chevron Corp.	United States	375,000	46,916,250
	Exxon Mobil Corp.	United States	535,000	41,596,250
	Royal Dutch Shell PLC, A, ADR	United Kingdom	719,264	50,276,554
	Schlumberger Ltd.	United States	320,000	21,939,200

				186,005,254

	Financials 8.1%
	AXA SA	France	1,000,000	28,650,201
	Bank of America Corp.	United States	1,496,715	44,781,713
	The Charles Schwab Corp.	United States	505,000	28,118,400
	JPMorgan Chase & Co.	United States	543,380	59,108,876
	The Toronto-Dominion Bank	Canada	415,000	23,302,250
	U.S. Bancorp	United States	650,000	32,792,500
	Wells Fargo & Co.	United States	1,200,000	62,352,000

				279,105,940

	Health Care 5.9%
	Allergan PLC	United States	124,015	19,054,905
	AstraZeneca PLC, ADR	United Kingdom	1,100,000	39,083,000
	Eli Lilly & Co.	United States	320,000	25,942,400
	Johnson & Johnson	United States	267,000	33,772,830
	Medtronic PLC	United States	300,000	24,039,000
[a]	Pfizer Inc.	United States	1,610,000	58,942,100

				200,834,235

	Industrials 7.4%
[a]	General Dynamics Corp.	United States	100,000	20,131,000
	General Electric Co.	United States	4,500,000	63,315,000
	Honeywell International Inc.	United States	200,000	28,936,000
[a]	Northrop Grumman Corp.	United States	105,000	33,814,200
[a]	Raytheon Co.	United States	260,000	53,284,400
	Republic Services Inc.	United States	460,000	29,752,800
	United Technologies Corp.	United States	203,592	24,461,579

				253,694,979

	Information Technology 7.3%
	Analog Devices Inc.	United States	485,000	42,364,750
	Apple Inc.	United States	100,000	16,526,000
	Broadcom Inc.	United States	100,000	22,942,000
[a]	Cisco Systems Inc.	United States	500,000	22,145,000
	Intel Corp.	United States	446,000	23,022,520
[a]	Microsoft Corp.	United States	604,000	56,486,080

franklintempleton.com	Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
	Oracle Corp.	United States	570,000	$26,031,900
	Texas Instruments Inc.	United States	400,000	40,572,000

				250,090,250

	Materials 2.3%
	BASF SE	Germany	500,000	52,130,804
	DowDuPont Inc.	United States	400,000	25,296,000

				77,426,804

	Real Estate 2.1%
	American Tower Corp.	United States	305,970	41,722,069
	Host Hotels & Resorts Inc.	United States	1,500,000	29,340,000

				71,062,069

	Telecommunication Services 1.0%
	Verizon Communications Inc.	United States	700,000	34,545,000

	Utilities 3.8%
	American Electric Power Co. Inc.	United States	400,000	27,992,000
	Dominion Energy Inc.	United States	350,000	23,296,000
	Entergy Corp.	United States	350,000	28,556,500
	Sempra Energy	United States	170,000	19,006,000
	The Southern Co.	United States	700,000	32,284,000

				131,134,500

	Total Common Stocks (Cost $1,532,230,178)			1,735,013,241

	Management Investment Companies 2.6%
	Financials 2.6%
[b]	Franklin FTSE Europe Hedged ETF	United States	1,350,000	33,894,045
[b]	Franklin FTSE Japan Hedged ETF	United States	1,250,000	32,575,000
[b]	Franklin Liberty Investment Grade Corporate ETF	United States	900,000	21,316,320

	Total Management Investment Companies (Cost $88,276,250)			87,785,365

[c]	Equity-Linked Securities 9.0%
	Consumer Discretionary 2.8%
[d]	Deutsche Bank AG/London into Target Corp., 8.00%, 144A	United States	780,000	50,206,876
[d]	Wells Fargo Bank National Assn. into Ford Motor Co., 9.00%, 144A	United States	3,900,000	45,283,567

				95,490,443

	Industrials 0.8%
[d]	Goldman Sachs International intoUnion Pacific Corp., 7.50%, 144A	United States	200,000	27,131,326

	Information Technology 5.4%
[d]	Credit Suisse AG/London into Analog Devices Inc., 7.00%, 144A	United States	430,000	39,075,696
[d]	Deutsche Bank AG/London into Apple Inc., 6.50%, 144A	United States	200,000	33,600,436
[d]	JPMorgan Chase Financial Co. LLC into Intel Corp., 9.00%, 144A	United States	685,000	35,508,672
[d]	Merrill Lynch International & Co. CV into Microsoft Corp., 6.00%, 144A	United States	600,000	49,094,137
[d]	UBS AG London into Alphabet Inc., 6.00%, 144A	United States	29,000	29,615,036

				186,893,977

	Total Equity-Linked Securities (Cost $300,834,100)			309,515,746

	Convertible Preferred Stocks (Cost $12,870,000) 0.6%
	Utilities 0.6%
	NextEra Energy Inc., 6.371%, cvt. pfd.	United States	260,000	19,071,000

34	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

		Country	Units		Value
[e]	Index-Linked Notes (Cost $33,147,500) 1.0%
	Financials 1.0%
[d,f]	Morgan Stanley Finance LLC, senior note, 144A, 6.53%, 10/03/19	United States	250,000		$33,302,500

			Principal Amount	*

	Convertible Bonds (Cost $15,000,000) 0.4%
	Energy 0.4%
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	$15,000,000		14,291,130

	Corporate Bonds 32.3%
	Consumer Discretionary 5.0%
	Amazon.com Inc.,
	senior note, 5.20%, 12/03/25	United States	20,000,000		22,140,024
	[d] senior note, 144A, 2.40%, 2/22/23	United States	10,000,000		9,581,865
[d]	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.125%, 5/01/27	United States	15,000,000		14,092,050
	Charter Communications Operating LLC/Charter Communications Operating Capital
	Corp., senior secured note, first lien, 4.908%, 7/23/25	United States	20,000,000		20,370,940
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	12,000,000		11,055,000
	Dollar General Corp.,
	senior bond, 3.25%, 4/15/23	United States	15,000,000		14,736,098
	senior bond, 3.875%, 4/15/27	United States	10,000,000		9,786,049
	NIKE Inc., senior bond, 2.375%, 11/01/26	United States	25,000,000		22,843,022
[d]	Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000		14,962,500
[d]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	6,000,000		5,987,400
[d]	Wynn Macau Ltd., senior bond, 144A, 5.50%, 10/01/27	Macau	25,000,000		24,562,500

					170,117,448

	Consumer Staples 3.8%
	Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000		15,501,033
	The Clorox Co., senior bond, 3.10%, 10/01/27	United States	17,500,000		16,627,550
	Costco Wholesale Corp., senior note, 2.75%, 5/18/24	United States	30,000,000		29,030,522
	Kraft Heinz Foods Co.,
	senior bond, 3.50%, 6/06/22	United States	10,000,000		9,956,884
	senior bond, 3.00%, 6/01/26	United States	20,000,000		18,170,039
	Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000		15,232,232
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	15,000,000		15,203,486
	Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000		12,086,388

					131,808,134

	Energy 3.8%
	Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	15,000,000		14,593,534
	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	18,800,000		17,084,500
	Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000		12,891,190
	Nabors Industries Inc., senior note, 5.50%, 1/15/23	United States	15,000,000		14,767,050
	Oceaneering International Inc.,
	senior note, 4.65%, 11/15/24	United States	9,400,000		9,019,908
	senior note, 6.00%, 2/01/28	United States	20,000,000		19,936,327
	Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	8,200,000		8,442,300
	Weatherford International Ltd., senior note, 5.125%, 9/15/20	United States	10,000,000		9,850,000
	The Williams Cos. Inc., senior note, 4.55%, 6/24/24	United States	10,000,000		10,012,500
	Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000		14,872,907

					131,470,216

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Financials 7.1%
	Capital One Financial Corp.,
	senior bond, 3.80%, 1/31/28	United States	$20,000,000		$19,000,668
	senior note, 3.75%, 3/09/27	United States	10,000,000		9,500,000
[g]	Capital One NA, FRN, 2.854%, (3-month USD LIBOR + 0.765%), 9/13/19	United States	10,000,000		10,060,013
	Citigroup Inc.,
	[h] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000		15,206,250
	sub. bond, 4.125%, 7/25/28	United States	15,000,000		14,450,803
	Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000		14,555,332
	JPMorgan Chase & Co.,
	[g,h] junior sub. bond, I, FRN, 5.829%, (3-month USD LIBOR + 3.47%), Perpetual	United States	10,000,000		10,087,500
	[h] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000		13,165,100
	senior note, 2.295%, 8/15/21	United States	15,000,000		14,581,002
[d]	Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000		7,429,518
[d]	Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000		11,957,994
	Morgan Stanley,
	senior note, 3.125%, 1/23/23	United States	20,000,000		19,560,763
	senior sub. bond, 4.35%, 9/08/26	United States	15,000,000		14,915,539
	Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000		15,093,750
[d]	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	15,000,000		15,604,650
[h]	PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter, Perpetual	United States	12,000,000		11,958,000
	Prudential Financial Inc., senior note, 3.50%, 5/15/24	United States	10,000,000		9,976,362
[h]	Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000		15,543,750

					242,646,994

	Health Care 4.7%
[d]	AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	11,000,000		11,000,000
	Anthem Inc., senior bond, 3.65%, 12/01/27	United States	10,000,000		9,527,828
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000		10,009,944
	Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000		10,078,895
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	10,000,000		9,150,000
	senior secured note, first lien, 6.25%, 3/31/23	United States	21,400,000		19,567,625
	CVS Health Corp.,
	senior bond, 5.05%, 3/25/48	United States	12,300,000		12,585,573
	senior note, 3.875%, 7/20/25	United States	15,000,000		14,771,992
	Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000		10,014,553
[d]	Endo Finance LLC/Endo Finco Inc., senior note, 144A, 5.375%, 1/15/23	United States	15,000,000		10,912,500
[d]	Mylan Inc., senior bond, 144A, 4.55%, 4/15/28	United States	19,000,000		18,638,301
[d]	Tenet Healthcare Corp., senior secured note, second lien, 144A, 7.50%, 1/01/22	United States	9,200,000		9,729,000
[d]	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000		5,706,036
	senior note, 144A, 5.875%, 5/15/23	United States	8,300,000		7,620,437

					159,312,684

	Industrials 1.3%
[d]	Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	5,664,559		5,718,202
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	15,000,000		14,360,625
[h]	General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000		9,789,585
	Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000		14,793,475

					44,661,887

36	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Information Technology 1.1%
[d]	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	$10,000,000		$9,600,000
[d]	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	18,000,000		18,345,926
	Xilinx Inc., senior note, 2.95%, 6/01/24	United States	11,000,000		10,455,712

					38,401,638

	Real Estate 1.7%
	HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000		21,220,174
	Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000		9,948,911
	Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000		12,368,243
	Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000		14,868,307

					58,405,635

	Telecommunication Services 1.7%
	AT&T Inc., senior note, 3.95%, 1/15/25	United States	11,700,000		11,600,472
	Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000		10,550,000
[d]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, senior secured note, 144A, 4.738%, 9/20/29	United States	25,000,000		25,187,500
	Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	10,000,000		10,437,350

					57,775,322

	Utilities 2.1%
[d]	Calpine Corp., senior secured bond, 144A, 5.25%, 6/01/26	United States	15,000,000		14,409,375
	Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	20,000,000		18,625,567
[d,h]	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000		9,993,000
[d]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000		9,976,500
	PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	20,000,000		19,839,122

					72,843,564

	Total Corporate Bonds (Cost $1,121,516,536)				1,107,443,522

	Total Investments before Short Term Investments (Cost $3,103,874,564)				3,306,422,504

			Shares

	Short Term Investments (Cost $72,301,728) 2.1%

	Money Market Funds 2.1%
[b,i]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	72,301,728		72,301,728

	Total Investments (Cost $3,176,176,292) 98.6%				3,378,724,232
	Options Written (0.0)%†				(1,460,200)
	Other Assets, less Liabilities 1.4%				50,101,018

	Net Assets 100.0%				$3,427,365,050

franklintempleton.com	Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Balanced Fund (continued)

		Number of Contracts	Notional Amount	*	Value

[j]	Options Written (0.0)%†
	Calls - Exchange-Traded
	Cisco Systems Inc., Call Option, Strike Price $45, Expires 5/18/18	5,000	500,000		$(495,000)
	General Dynamics Corp., Call option, Strike Price $230, Expires 5/18/18	1,000	100,000		(5,000)
	Microsoft Corp., Call Option, Strike Price $100, Expires 5/18/18	3,000	300,000		(51,000)
	Northrop Grumman Corp., Call Option, Strike Price $370, Expires 5/18/18	1,050	105,000		(8,400)
	Pfizer Inc., Call Option, Strike Price $37, Expires 5/18/18	10,000	1,000,000		(340,000)
	Raytheon Co., Call Option, Strike Price $230, Expires 5/18/18	1,200	120,000		(10,800)

					(910,200)

	Puts - Exchange-Traded
	General Dynamics Corp., Put Option, Strike Price $205, Expires 5/18/18	1,000	100,000		(490,000)
	Microsoft Corp., Put Option, Strike Price $85, Expires 5/18/18	3,000	300,000		(60,000)

					(550,000)

	Total Options Written (Premiums received $2,413,479)				$(1,460,200)

See Abbreviations on page 82.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at period end.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cSee Note 1(f) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $603,833,500, representing 17.6% of net assets.

eSee Note 1(e) regarding index-linked notes.

fSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

gThe coupon rate shown represents the rate at period end.

hPerpetual security with no stated maturity date.

iThe rate shown is the annualized seven-day effective yield at period end.

jSee Note 1(d) regarding written options.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Convertible Securities Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.68	$18.24	$18.00	$18.97	$17.82	$14.93

Income from investment operations[a]:

Net investment income[b]	0.07	0.27	0.25	0.24	0.23	0.37

Net realized and unrealized gains (losses)	0.83	2.98	0.85	(0.14)	1.32	2.99

Total from investment operations	0.90	3.25	1.10	0.10	1.55	3.36

Less distributions from:

Net investment income	(0.25)	(0.47)	(0.50)	(0.39)	(0.33)	(0.47)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(1.30)	(0.81)	(0.86)	(1.07)	(0.40)	(0.47)

Net asset value, end of period	$20.28	$20.68	$18.24	$18.00	$18.97	$17.82

Total return[c]	4.59%	18.39%	6.41%	0.66%	8.85%	22.92%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.85%	0.85%	0.86%	0.86%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.84%	0.84%	0.85%	0.86%[f]	0.88%[f]	0.88%

Net investment income	0.65%	1.39%	1.44%	1.33%	1.23%	2.25%

Supplemental data

Net assets, end of period (000’s)	$907,155	$815,491	$768,553	$818,082	$921,134	$844,498

Portfolio turnover rate	24.47%	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.37	$17.98	$17.75	$18.73	$17.60	$14.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	0.12	0.12	0.11	0.09	0.24

Net realized and unrealized gains (losses)	0.83	2.93	0.84	(0.16)	1.31	2.97

Total from investment operations	0.82	3.05	0.96	(0.05)	1.40	3.21

Less distributions from:

Net investment income	(0.18)	(0.32)	(0.37)	(0.25)	(0.20)	(0.36)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(1.23)	(0.66)	(0.73)	(0.93)	(0.27)	(0.36)

Net asset value, end of period	$19.96	$20.37	$17.98	$17.75	$18.73	$17.60

Total return[c]	4.22%	17.49%	5.65%	(0.15)%	8.01%	22.11%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.60%	1.60%	1.61%	1.61%	1.63%	1.63%

Expenses net of waiver and payments by affiliates[e]	1.59%	1.59%	1.60%	1.61%[f]	1.63%[f]	1.63%

Net investment income (loss)	(0.10)%	0.64%	0.69%	0.58%	0.48%	1.50%

Supplemental data

Net assets, end of period (000’s)	$325,131	$303,243	$293,038	$311,951	$333,034	$273,132

Portfolio turnover rate	24.47%	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.79	$18.33	$18.09	$18.99	$19.21

Income from investment operations[b]:

Net investment income[c]	0.10	0.34	0.33	0.30	0.19

Net realized and unrealized gains (losses)	0.85	3.00	0.84	(0.14)	(0.17)

Total from investment operations	0.95	3.34	1.17	0.16	0.02

Less distributions from:

Net investment income	(0.29)	(0.54)	(0.57)	(0.38)	(0.24)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	—

Total distributions	(1.34)	(0.88)	(0.93)	(1.06)	(0.24)

Net asset value, end of period	$20.40	$20.79	$18.33	$18.09	$18.99

Total return[d]	4.79%	18.84%	6.78%	0.99%	0.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%	0.49%	0.50%	0.50%	0.51%

Expenses net of waiver and payments by affiliates[f]	0.50%	0.48%	0.49%	0.50% [g]	0.51%	[g]

Net investment income	0.99%	1.75%	1.80%	1.69%	1.60%

Supplemental data

Net assets, end of period (000’s)	$30,191	$22,950	$7,154	$5	$3,093

Portfolio turnover rate	24.47%	27.24%	28.03%	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.68	$18.24	$18.00	$18.98	$17.83	$14.94

Income from investment operations[a]:

Net investment income[b]	0.09	0.32	0.30	0.29	0.28	0.41

Net realized and unrealized gains (losses)	0.85	2.98	0.85	(0.15)	1.32	2.99

Total from investment operations	0.94	3.30	1.15	0.14	1.60	3.40

Less distributions from:

Net investment income	(0.28)	(0.52)	(0.55)	(0.44)	(0.38)	(0.51)

Net realized gains	(1.05)	(0.34)	(0.36)	(0.68)	(0.07)	—

Total distributions	(1.33)	(0.86)	(0.91)	(1.12)	(0.45)	(0.51)

Net asset value, end of period	$20.29	$20.68	$18.24	$18.00	$18.98	$17.83

Total return[c]	4.76%	18.69%	6.68%	0.87%	9.13%	23.21%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.60%	0.60%	0.61%	0.61%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[e]	0.59%	0.59%	0.60%	0.61%[f]	0.63%[f]	0.63%

Net investment income	0.90%	1.64%	1.69%	1.58%	1.48%	2.50%

Supplemental data

Net assets, end of period (000’s)	$1,550,864	$1,542,254	$1,080,346	$899,441	$877,190	$387,528

Portfolio turnover rate	24.47%	27.24%	28.03%	17.30%	23.05%	34.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Convertible Securities Fund

		Country	Shares		Value

	Convertible Preferred Stocks 15.0%
	Consumer Staples 2.9%
	Bunge Ltd., 4.875%, cvt. pfd.	United States	315,000		$34,177,500
	Post Holdings Inc., 2.50%, cvt. pfd.	United States	321,200		48,528,887

					82,706,387

	Health Care 2.4%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	875,000		52,806,250
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	42,500		14,917,500

					67,723,750

	Industrials 4.5%
	Rexnord Corp., 5.75%, cvt. pfd.	United States	967,500		60,313,950
	Stanley Black & Decker Inc., 5.375%, cvt. pfd.	United States	445,000		47,837,500
	Stericycle Inc., 5.25%, cvt. pfd.	United States	380,000		17,259,600

					125,411,050

	Information Technology 1.8%
[a]	Mandatory Exchangeable Trust, 5.75%, cvt. pfd., 144A	China	251,500		50,752,776

	Utilities 3.4%
	Black Hills Corp., 7.75%, cvt. pfd.	United States	606,000		37,044,780
	Sempra Energy, 6.00%, cvt. pfd., A.	United States	477,500		49,101,325
	South Jersey Industries Inc, 7.25%, cvt. pfd.	United States	180,000		9,360,000

					95,506,105

	Total Convertible Preferred Stocks (Cost $406,468,205)				422,100,068

			Principal Amount	*

	Convertible Bonds 81.2%
	Consumer Discretionary 14.2%
	Ctrip.com International Ltd.,
	cvt., senior note, 1.25%, 10/15/18	China	$19,200,000		21,181,440
	cvt., senior note, 1.25%, 9/15/22	China	25,000,000		25,278,750
	Dish Network Corp., cvt., senior bond, 3.375%, 8/15/26	United States	45,900,000		41,769,964
	GNC Holdings Inc., cvt., senior note, 1.50%, 8/15/20	United States	5,000,000		3,625,000
[a]	Liberty Expedia Holdings, cvt., 144A, 1.00%, 6/30/47	United States	52,450,000		51,433,781
[a]	Liberty Interactive LLC, cvt., senior bond, 144A, 1.75%, 9/30/46	United States	37,000,000		38,810,040
	Liberty Media Corp.,
	cvt., senior bond, 2.25%, 9/30/46	United States	39,000,000		41,064,933
	cvt., senior note, 1.375%, 10/15/23	United States	21,200,000		24,424,520
	The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000		58,605,400
	Shutterfly Inc., cvt., 0.25%, 5/18/18	United States	37,465,000		47,242,466
[a]	Wayfair Inc., cvt., senior note, 144A, 0.375%, 9/01/22	United States	50,000,000		46,557,300

					399,993,594

	Energy 0.6%
[a]	Oil States International Inc., cvt., senior note, 144A, 1.50%, 2/15/23	United States	14,000,000		15,575,000

	Health Care 15.9%
	BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000		31,793,893
	Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	12,100,000		12,104,961
	Clovis Oncology Inc., cvt., senior note, 1.25%, 5/01/25	United States	30,000,000		27,173,040
[a]	Corium International Inc., cvt., senior note, 144A, 5.00%, 3/15/25	United States	14,500,000		13,368,217
	Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000		12,965,264
[a]	Dermira Inc., cvt., senior note, 144A, 3.00%, 5/15/22	United States	41,120,000		33,276,360

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount	*	Value

	Convertible Bonds (continued)
	Health Care (continued)
[a]	DexCom Inc., cvt., senior note, 144A, 0.75%, 5/15/22	United States	$21,600,000		$22,205,016
	Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	11,918,000		11,019,442
	Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	41,000,000		51,396,739
[a]	Insulet Corp., cvt., senior note, 144A, 1.375%, 11/15/24	United States	42,000,000		47,617,500
	Jazz Investments I Ltd.,
	cvt., senior note, 1.875%, 8/15/21	United States	35,000,000		36,642,550
	[a] cvt., senior note, 144A, 1.50%, 8/15/24	United States	17,750,000		17,575,518
[a]	Neurocrine Biosciences Inc., cvt., senior note, 144A, 2.25%, 5/15/24	United States	44,750,000		57,973,356
	Novavax Inc., cvt., senior note, 3.75%, 2/01/23	United States	29,000,000		18,815,200
	NuVasive Inc., cvt., senior note, 2.25%, 3/15/21	United States	12,000,000		13,267,500
[a]	Sarepta Therapeutics Inc., cvt., senior note, 144A, 1.50%, 11/15/24	United States	30,250,000		38,827,085

					446,021,641

	Industrials 0.7%
	The KeyW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000		19,800,000

	Information Technology 46.6%
	Altaba Inc., cvt., zero cpn., 12/01/18	United States	35,100,000		46,383,457
[a]	Atlassian Inc., cvt., senior note, 144A, 0.625%, 5/01/23	United States	32,000,000		32,128,000
	Blackhawk Network Holdings Inc., cvt., senior note, 1.50%, 1/15/22	United States	42,700,000		47,379,621
	Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000		21,264,672
[a]	Etsy Inc., cvt., senior note, 144A, zero cpn., 3/01/23	United States	40,000,000		43,575,000
	Guidewire Software Inc., cvt., senior note, 1.25%, 3/15/25	United States	29,000,000		29,486,591
[a]	HubSpot Inc., cvt., 144A, 0.25%, 6/01/22	United States	43,875,000		55,995,469
	Inphi Corp., cvt., senior note, 0.75%, 9/01/21	United States	9,600,000		8,855,405
	Integrated Device Technology Inc., cvt., senior note, 0.875%, 11/15/22	United States	4,700,000		5,084,469
	Intel Corp., cvt., junior sub. bond, 3.25%, 8/01/39	United States	8,000,000		19,888,200
	Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000		13,581,350
	Microchip Technology Inc., cvt., 1.625%, 2/15/27	United States	45,750,000		51,711,225
	Micron Technology Inc., cvt., senior bond, G, 3.00%, 11/15/43	United States	35,050,000		55,661,748
	Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	8,600,000		47,534,737
	NXP Semiconductors NV, cvt., senior note, 1.00%, 12/01/19	Netherlands	35,000,000		41,523,125
[a]	Okta Inc., cvt., senior note, 144A, 0.25%, 2/15/23	United States	44,500,000		51,131,657
	Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	28,750,000		50,480,774
	Proofpoint Inc., cvt., 0.75%, 6/15/20	United States	39,100,000		59,189,033
[a]	Q2 Holdings Inc., cvt., 144A, 0.75%, 2/15/23	United States	27,000,000		28,809,000
[a]	Realpage Inc., cvt., 144A, 1.50%, 11/15/22	United States	40,850,000		57,241,062
	Red Hat Inc., cvt., senior note, 0.25%, 10/01/19	United States	29,250,000		64,916,894
[a]	ServiceNow Inc., cvt., senior note, 144A, zero cpn., 6/01/22	United States	45,000,000		60,489,000
	Silicon Laboratories Inc., cvt., senior note, 1.375%, 3/01/22	United States	38,700,000		45,956,250
	Square Inc, cvt., 0.375%, 3/01/22	United States	29,200,000		61,936,120
	Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	7,000,000		32,417,000
	VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000		37,637,006
	Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000		40,373,892
[a]	Weibo Corp., cvt., senior note, 144A, 1.25%, 11/15/22	China	43,000,000		49,041,715
[a]	Workday Inc., cvt., senior note, 144A, 0.25%, 10/01/22	United States	52,500,000		56,778,750
[a]	Zendesk Inc., cvt., senior note, 144A, 0.25%, 3/15/23	United States	43,500,000		45,148,650
	Zillow Group Inc., cvt., senior note, 2.00%, 12/01/21	United States	43,500,000		50,453,040

					1,312,052,912

44	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Convertible Securities Fund (continued)

		Country	Principal Amount*	Value

	Convertible Bonds (continued)
	Materials 1.8%
	B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	$13,900,000	$14,011,200
	Cemex SAB de CV, cvt., sub. note, 3.72%, 3/15/20	Mexico	34,750,000	35,835,938

				49,847,138

	Real Estate 1.4%
	Forest City Enterprises Inc.,
	cvt., senior note, 4.25%, 8/15/18	United States	17,110,000	17,404,514
	cvt., senior note, A, 3.625%, 8/15/20	United States	22,000,000	22,797,390

				40,201,904

	Total Convertible Bonds (Cost $1,953,213,472)			2,283,492,189

			Shares
	Escrows and Litigation Trusts 0.0%
[b,c]	Impax Laboratories Inc., Escrow Account	United States	45,000,000	—
[b,c]	Motors Liquidation Co., Escrow Account	United States	376,200	—

	Total Escrows and Litigation Trusts (Cost $22,362)			—

	Total Investments before Short Term Investments (Cost $2,359,704,039)			2,705,592,257

	Short Term Investments (Cost $89,575,377) 3.2%

	Money Market Funds 3.2%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	89,575,377	89,575,377

	Total Investments (Cost $2,449,279,416) 99.4%			2,795,167,634
	Other Assets, less Liabilities 0.6%			18,173,393

	Net Assets 100.0%			$2,813,341,027

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $914,310,252, representing 32.5% of net assets.

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Equity Income Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013

Class A
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.06	$22.50	$22.99	$23.93	$22.16		$18.01

Income from investment operations[a]:

Net investment income[b]	0.20	0.48	0.47	0.55	0.66	[c]	0.44

Net realized and unrealized gains (losses)	0.25	3.55	0.24	0.26	1.73		4.19

Total from investment operations	0.45	4.03	0.71	0.81	2.39		4.63

Less distributions from:

Net investment income	(0.28)	(0.58)	(0.60)	(0.69)	(0.50)		(0.48)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)		—

Total distributions	(0.91)	(1.47)	(1.20)	(1.75)	(0.62)		(0.48)

Net asset value, end of period	$24.60	$25.06	$22.50	$22.99	$23.93		$22.16

Total return[d]	1.72%	18.55%	3.31%	3.72%	10.99%		26.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.85%	0.86%	0.87%	0.86%	0.87%		0.91%

Expenses net of waiver and payments by affiliates[f]	0.84%	0.86% [g]	0.87% [g]	0.86% [g]	0.87%	[g]	0.91%

Net investment income	1.59%	2.02%	2.13%	2.37%	2.87%	[c]	2.19%

Supplemental data

Net assets, end of period (000’s)	$1,699,186	$1,753,135	$1,700,712	$1,790,392	$1,762,318		$1,637,089

Portfolio turnover rate	15.74%	27.18%	50.05%	34.09%	20.15%		33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013
Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$24.86	$22.32	$22.85	$23.79	$22.04		$17.91

Income from investment operations[a]:

Net investment income[b]	0.10	0.30	0.30	0.37	0.49	[c]	0.28

Net realized and unrealized gains (losses)	0.25	3.54	0.23	0.27	1.71		4.18

Total from investment operations	0.35	3.84	0.53	0.64	2.20		4.46

Less distributions from:

Net investment income	(0.18)	(0.41)	(0.46)	(0.52)	(0.33)		(0.33)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)		—

Total distributions	(0.81)	(1.30)	(1.06)	(1.58)	(0.45)		(0.33)

Net asset value, end of period	$24.40	$24.86	$22.32	$22.85	$23.79		$22.04

Total return[d]	1.35%	17.73%	2.51%	2.96%	10.14%		25.18%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.60%	1.61%	1.62%	1.61%	1.62%		1.66%

Expenses net of waiver and payments by affiliates[f]	1.59%	1.61% [g]	1.62% [g]	1.61% [g]	1.62%	[g]	1.66%

Net investment income	0.84%	1.27%	1.38%	1.62%	2.12%	[c]	1.44%

Supplemental data

Net assets, end of period (000’s)	$265,810	$267,450	$257,156	$250,347	$241,566		$208,325

Portfolio turnover rate	15.74%	27.18%	50.05%	34.09%	20.15%		33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.05	$22.49	$22.99	$23.93	$22.17		$18.01

Income from investment operations[a]:

Net investment income[b]	0.17	0.42	0.41	0.50	0.61	[c]	0.39

Net realized and unrealized gains (losses)	0.26	3.56	0.24	0.25	1.72		4.20

Total from investment operations	0.43	3.98	0.65	0.75	2.33		4.59

Less distributions from:

Net investment income	(0.25)	(0.53)	(0.55)	(0.63)	(0.45)		(0.43)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)		—

Total distributions	(0.88)	(1.42)	(1.15)	(1.69)	(0.57)		(0.43)

Net asset value, end of period	$24.60	$25.05	$22.49	$22.99	$23.93		$22.17

Total return[d]	1.64%	18.29%	3.05%	3.45%	10.67%		25.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.07%	1.09%	1.11%	1.11%	1.12%		1.16%

Expenses net of waiver and payments by affiliates[f]	1.06%	1.09% [g]	1.11% [g]	1.11% [g]	1.12%	[g]	1.16%

Net investment income	1.37%	1.79%	1.89%	2.12%	2.62%	[c]	1.94%

Supplemental data

Net assets, end of period (000’s)	$6,558	$7,074	$6,395	$6,265	$7,305		$5,844

Portfolio turnover rate	15.74%	27.18%	50.05%	34.09%	20.15%		33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.11	$22.54	$23.01	$23.95	$22.18	$20.00

Income from investment operations[b]:

Net investment income[c]	0.23	0.56	0.43	0.63	0.75 [d]	0.26

Net realized and unrealized gains (losses)	0.26	3.57	0.37	0.27	1.73	2.18

Total from investment operations	0.49	4.13	0.80	0.90	2.48	2.44

Less distributions from:

Net investment income	(0.32)	(0.67)	(0.67)	(0.78)	(0.59)	(0.26)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(0.95)	(1.56)	(1.27)	(1.84)	(0.71)	(0.26)

Net asset value, end of period	$24.65	$25.11	$22.54	$23.01	$23.95	$22.18

Total return[e]	1.90%	19.00%	3.72%	4.10%	11.38%	12.30%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.53%	0.49%	0.49%	2.89%	1.78%	2.16%

Expenses net of waiver and payments by affiliates[g]	0.50%	0.49% [h]	0.49% [h]	0.48%	0.50%	0.51%

Net investment income	1.93%	2.39%	2.51%	2.75%	3.24% [d]	2.59%

Supplemental data

Net assets, end of period (000’s)	$79,991	$12,728	$10,537	$6	$6	$6

Portfolio turnover rate	15.74%	27.18%	50.05%	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.10	$22.53	$23.02	$23.96	$22.19	$18.02

Income from investment operations[a]:

Net investment income[b]	0.23	0.50	0.45	0.60	0.71[c]	0.48

Net realized and unrealized gains (losses)	0.25	3.60	0.31	0.27	1.74	4.22

Total from investment operations	0.48	4.10	0.76	0.87	2.45	4.70

Less distributions from:

Net investment income	(0.30)	(0.64)	(0.65)	(0.75)	(0.56)	(0.53)

Net realized gains	(0.63)	(0.89)	(0.60)	(1.06)	(0.12)	—

Total distributions	(0.93)	(1.53)	(1.25)	(1.81)	(0.68)	(0.53)

Net asset value, end of period	$24.65	$25.10	$22.53	$23.02	$23.96	$22.19

Total return[d]	1.87%	18.88%	3.53%	3.98%	11.25%	26.48%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.60%	0.61%	0.62%	0.61%	0.62%	0.66%

Expenses net of waiver and payments by affiliates[f]	0.59%	0.61% [g]	0.62% [g]	0.61% [g]	0.62% [g]	0.66%

Net investment income	1.84%	2.27%	2.38%	2.62%	3.12% [c]	2.44%

Supplemental data

Net assets, end of period (000’s)	$93,799	$147,681	$80,422	$34,577	$30,166	$17,534

Portfolio turnover rate	15.74%	27.18%	50.05%	34.09%	20.15%	33.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Equity Income Fund

	Country	Shares	Value

Common Stocks 84.6%
Consumer Discretionary 4.3%
Comcast Corp., A	United States	600,000	$18,834,000
Las Vegas Sands Corp.	United States	295,500	21,669,015
Lowe’s Cos. Inc.	United States	165,200	13,617,436
McDonald’s Corp.	United States	114,000	19,088,160
Target Corp.	United States	258,900	18,796,140

			92,004,751

Consumer Staples 7.3%
Anheuser-Busch InBev SA/NV, ADR	Belgium	201,100	20,126,088
The Kraft Heinz Co.	United States	306,600	17,286,108
PepsiCo Inc.	United States	460,500	46,482,870
The Procter & Gamble Co.	United States	567,500	41,052,950
Walmart Inc.	United States	370,000	32,730,200

			157,678,216

Energy 8.7%
Anadarko Petroleum Corp.	United States	93,200	6,274,224
Chevron Corp.	United States	467,400	58,476,414
Exxon Mobil Corp.	United States	436,434	33,932,743
Occidental Petroleum Corp.	United States	320,500	24,761,830
ONEOK Inc.	United States	262,000	15,777,640
Royal Dutch Shell PLC, A, ADR	United Kingdom	415,000	29,008,500
Suncor Energy Inc.	Canada	515,000	19,688,450

			187,919,801

Financials 19.8%
Arthur J. Gallagher & Co.	United States	297,800	20,843,022
Bank of America Corp.	United States	1,300,900	38,922,928
BB&T Corp.	United States	720,000	38,016,000
BlackRock Inc.	United States	92,500	48,238,750
JPMorgan Chase & Co.	United States	866,000	94,203,480
MetLife Inc.	United States	645,000	30,747,150
Morgan Stanley	United States	956,000	49,348,720
U.S. Bancorp.	United States	879,300	44,360,685
Wells Fargo & Co.	United States	1,145,000	59,494,200

			424,174,935

Health Care 11.0%
Baxter International Inc.	United States	170,000	11,815,000
Eli Lilly & Co.	United States	330,400	26,785,528
Johnson & Johnson	United States	262,000	33,140,380
Medtronic PLC	United States	523,000	41,907,990
Merck & Co. Inc.	United States	670,000	39,442,900
Pfizer Inc.	United States	1,239,300	45,370,773
UnitedHealth Group Inc.	United States	161,500	38,178,600

			236,641,171

Industrials 11.7%
Cummins Inc.	United States	219,500	35,089,270
General Electric Co.	United States	1,575,300	22,164,471
Illinois Tool Works Inc.	United States	114,900	16,318,098
Lockheed Martin Corp.	United States	100,600	32,276,504
Norfolk Southern Corp.	United States	181,000	25,968,070
Raytheon Co.	United States	215,000	44,062,100
Republic Services Inc.	United States	553,500	35,800,380

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials (continued)
	Stanley Black & Decker Inc.	United States	140,380	$19,876,404
	United Technologies Corp.	United States	161,600	19,416,240

				250,971,537

	Information Technology 11.8%
	Apple Inc.	United States	222,000	36,687,720
	Broadcom Inc.	United States	36,000	8,259,120
	Cisco Systems Inc.	United States	901,733	39,937,755
	Intel Corp.	United States	393,402	20,307,411
	Microsoft Corp.	United States	871,000	81,455,920
	Oracle Corp.	United States	676,000	30,872,920
	Texas Instruments Inc.	United States	348,000	35,297,640

				252,818,486

	Materials 4.7%
	BASF SE	Germany	262,500	27,368,672
	DowDuPont Inc.	United States	522,000	33,011,280
	International Paper Co.	United States	454,800	23,449,488
	Praxair Inc.	United States	108,500	16,548,420

				100,377,860

	Real Estate 1.6%
	Equity Residential	United States	125,000	7,713,750
	Host Hotels & Resorts Inc.	United States	1,333,000	26,073,480

				33,787,230

	Telecommunication Services 2.1%
	Rogers Communications Inc., B	Canada	115,300	5,443,313
	TELUS Corp.	Canada	470,000	16,828,879
	Verizon Communications Inc.	United States	473,000	23,342,550

				45,614,742

	Utilities 1.6%
	Xcel Energy Inc.	United States	723,500	33,888,740

	Total Common Stocks (Cost $1,291,629,625)			1,815,877,469

[a]	Equity-Linked Securities 9.9%
	Consumer Discretionary 1.5%
[b]	Deutsche Bank AG/London into Amazon.com Inc., 5.00%, 144A	United States	23,900	31,955,219

	Energy 1.6%
[b]	Citigroup Global Markets Holdings Inc. into Anadarko Petroleum Corp., 6.00%, 144A	United States	330,000	18,918,472
[b]	Credit Suisse AG/London into Schlumberger Ltd., 6.50%, 144A	United States	210,000	14,742,452

				33,660,924

	Financials 2.5%
[b]	Deutsche Bank AG/London into Bank of America Corp., 6.50%, 144A	United States	880,000	24,195,058
[b]	UBS AG London into The Charles Schwab Corp., 6.50%, 144A	United States	545,000	29,421,193

				53,616,251

	Health Care 0.5%
[b]	Deutsche Bank AG/London into Baxter International Inc., 4.50%, 144A	United States	170,000	11,697,803

52	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Equity Income Fund (continued)

		Country	Shares	Value

[a]	Equity-Linked Securities (continued)
	Information Technology 3.8%
[b]	Barclays Bank PLC into Broadcom Ltd., 7.50%, 144A	United States	99,300	$23,199,881
[b]	Goldman Sachs International into Apple Inc., 6.00%, 144A	United States	140,000	23,025,452
[b]	UBS AG London into Intel Corp., 7.00%, 144A	United States	825,000	35,494,877

				81,720,210

	Total Equity-Linked Securities (Cost $198,012,576)			212,650,407

	Convertible Preferred Stocks 3.7%
	Health Care 1.7%
	Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	613,000	36,994,550

	Utilities 2.0%
	NextEra Energy Inc., 6.371%, cvt. pfd.	United States	575,000	42,176,250

	Total Convertible Preferred Stocks (Cost $61,985,383)			79,170,800

	Total Investments before Short Term Investments (Cost $1,551,627,584)			2,107,698,676

	Short Term Investments (Cost $32,110,673) 1.5%

	Money Market Funds 1.5%
[c,d]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	32,110,673	32,110,673

	Total Investments (Cost $1,583,738,257) 99.7%			2,139,809,349
	Other Assets, less Liabilities 0.3%			5,534,343

	Net Assets 100.0%			$2,145,343,692

See Abbreviations on page 82.

aSee Note 1(f) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $212,650,407, representing 9.9% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	53

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Real Return Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.14	$10.09	$9.92	$10.66	$10.82	$10.94

Income from investment operations[a]:

Net investment income[b]	0.11	0.17	0.12	0.05	0.14	0.15

Net realized and unrealized gains (losses)	— [c]	0.01	0.15	(0.72)	(0.06)	(0.01)

Total from investment operations	0.11	0.18	0.27	(0.67)	0.08	0.14

Less distributions from:

Net investment income	(0.22)	(0.13)	(0.09)	(0.07)	(0.24)	(0.26)

Tax return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.22)	(0.13)	(0.10)	(0.07)	(0.24)	(0.26)

Net asset value, end of period	$10.03	$10.14	$10.09	$9.92	$10.66	$10.82

Total return[d]	1.13%	1.77%	2.77%	(6.32)%	0.75%	1.34%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.14%	1.17%	1.12%	1.10%	1.10%	1.08%

Expenses net of waiver and payments by affiliates[f]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	2.16%	1.69%	1.18%	0.43%	1.34%	1.35%

Supplemental data

Net assets, end of period (000’s)	$137,597	$146,866	$161,541	$185,743	$248,313	$327,285

Portfolio turnover rate	27.06%	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.03	$10.00	$9.82	$10.59	$10.76	$10.87

Income from investment operations[a]:

Net investment income[b]	0.09	0.13	0.08	— [c]	0.10	0.10

Net realized and unrealized gains (losses)	0.01	— [c]	0.16	(0.71)	(0.07)	0.01

Total from investment operations	0.10	0.13	0.24	(0.71)	0.03	0.11

Less distributions from:

Net investment income	(0.20)	(0.10)	(0.05)	(0.06)	(0.20)	(0.22)

Tax return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.20)	(0.10)	(0.06)	(0.06)	(0.20)	(0.22)

Net asset value, end of period	$9.93	$10.03	$10.00	$9.82	$10.59	$10.76

Total return[d]	1.04%	1.30%	2.44%	(6.70)%	0.22%	1.03%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.54%	1.57%	1.52%	1.50%	1.50%	1.48%

Expenses net of waiver and payments by affiliates[f]	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%

Net investment income	1.76%	1.29%	0.78%	0.04%	0.94%	0.95%

Supplemental data

Net assets, end of period (000’s)	$30,343	$33,844	$39,568	$48,084	$68,188	$83,666

Portfolio turnover rate	27.06%	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.19	$10.15	$9.98	$10.68	$10.85	$11.01

Income from investment operations[b]:

Net investment income[c]	0.13	0.22	0.16	0.10	0.21	0.09

Net realized and unrealized gains (losses)	0.01	(0.01)	0.16	(0.72)	(0.10)	(0.10)

Total from investment operations	0.14	0.21	0.32	(0.62)	0.11	(0.01)

Less distributions from:

Net investment income	(0.24)	(0.17)	(0.14)	(0.08)	(0.28)	(0.15)

Tax return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.24)	(0.17)	(0.15)	(0.08)	(0.28)	(0.15)

Net asset value, end of period	$10.09	$10.19	$10.15	$9.98	$10.68	$10.85

Total return[d]	1.42%	2.09%	3.25%	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.80%	0.72%	0.71%	0.71%	0.70%	2.43%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.49%	0.50%	0.50%	0.52%	0.52%

Net investment income	2.57%	2.11%	1.58%	0.83%	1.72%	1.73%

Supplemental data

Net assets, end of period (000’s)	$10,442	$5,727	$5,326	$1,730	$2,034	$5

Portfolio turnover rate	27.06%	32.44%	31.82%	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.18	$10.13	$9.96	$10.68	$10.85	$10.97

Income from investment operations[a]:

Net investment income[b]	0.13	0.20	0.14	0.05	0.18	0.18

Net realized and unrealized gains (losses)	0.01	— [c]	0.16	(0.70)	(0.08)	(0.01)

Total from investment operations	0.14	0.20	0.30	(0.65)	0.10	0.17

Less distributions from:

Net investment income	(0.24)	(0.15)	(0.12)	(0.07)	(0.27)	(0.29)

Tax return of capital	—	—	(0.01)	—	—	—

Total distributions	(0.24)	(0.15)	(0.13)	(0.07)	(0.27)	(0.29)

Net asset value, end of period	$10.08	$10.18	$10.13	$9.96	$10.68	$10.85

Total return[d]	1.34%	2.03%	3.04%	(6.08)%	0.91%	1.60%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.89%	0.92%	0.87%	0.85%	0.85%	0.83%

Expenses net of waiver and payments by affiliates[f]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

Net investment income	2.41%	1.94%	1.43%	0.68%	1.59%	1.60%

Supplemental data

Net assets, end of period (000’s)	$27,962	$40,077	$35,215	$37,758	$65,958	$28,042

Portfolio turnover rate	27.06%	32.44%	31.82%	26.57%	33.02%	27.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Real Return Fund

	Country	Shares			Value

Common Stocks 11.1%
Energy 6.8%
Anadarko Petroleum Corp.	United States	23,700			$1,595,484
Canadian Natural Resources Ltd.	Canada	33,700			1,215,896
Chevron Corp.	United States	13,700			1,714,007
Exxon Mobil Corp.	United States	15,277			1,187,787
Halliburton Co.	United States	33,300			1,764,567
Noble Energy Inc.	United States	27,400			926,942
Occidental Petroleum Corp.	United States	18,200			1,406,132
Pioneer Natural Resources Co.	United States	4,700			947,285
Royal Dutch Shell PLC, A, ADR	United Kingdom	19,800			1,384,020
Schlumberger Ltd.	United States	20,850			1,429,476
[a] Weatherford International PLC	United States	119,400			352,230

					13,923,826

Materials 4.3%
BHP Billiton PLC, ADR	United Kingdom	32,700			1,384,518
DowDuPont Inc.	United States	26,600			1,682,184
Freeport-McMoRan Inc.	United States	53,046			806,830
Goldcorp Inc.	Canada	101,600			1,350,264
Nucor Corp.	United States	21,000			1,294,020
Nutrien Ltd.	Canada	19,624			893,481
Rio Tinto PLC, ADR	United Kingdom	27,700			1,522,115

					8,933,412

Total Common Stocks (Cost $21,881,052)					22,857,238

Management Investment Companies 9.6%
Diversified Financials 5.0%
[b] Franklin Pelagos Commodities Strategy Fund, Class R6	United States	897,760			6,167,612
iShares Global Infrastructure ETF	United States	95,000			4,152,450

					10,320,062

Real Estate 4.6%
SPDR Dow Jones REIT ETF	United States	109,700			9,586,683

Total Management Investment Companies (Cost $15,329,164)					19,906,745

		Principal Amount*
Foreign Government and Agency Securities (Cost $1,947,130) 0.5%
[c] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	1,270	[d]	BRL	1,123,814

U.S. Government and Agency Securities 73.6%
[e] U.S. Treasury Bond, Index Linked, 0.625%, 1/15/24	United States	8,002,172			7,981,162
[e] U.S. Treasury Note,
Index Linked, 2.125%, 1/15/19	United States	39,424,460			39,956,792
Index Linked, 0.125%, 4/15/19	United States	19,442,882			19,358,199
Index Linked, 1.875%, 7/15/19	United States	24,485,147			25,027,437
Index Linked, 1.375%, 1/15/20	United States	12,203,260			12,405,628
Index Linked, 0.125%, 4/15/20	United States	10,099,290			10,016,033
Index Linked, 0.125%, 4/15/21	United States	12,184,708			12,016,573
Index Linked, 0.625%, 7/15/21	United States	6,958,828			6,999,139
Index Linked, 0.125%, 7/15/24	United States	8,387,712			8,127,784

58	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Real Return Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities (continued)
[e] U.S. Treasury Note, (continued)
Index Linked, 0.25%, 1/15/25	United States	10,195,517	$9,885,979

Total U.S. Government and Agency Securities (Cost $152,986,604)			151,774,726

Total Investments before Short Term Investments (Cost $192,143,950)			195,662,523

Short Term Investments (Cost $10,478,250) 5.1%

Repurchase Agreements 5.1%
[f] Joint Repurchase Agreement, 1.710%, 5/01/18 (Maturity Value $10,478,748)
BNP Paribas Securities Corp. (Maturity Value $4,566,534)
Deutsche Bank Securities Inc. (Maturity Value $752,060)
HSBC Securities (USA) Inc. (Maturity Value $5,137,310)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $22,844)
Collateralized by U.S. Government Agency Securities, 0.00% - 1.875%, 9/18/18 - 4/05/22; [g] U.S. Treasury Bill, 6/14/18 - 1/31/19; and U.S. Treasury Note, 0.875% - 3.50%, 1/31/19 -11/30/21 (valued at $10,693,826)	United States	10,478,250	10,478,250

Total Investments (Cost $202,622,200) 99.9%			206,140,773
Other Assets, less Liabilities 0.1%			202,026

Net Assets 100.0%			$206,342,799

See Abbreviations on page 82.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(h).

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(h).

fSee Note 1(c) regarding joint repurchase agreement.

gThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2018 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,015,598,314	$2,359,704,039	$1,551,627,584	$186,143,950
Cost - Controlled affiliates (Note 3f)	88,276,250	—	—	—
Cost - Non-controlled affiliates (Note 3f)	72,301,728	89,575,377	32,110,673	6,000,000
Cost - Unaffiliated repurchase agreements	—	—	—	10,478,250

Value - Unaffiliated issuers	$3,218,637,139	$2,705,592,257	$2,107,698,676	$189,494,911
Value - Controlled affiliates (Note 3f)	87,785,365	—	—	—
Value - Non-controlled affiliates (Note 3f)	72,301,728	89,575,377	32,110,673	6,167,612
Value - Unaffiliated repurchase agreements	—	—	—	10,478,250
Cash	183,925	—	283,604	—
Foreign currency, at value (cost $—, $—, $— and $114,139, respectively)	—	—	—	113,801
Receivables:
Investment securities sold	5,041,718	—	8,409,703	—
Capital shares sold	3,108,091	13,956,977	1,823,511	119,376
Dividends and interest	16,325,894	9,250,036	2,332,390	504,793
European Union tax reclaims	98,126	—	70,525	—
Deposits with brokers for:
Exchange traded options written	46,000,000	—	—	—
Other assets	3,364	2,058	1,891	173

Total assets	3,449,485,350	2,818,376,705	2,152,730,973	206,878,916

Liabilities:
Payables:
Investment securities purchased	12,992,911	—	3,161,630	—
Capital shares redeemed	4,221,556	3,179,520	2,353,241	296,174
Management fees	1,767,869	1,038,617	811,744	64,274
Distribution fees	1,026,494	450,341	572,692	44,523
Transfer agent fees	462,118	275,638	357,449	61,501
Distributions to shareholders	—	—	—	19,781
Options written, at value (premiums received $2,413,479, $—, $— and $—, respectively)	1,460,200	—	—	—
Accrued expenses and other liabilities	189,152	91,562	130,525	49,864

Total liabilities	22,120,300	5,035,678	7,387,281	536,117

Net assets, at value	$3,427,365,050	$2,813,341,027	$2,145,343,692	$206,342,799

Net assets consist of:
Paid-in capital	$3,137,811,663	$2,371,443,654	$1,518,179,479	$230,675,107
Distributions in excess of net investment income	(15,106,808)	(50,489,430)	(2,965,782)	(4,384,789)
Net unrealized appreciation (depreciation)	203,495,310	345,888,218	556,060,441	3,519,711
Accumulated net realized gain (loss)	101,164,885	146,498,585	74,069,554	(23,467,230)

Net assets, at value	$3,427,365,050	$2,813,341,027	$2,145,343,692	$206,342,799

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Class A:
Net assets, at value	$2,566,487,991	$907,155,474	$1,699,185,713	$137,596,537

Shares outstanding	214,308,316	44,728,582	69,060,461	13,712,272

Net asset value per share[a]	$11.98	$20.28	$24.60	$10.03

Maximum offering price per share (net asset value per share ÷ 94.25%, 94.25%, 94.25% and 95.75%, respectively)	$12.71	$21.52	$26.10	$10.48

Class C:
Net assets, at value	$595,278,350	$325,130,806	$265,809,659	$30,342,811

Shares outstanding	50,161,351	16,286,514	10,895,038	3,055,395

Net asset value and maximum offering price per share[a]	$11.87	$19.96	$24.40	$9.93

Class R:
Net assets, at value	$4,958,431		$6,558,360

Shares outstanding	412,932		266,617

Net asset value and maximum offering price per share	$12.01		$24.60

Class R6:
Net assets, at value	$139,484,996	$30,190,880	$79,990,700	$10,441,778

Shares outstanding	11,613,666	1,479,718	3,244,758	1,034,529

Net asset value and maximum offering price per share	$12.01	$20.40	$24.65	$10.09

Advisor Class:
Net assets, at value	$121,155,282	$1,550,863,867	$93,799,260	$27,961,673

Shares outstanding	10,093,783	76,449,555	3,805,634	2,774,839

Net asset value and maximum offering price per share	$12.00	$20.29	$24.65	$10.08

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2018 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$26,840,098	$6,977,904	$26,276,462	$505,299
Controlled affiliates (Note 3f)	392,516	—	—	—
Non-controlled affiliates (Note 3f)	456,695	565,322	285,158	95,470
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Inflation principal adjustments	—	—	—	2,089,732
Paid in cash	26,895,936	12,043,719	2,086	515,867
Other income (Note 1g)	103,005	—	74,031	—

Total investment income	54,688,250	19,586,945	26,637,737	3,206,368

Expenses:
Management fees (Note 3a)	11,014,024	6,104,116	5,094,965	655,508
Distribution fees: (Note 3c)
Class A	3,271,933	1,053,440	2,179,364	174,853
Class C	3,071,448	1,551,967	1,354,805	102,799
Class R	12,301	—	16,130	—
Transfer agent fees: (Note 3e)
Class A	1,418,809	510,734	967,443	126,445
Class C	335,518	188,077	150,342	28,594
Class R	2,675	—	3,807	—
Class R6	14,108	7,180	13,165	4,058
Advisor Class	67,527	879,531	52,375	25,867
Custodian fees (Note 4)	16,405	10,803	11,125	5,653
Reports to shareholders	137,977	86,461	101,539	20,281
Registration and filing fees	87,479	62,111	62,422	34,841
Professional fees	38,330	34,238	34,815	22,782
Trustees’ fees and expenses	16,986	11,446	10,512	1,181
Other	39,427	22,634	23,987	7,747

Total expenses	19,544,947	10,522,738	10,076,796	1,210,609
Expense reductions (Note 4)	(3,867)	(1,677)	(652)	(50)
Expenses waived/paid by affiliates (Note 3f and 3g)	(169,815)	(203,792)	(109,518)	(259,197)

Net expenses	19,371,265	10,317,269	9,966,626	951,362

Net investment income	35,316,985	9,269,676	16,671,111	2,255,006

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	99,220,328	146,508,143	74,436,176	5,097,486
Controlled affiliates (Note 3f)	(92,555)	—	—	—
Non-controlled affiliates (Note 3f)	—	—	—	36,927
Written options	3,020,462	—	—	—
Foreign currency transactions	161,183	—	202,740	65,574
Capital gain distributions from management investment companies:
Non-controlled affiliates (Note 3f)	—	—	—	85,233

Net realized gain (loss)	102,309,418	146,508,143	74,638,916	5,285,220

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2018 (unaudited)

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	$(134,194,639)	$(39,388,991)	$(53,176,163)	$(5,086,335)
Controlled affiliates (Note 3f)	(1,077,760)	—	—	—
Non-controlled affiliates (Note 3f)	—	—	—	27,502
Translation of other assets and liabilities denominated in foreign currencies	(15,839)	—	(10,154)	15,272
Written options	953,279	—	—	—
Change in deferred taxes on unrealized appreciation	—	—	—	20,403

Net change in unrealized appreciation (depreciation)	(134,334,959)	(39,388,991)	(53,186,317)	(5,023,158)

Net realized and unrealized gain (loss)	(32,025,541)	107,119,152	21,452,599	262,062

Net increase (decrease) in net assets resulting from operations	$3,291,444	$116,388,828	$38,123,710	$2,517,068

*Foreign taxes withheld on dividends	$648,041	$111,563	$300,567	$10,944
~Foreign taxes withheld on interest	$—	$—	$—	$8,723
#Net of foreign taxes	$—	$—	$—	$27,801

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$35,316,985	$90,261,237	$9,269,676	$34,041,219
Net realized gain (loss)	102,309,418	85,304,619	146,508,143	164,567,291
Net change in unrealized appreciation (depreciation)	(134,334,959)	176,686,329	(39,388,991)	204,363,980

Net increase (decrease) in net assets resulting from operations	3,291,444	352,252,185	116,388,828	402,972,490

Distributions to shareholders from:
Net investment income:
Class A	(43,690,249)	(78,196,064)	(10,232,060)	(18,543,170)
Class C	(8,065,317)	(14,807,257)	(2,704,566)	(5,076,900)
Class R	(75,411)	(133,912)	—	—
Class R6	(2,462,079)	(24,051)	(340,423)	(292,682)
Advisor Class	(2,158,887)	(6,366,506)	(20,191,709)	(34,146,214)
Net realized gains:
Class A	(42,758,290)	(36,628,258)	(41,245,442)	(13,915,081)
Class C	(10,271,476)	(9,315,539)	(15,522,997)	(5,462,741)
Class R	(77,735)	(65,313)	—	—
Class R6	(2,107,509)	(3,394)	(1,202,002)	(160,359)
Advisor Class	(1,952,807)	(2,130,727)	(78,200,404)	(20,367,621)

Total distributions to shareholders	(113,619,760)	(147,671,021)	(169,639,603)	(97,964,768)

Capital share transactions: (Note 2)
Class A	2,461,248	(40,657,348)	106,668,836	(49,842,077)
Class C	(18,357,518)	(35,085,152)	27,442,967	(27,199,180)
Class R	350,164	(4,205)	—	—
Class R6	144,045,149	54,098	7,324,482	14,196,058
Advisor Class	(119,292,533)	94,203,381	41,217,549	292,684,054

Total capital share transactions	9,206,510	18,510,774	182,653,834	229,838,855

Net increase (decrease) in net assets	(101,121,806)	223,091,938	129,403,059	534,846,577
Net assets:
Beginning of period	3,528,486,856	3,305,394,918	2,683,937,968	2,149,091,391

End of period	$3,427,365,050	$3,528,486,856	$2,813,341,027	$2,683,937,968

Undistributed net investment income included in net assets:
End of period	$—	$6,028,150	$—	$—

Distributions in excess of net investment income included in net assets:
End of period	$(15,106,808)	$—	$(50,489,430)	$(26,290,348)

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$16,671,111	$41,589,804	$2,255,006	$4,047,623
Net realized gain (loss)	74,638,916	69,697,927	5,285,220	(1,617,385)
Net change in unrealized appreciation (depreciation)	(53,186,317)	251,171,481	(5,023,158)	1,674,655

Net increase (decrease) in net assets resulting from operations	38,123,710	362,459,212	2,517,068	4,104,893

Distributions to shareholders from:
Net investment income:
Class A	(19,034,805)	(42,489,638)	(3,118,464)	(1,941,335)
Class C	(1,973,984)	(4,618,552)	(649,008)	(353,587)
Class R	(67,780)	(158,369)	—	—
Class R6	(975,497)	(321,585)	(233,357)	(94,114)
Advisor Class	(1,115,964)	(3,122,071)	(616,961)	(611,165)
Net realized gains:
Class A	(43,197,004)	(66,068,336)	—	—
Class C	(6,695,600)	(10,179,480)	—	—
Class R	(176,218)	(270,558)	—	—
Class R6	(1,827,696)	(407,606)	—	—
Advisor Class	(2,269,104)	(3,358,229)	—	—

Total distributions to shareholders	(77,333,652)	(130,994,424)	(4,617,790)	(3,000,201)

Capital share transactions: (Note 2)
Class A	(23,038,173)	(135,418,963)	(7,853,993)	(15,477,267)
Class C	3,453,662	(18,455,576)	(3,170,099)	(5,864,126)
Class R	(396,764)	(80,399)	—	—
Class R6	68,924,153	936,862	4,829,330	374,554
Advisor Class	(52,457,917)	54,400,800	(11,875,790)	4,725,881

Total capital share transactions	(3,515,039)	(98,617,276)	(18,070,552)	(16,240,958)

Net increase (decrease) in net assets	(42,724,981)	132,847,512	(20,171,274)	(15,136,266)
Net assets:
Beginning of period	2,188,068,673	2,055,221,161	226,514,073	241,650,339

End of period	$2,145,343,692	$2,188,068,673	$206,342,799	$226,514,073

Undistributed net investment income included in net assets:
End of period	$—	$3,531,137	$—	$—

Distributions in excess of net investment income included in net assets:
End of period	$(2,965,782)	$—	$(4,384,789)	$(2,022,005)

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Balanced Fund

Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Convertible Securities Fund

Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a.    Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

c.    Joint Repurchase Agreement (continued)

agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at period end, as indicated in the Statements of Investments, had been entered into on April 30, 2018.

d.    Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.    Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

f.    Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations

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and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g.    Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by

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1.  Organization and Significant Accounting Policies (continued)

h.  Security Transactions, Investment Income, Expenses and Distributions (continued)

amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2018
Shares sold	14,553,667	$178,442,986	8,720,500	$177,998,405
Shares issued in reinvestment of distributions	6,890,155	84,392,740	2,496,441	48,933,099
Shares redeemed	(21,262,586)	(260,374,478)	(5,930,634)	(120,262,668)

Net increase (decrease)	181,236	$2,461,248	5,286,307	$106,668,836

Year ended October 31, 2017
Shares sold	41,122,848	$493,473,430	10,813,117	$208,458,475
Shares issued in reinvestment of distributions	9,374,533	112,108,534	1,667,207	30,768,242
Shares redeemed	(53,839,472)	(646,239,312)	(15,184,687)	(289,068,794)

Net increase (decrease)	(3,342,091)	$(40,657,348)	(2,704,363)	$(49,842,077)

Class C Shares:
Six Months ended April 30, 2018
Shares sold	2,913,124	$35,440,770	2,051,225	$41,072,245
Shares issued in reinvestment of distributions	1,446,860	17,575,438	842,233	16,259,258
Shares redeemed	(5,880,453)	(71,373,726)	(1,493,217)	(29,888,536)

Net increase (decrease)	(1,520,469)	$(18,357,518)	1,400,241	$27,442,967

Year ended October 31, 2017
Shares sold	9,430,439	$111,985,968	2,390,323	$45,128,905
Shares issued in reinvestment of distributions	1,901,983	22,527,563	481,988	8,729,846
Shares redeemed	(14,220,032)	(169,598,683)	(4,287,078)	(81,057,931)

Net increase (decrease)	(2,887,610)	$(35,085,152)	(1,414,767)	$(27,199,180)

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	Franklin Balanced Fund		Franklin Convertible Securities Fund

	Shares	Amount	Shares	Amount

Class R Shares:
Six Months ended April 30, 2018
Shares sold	36,229	$445,273
Shares issued in reinvestment of distributions	12,466	153,146
Shares redeemed	(20,139)	(248,255)

Net increase (decrease)	28,556	$350,164

Year ended October 31, 2017
Shares sold	96,705	$1,160,206
Shares issued in reinvestment of distributions	16,618	199,225
Shares redeemed	(112,933)	(1,363,636)

Net increase (decrease)	390	$(4,205)

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	12,861,841	$159,721,465	1,280,617	$26,000,241
Shares issued in reinvestment of distributions	372,059	4,569,581	78,137	1,541,023
Shares redeemed	(1,647,845)	(20,245,897)	(982,807)	(20,216,782)

Net increase (decrease)	11,586,055	$144,045,149	375,947	$7,324,482

Year ended October 31, 2017
Shares sold	101,768	$1,216,479	825,661	$16,405,823
Shares issued in reinvestment of distributions	2,272	27,446	24,212	452,646
Shares redeemed	(96,433)	(1,189,827)	(136,289)	(2,662,411)

Net increase (decrease)	7,607	$54,098	713,584	$14,196,058

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	2,003,546	$24,597,623	25,095,533	$512,279,517
Shares issued in reinvestment of distributions	275,509	3,381,353	4,462,474	87,418,147
Shares redeemed	(11,858,676)	(147,271,509)	(27,683,539)	(558,480,115)

Net increase (decrease)	(9,579,621)	$(119,292,533)	1,874,468	$41,217,549

Year ended October 31, 2017
Shares sold	15,399,254	$184,926,370	28,693,593	$549,908,666
Shares issued in reinvestment of distributions	634,330	7,621,151	2,642,306	49,040,409
Shares redeemed	(8,197,066)	(98,344,140)	(15,989,308)	(306,265,021)

Net increase (decrease)	7,836,518	$94,203,381	15,346,591	$292,684,054

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2.  Shares of Beneficial Interest (continued)

	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2018
Shares sold	3,064,629	$77,135,090	1,035,031	$10,446,130
Shares issued in reinvestment of distributions	2,435,421	60,889,151	302,938	3,050,299
Shares redeemed	(6,392,586)	(161,062,414)	(2,115,465)	(21,350,422)

Net increase (decrease)	(892,536)	$(23,038,173)	(777,496)	$(7,853,993)

Year ended October 31, 2017
Shares sold	7,935,217	$186,557,733	3,149,721	$31,981,942
Shares issued in reinvestment of distributions	4,586,199	106,137,449	186,888	1,895,555
Shares redeemed	(18,170,067)	(428,114,145)	(4,857,880)	(49,354,764)

Net increase (decrease)	(5,648,651)	$(135,418,963)	(1,521,271)	$(15,477,267)

Class C Shares:
Six Months ended April 30, 2018
Shares sold	879,917	$22,050,767	200,627	$2,002,915
Shares issued in reinvestment of distributions	339,035	8,417,385	63,515	632,944
Shares redeemed	(1,083,178)	(27,014,490)	(581,761)	(5,805,958)

Net increase (decrease)	135,774	$3,453,662	(317,619)	$(3,170,099)

Year ended October 31, 2017
Shares sold	1,668,212	$38,941,261	630,519	$6,345,139
Shares issued in reinvestment of distributions	613,812	14,082,715	34,431	345,545
Shares redeemed	(3,042,070)	(71,479,552)	(1,248,666)	(12,554,810)

Net increase (decrease)	(760,046)	$(18,455,576)	(583,716)	$(5,864,126)

Class R Shares:
Six Months ended April 30, 2018
Shares sold	14,244	$357,015
Shares issued in reinvestment of distributions	8,738	218,519
Shares redeemed	(38,714)	(972,298)

Net increase (decrease)	(15,732)	$(396,764)

Year ended October 31, 2017
Shares sold	64,993	$1,525,028
Shares issued in reinvestment of distributions	16,175	374,199
Shares redeemed	(83,128)	(1,979,626)

Net increase (decrease)	(1,960)	$(80,399)

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	3,069,743	$77,330,390	597,260	$6,092,528
Shares issued in reinvestment of distributions	92,215	2,309,203	16,953	171,575
Shares redeemed	(424,045)	(10,715,440)	(141,604)	(1,434,773)

Net increase (decrease)	2,737,913	$68,924,153	472,609	$4,829,330

Year ended October 31, 2017

Shares sold	228,564	$5,407,737	299,229	$3,051,514
Shares issued in reinvestment of distributions	479	11,161	5,063	51,659
Shares redeemed	(189,735)	(4,482,036)	(267,306)	(2,728,619)

Net increase (decrease)	39,308	$936,862	36,986	$374,554

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	Franklin Equity Income Fund		Franklin Real Return Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	668,229	$16,839,393	681,960	$6,919,465
Shares issued in reinvestment of distributions	120,220	3,010,442	59,071	597,026
Shares redeemed	(2,866,104)	(72,307,752)	(1,904,193)	(19,392,281)

Net increase (decrease)	(2,077,655)	$(52,457,917)	(1,163,162)	$(11,875,790)

Year ended October 31, 2017
Shares sold	4,431,818	$104,388,733	1,805,023	$18,433,312
Shares issued in reinvestment of distributions	260,564	6,067,460	58,212	592,952
Shares redeemed	(2,378,377)	(56,055,393)	(1,401,509)	(14,300,383)

Net increase (decrease)	2,314,005	$54,400,800	461,726	$4,725,881

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

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3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended April 30, 2018, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

0.630%	0.464%	0.465%	0.625%

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

For Franklin Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$427,671	$221,229	$198,839	$7,750
CDSC retained	$ 25,870	$ 7,652	$ 9,069	$2,851

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees (continued)

For the period ended April 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Transfer agent fees	$804,375	$527,905	$534,511	$100,701

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Balanced Fund
Controlled Affiliates
Franklin FTSE Europe Hedged ETF	—	1,350,000	—	1,350,000	$33,894,045	$16,090	$—	$181,420
Franklin FTSE Japan Hedged ETF	—	1,250,000	—	1,250,000	32,575,000	12,810	—	(297,875)
Franklin Liberty Investment Grade Corporate ETF	750,000	250,000	(100,000)	900,000	21,316,320	363,616	(92,555)	(961,305)

Total Controlled Affiliates					$87,785,365	$392,516	$(92,555)	$(1,077,760)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	101,275,128	794,481,151	(823,454,551)	72,301,728	$72,301,728	$456,695	$—	$—

Total Affiliated Securities					$160,087,093	$849,211	$(92,555)	$(1,077,760)
Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	69,852,661	333,134,168	(313,411,452)	89,575,377	$89,575,377	$565,322	$—	$—
Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	36,691,548	232,597,506	(237,178,381)	32,110,673	$32,110,673	$285,158	$—	$—
Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	305,899	15,703	(321,602)	—	$—	$74,590	$140,938[a]	$(149,933)
Franklin Middle Tier Floating Rate Fund .	112,671	2,104	(114,775)	—	—	20,880	(18,778)	9,823
Franklin Pelagos Commodities Strategy Fund, Class R6	—	897,760	—	897,760	6,167,612	—	—	167,612

Total Affiliated Securities					$6,167,612	$95,470	$122,160	$27,502

[a]	Includes realized gain distributions received.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and Class R6 does not exceed 0.49% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

For Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Equity Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%, 0.02% and 0.02% based on the average net assets of the class, respectively. Investor Services may discontinue this waiver in the future.

h.  Interfund Transactions

Franklin Real Return Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended April 30, 2018, these purchase and sale transactions aggregated $0 and $1,241,087, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2017, the capital loss carryforwards were as follows:

Franklin Real Return Fund
Capital loss carryforwards subject to expiration:
2018	1,206,585
Capital loss carryforwards not subject to expiration:
Short term	875,948
Long term	26,665,810

Total capital loss carryforwards	28,748,343

On October 31, 2017, the Franklin Real Return Fund had expired capital loss carryforwards of $1,207,907, which were reclassified to paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.  Income Taxes (continued)

At April 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund

Cost of investments	$3,176,196,821	$2,491,162,642	$1,584,443,250	$205,336,372

Unrealized appreciation	$358,358,566	$439,424,333	$590,687,822	$9,000,426
Unrealized depreciation	(157,291,355)	(135,419,341)	(35,321,723)	(8,196,025)

Net unrealized appreciation (depreciation)	$201,067,211	$304,004,992	$555,366,099	$804,401

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2018, were as follows:

	Franklin Balanced Fund	Franklin Convertible Securities Fund	Franklin Equity Income Fund	Franklin Real Return Fund
Purchases	$880,901,607	$622,300,003	$338,673,312	$53,348,319
Sales	$851,837,226	$630,243,961	$399,133,190	$77,347,719

7.  Credit Risk

At April 30, 2018, Franklin Balanced Fund and Franklin Convertible Securities Fund had 10.3% and 85.8%, respectively, of their portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Other Derivative Information

At April 30, 2018, Franklin Balanced Fund’s investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$—	Options written, at value	$1,460,200

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended April 30, 2018, the effect of derivative contracts in the Franklin Balanced Fund’s Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
Equity contracts	Net realized gain (loss) from Written options	$3,020,462	Net change in unrealized appreciation (depreciation) on Written options	$953,279

For the period ended April 30, 2018, the average month end notional amount of options represented $1,453,857.

See Note 1(d) regarding derivative financial instruments.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2018, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2018, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Balanced Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,841,869,606	$—	$—	$1,841,869,606
Equity-Linked Securities	—	309,515,746	—	309,515,746
Index-Linked Notes	—	33,302,500	—	33,302,500
Convertible Bonds	—	14,291,130	—	14,291,130
Corporate Bonds	—	1,107,443,522	—	1,107,443,522
Short Term Investments	72,301,728	—	—	72,301,728

Total Investments in Securities	$1,914,171,334	$1,464,552,898	$—	$3,378,724,232

Liabilities:
Other Financial Instruments:
Options Written	$1,460,200	$—	$—	$1,460,200

Franklin Convertible Securities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Staples	$34,177,500	$48,528,887	$—	$82,706,387
Information Technology	—	50,752,776	—	50,752,776
All Other Equity Investments	288,640,905	—	—	288,640,905
Convertible Bonds	—	2,283,492,189	—	2,283,492,189
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	89,575,377	—	—	89,575,377

Total Investments in Securities	$412,393,782	$2,382,773,852	$—	$2,795,167,634

Franklin Equity Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$1,895,048,269	$—	$—	$1,895,048,269
Equity-Linked Securities	—	212,650,407	—	212,650,407
Short Term Investments	32,110,673	—	—	32,110,673

Total Investments in Securities	$1,927,158,942	$212,650,407	$—	$2,139,809,349

Franklin Real Return Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$42,763,983	$—	$—	$42,763,983
Foreign Government and Agency Securities	—	1,123,814	—	1,123,814
U.S. Government and Agency Securities	—	151,774,726	—	151,774,726
Short Term Investments	—	10,478,250	—	10,478,250

Total Investments in Securities	$42,763,983	$163,376,790	$—	$206,140,773

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred, convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at April 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Currency		Selected Portfolio

BRL	Brazilian Real	ADR	American Depositary Receipt
USD	United States Dollar	ETF	Exchange Traded Fund
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		REIT	Real Estate Investment Trust
		SPDR	S&P Depositary Receipt

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Investors Securities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Investors Securities Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Investors Securities Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund, except for Franklin Real Return Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	1,140,629,120	32,081,576

Terrence J. Checki	1,140,321,742	32,388,956

Mary C. Choksi	1,140,407,572	32,303,126

Edith E. Holiday	1,108,315,463	64,395,237

Gregory E. Johnson	1,141,429,086	31,281,610

Rupert H. Johnson, Jr.	1,140,181,429	32,529,268

J. Michael Luttig	1,140,612,578	32,098,122

Larry D. Thompson	1,140,871,851	31,838,848

John B. Wilson	1,141,487,184	31,223,513

Total Trust Shares Outstanding*: 1,818,967,134

* As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Balanced Fund

Shares

For	104,246,566

Against	8,903,975

Abstain	6,730,540

Broker Non-Votes	24,731,949

Total Fund Shares Voted	144,613,028

Total Fund Shares Outstanding*	288,495,988

Franklin Convertible Securities Fund

Shares

For	59,793,433

Against	2,620,815

Abstain	1,644,437

Broker Non-Votes	22,720,089

Total Fund Shares Voted	86,778,774

Total Fund Shares Outstanding*	128,499,691

Franklin Equity Income Fund

Shares

For	32,618,200

Against	2,669,239

Abstain	1,831,559

Broker Non-Votes	8,279,951

Total Fund Shares Voted	45,398,950

Total Fund Shares Outstanding*	88,573,120

Franklin Real Return Fund

Shares

For	9,226,088

Against	824,151

Abstain	584,830

Broker Non-Votes	3,920,546

Total Fund Shares Voted	14,555,622

Total Fund Shares Outstanding*	23,154,340

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Balanced Fund

Shares

For	106,101,197

Against	5,525,418

Abstain	8,254,464

Broker Non-Votes	24,731,949

Total Fund Shares Voted	144,613,028

Total Fund Shares Outstanding*	288,495,988

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Franklin Convertible Securities Fund

Shares

For	59,902,307

Against	2,006,159

Abstain	2,150,219

Broker Non-Votes	22,720,089

Total Fund Shares Voted	86,778,774

Total Fund Shares Outstanding*	128,499,691

Franklin Equity Income Fund

Shares

For	32,960,417

Against	1,888,508

Abstain	2,270,074

Broker Non-Votes	8,279,951

Total Fund Shares Voted	45,398,950

Total Fund Shares Outstanding*	88,573,120

Franklin Real Return Fund

Shares

For	9,314,179

Against	637,451

Abstain	683,446

Broker Non-Votes	3,920,546

Total Fund Shares Voted	14,555,622

Total Fund Shares Outstanding*	23,154,340

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Real Return Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the

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market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Balanced Fund – The Performance Universe for this Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five-and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 9.5%.

Franklin Convertible Securities Fund – The Performance Universe for this Fund included the Fund and all retail and institutional convertible securities funds. The Board noted that the Fund’s annualized income return for the one-, three- and 10-year periods was above the median of its Performance Universe, but for the five-year period was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quintile (the best) and above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Equity Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional equity income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was below the median of its Performance Universe, but for the three- and five-year periods was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective and consistently good comparative annualized income returns, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 15.9%.

Franklin Real Return Fund – The Performance Universe for this Fund included the Fund and all retail and institutional inflation-protected bond funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was below the median of its Performance Universe, but for the five-year period was above the median of its Performance Universe. In discussing such performance, management explained that the Performance Universe contained many funds that, unlike the Fund, invested primarily in treasury inflation protected securities (TIPS) and held longer term TIPS that performed better during such periods than the Fund’s portfolio, in contrast with the Fund’s broader approach and generally lower duration stance. Management further explained that, while it intends to retain a multi-asset approach, it will focus on non-TIPS sectors that have a more direct inflation relationship. Management also explained that this would be expected to reduce foreign exchange and corporate credit-related positioning, and should reduce large deviations in relative performance in the future. Noting the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total

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expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Balanced Fund – The Expense Group for the Fund included the Fund and five other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the Fund’s above median annualized income and total return for each of the one , three-, five- and 10-year periods ended December 31, 2017, with the exception of the one year annualized total return.

Franklin Real Return Fund – The Expense Group for the Fund included the Fund and ten other inflation-protected bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted management’s explanation that the Expense Group for the Fund consists of funds that predominantly invest in Treasury inflation protected securities as compared to the Fund, which has a broader asset allocation and employs individual security selection among a variety of sectors. The Board further noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Convertible Securities Fund and Franklin Equity Income Fund – The Expense Group for the Franklin

Convertible Securities Fund included the Fund and six other convertible securities funds. The Expense Group for the Franklin Equity Income Fund included the Fund and 11 other equity income funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties.

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Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent, and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Real Return Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	FIST1 S 06/18

Semiannual Report and Shareholder Letter April 30, 2018 Franklin Investors Securities Trust Franklin Adjustable U.S. Government Securities Fund Franklin Floating Rate Daily Access Fund Franklin Low Duration Total Return Fund Franklin Total Return Fund Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Fellow Shareholder:

During the six months ended April 30, 2018, upbeat economic data, generally supportive monetary policies and better corporate earnings, combined with the passage of the US Tax Reform bill, aided markets. However, investor sentiment was dampened by concerns about rising US inflation, trade tensions between the US and China, and consumer data privacy.

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its range for the federal funds rate from 1.00% to 1.25% to a range of 1.25% to 1.50% in December. After the Fed left its range unchanged at its January 2018 meeting, in March the Fed raised it from 1.25% to 1.50% to a range of 1.50% to 1.75% and maintained its forecast of three rate increases in 2018, while upgrading its economic forecasts for 2018 and 2019. The 10-year US Treasury yield began the period at 2.38% and ended the period at 2.95%. Investment-grade bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, had a -1.87% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Investors Securities Trust’s semiannual report, covering Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Investors Securities Trust

This letter reflects our analysis and opinions as of April 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Economic and Market Overview

The US economy continued to grow during the six months under review. The economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in October 2017 to 3.9% at period-end.1 Annual inflation, as measured by the Consumer Price Index, increased from 2.0% in October 2017 to 2.5% at period-end.1

The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December 2017 and continued reducing its balance sheet during the period as part of its ongoing effort to normalize monetary policy. In February 2018, new Fed Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose amid the passage of the tax reform bill in December and indications of higher inflation in the first two months of 2018, which pushed the yield to a four-year high in February. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political uncertainties in the US, tensions between the US and North Korea, the Trump administration’s protectionist trade policies and escalating trade tensions between the US and China. In April, higher inflation expectations led the 10-year yield to reach 3.03%, the highest level since January 2014. Overall, the 10-year Treasury yield rose from 2.38% at the beginning of the period to 2.95% at period-end.

The foregoing information reflects our analysis and opinions as of April 30, 2018. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Adjustable U.S. Government Securities Fund

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund’s semiannual report for the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate US government mortgage securities, which are issued or guaranteed by the US government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a +0.12% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Government Index: 1-2 Year Component, had a -0.17% total return.3 The index measures public obligations of the US Treasury with one to two years to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to

Portfolio Composition

Based on Total Net Assets as of 4/30/18

comparable securities as well as their historical prepayment performance.

Manager’s Discussion

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the US government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest-rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically to have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We focused on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons above 3%.

Prepayment levels have risen incrementally across the ARM universe due to gradual yield curve flattening. We expect more volatility in the ARMs indexed to the Constant Maturity Treasury Rate (CMT) versus ARMs indexed to the London Interbank Offered Rate (LIBOR) because of the larger refinancing incentive from rate movements. Our focus on diverse, well-seasoned pools helped mitigate some of the

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the US government, its agencies or instrumentalities, including government-sponsored entities, as to timely payment of principal and interest.

2. Although US government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the US Government. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 33.

4	Semiannual Report	franklintempleton.com

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
November	1.4899	1.5998	1.2256	1.7092	1.6640
December	1.3591	1.4585	1.0946	1.5904	1.5222
January	1.6155	1.7311	1.3181	1.8465	1.8035
February	1.5280	1.6247	1.2747	1.7639	1.6862
March	1.3929	1.4950	1.1332	1.6403	1.5561
April	1.6415	1.7528	1.3542	1.9156	1.8227
Total	9.0269	9.6619	7.4004	10.4659	10.0547

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

prepayment risk, but we remain cautious on the prepayment environment overall.4

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Paul Varunok

Roger A. Bayston, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A 6-Month	+0.12%	-2.13%
1-Year	+0.03%	-2.20%
5-Year	-0.48%	-0.54%
10-Year	+11.06%	+0.83%

Advisor[4] 6-Month	+0.25%	+0.25%
1-Year	+0.28%	+0.28%
5-Year	+0.78%	+0.15%
10-Year	+14.00%	+1.32%

	Distribution	30-Day Standardized Yield[6]

Share Class	Rate[5]	(with waiver)	(without waiver)

A	2.25%	0.91%	0.90%

Advisor	2.55%	1.19%	1.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.090269
A1	$0.096619
C	$0.074004
R6	$0.104659
Advisor	$0.100547

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.93%	0.94%
Advisor	0.68%	0.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +13.95% and +1.32%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,001.20	$4.61	$1,020.18	$4.66	0.93%
A1	$1,000	$1,002.00	$3.82	$1,020.98	$3.86	0.77%
C	$1,000	$ 999.30	$6.59	$1,018.20	$6.66	1.33%
R6	$1,000	$1,004.20	$2.88	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,002.50	$3.38	$1,021.42	$3.41	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

8	Semiannual Report	franklintempleton.com

Franklin Floating Rate Daily Access Fund

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest-rate corporate loans and corporate debt securities made to or issued by US companies, non-US entities and US subsidiaries of non-US entities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares delivered a +1.48% cumulative total return for the six months under review. In comparison, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the US dollar-denominated leveraged loan market, posted a +2.59% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Corporate Loan Market Overview

Technical conditions for the corporate loan market remained supportive for much of the six-month period, despite bouts of volatility in the equity and high yield bond markets. Strong issuance of new collateralized loan obligations (CLOs) and modest inflows into loan retail vehicles helped to provide a base of support for loans, but higher new issue activity and refinancing transactions helped to limit principal returns.

Portfolio Composition*

Based on Total Net Assets as of 4/30/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

London Interbank Offered Rate (LIBOR) also increased to the highest level since 2009, which managed to attract investors back to the market, but the increase also prompted further repricing transactions that constrained increases in income.

Continued tight conditions and further repricing transactions helped to dampen retail investor interest in the asset class at the beginning of the period, but higher US Treasury yields and rising LIBOR helped flows to eventually turn positive as more investors looked for lower duration assets. Moreover, after the Fed hiked rates twice during the period and expectations for further hikes later in 2018 improved, interest from retail investors improved.

CLO issuance continued at a strong pace as liability spreads tightened further, with the highest rated tranches reaching tightest levels for vehicles launched after the crisis. While spreads widened slightly toward the end of the period due to heavy issuance, tighter liability spreads allowed CLO managers to maintain the necessary arbitrage that was challenged due to tighter spreads in the loan market. During the period, a US court also ruled that CLO managers were not subject to risk retention rules under the Dodd-Frank Act and market participants expected the potential removal of the rules to take

1. Source: Credit Suisse Group.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

out a potential obstacle to additional issuance. Relatively low new issuance, however, remained a hurdle to managers looking for collateral for new vehicles.

From low levels in previous periods, primary issuance increased due to more deals to finance mergers and acquisitions. Refinancing activity declined as a portion of new activity, but repricing transactions remained prevalent as LIBOR increased and increasingly tight spreads over the benchmark rate became more acceptable to investors. Moreover, outside of repricing transactions, issuers also took advantage of relatively lower rates by switching to a one-month LIBOR benchmark, rather than three-month LIBOR, limiting increases in coupon.

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	2.8700	2.5832	3.1035	3.0503
December	3.3147	3.0358	3.5330	3.4910
January	3.5520	3.2346	3.8085	3.7534
February	3.0628	2.8043	3.2795	3.2297
March	3.2845	3.0036	3.5110	3.4574
April	3.8443	3.5375	4.1029	4.0387
Total	19.9283	18.1990	21.3384	21.0205

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The default rate increased to the highest level since 2015, following the widely expected default of a large broadcasting issuer and defaults of issuers in the energy, retail and consumer durable industries. While average total leverage of large corporate leveraged buyouts remained lower than the high of 2007, average first-lien debt leverage was at a record high, resulting in a diminished debt cushion.

We believe the increasingly tight pricing has increased the vulnerability of the market toward external macroeconomic events following multiple waves of repricing transactions in the loan market. In response, as the market gets further along in the credit cycle, we have maintained our overweighting in loans rated in the upper tier, which we would expect to outperform during periods of future volatility. Additionally, we have invested in a handful of issuers with relatively shorter maturities that we believe would be closer to a near-term catalyst such as repayment or refinancing. Although the Fund’s intentional investment in these select loans contributed to recent volatility as the issuers looked to address their upcoming maturities, we believe these investments are best viewed over a longer time horizon. We have actively engaged management teams, sponsors, and other lenders of these issuers in order to generate favorable transactions and achieve improved performance for the entire portfolio.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the six-month period under review, the Fund underperformed its benchmark, the CSLLI. The Fund maintained an overweighting in the upper tier of the market throughout the period, which detracted from performance as upper tier loans in the index returned +2.09%, middle tier returned +2.57%, and lower tier returned +5.38%, according to the CS LLI.1 Although the Fund’s overweighting in the upper tier detracted from relative performance, returns were also hurt by loan selection, loans with relatively shorter maturities and loans in the retail sector.

The top contributors to performance included issuers where we had built relatively large positions, and through proactive engagement, were able to execute transactions that contributed to returns. The first lien term loan of Fieldwood (a provider of oil and gas) traded higher after the company completed a

10	Semiannual Report	franklintempleton.com

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Top 10 Holdings

4/30/18

Company Sector/Industry	% of Total Net Assets

Fieldwood Energy LLC Oil & Gas Exploration & Production	3.9%

Ascena Retail Group Inc. Apparel Retail	2.3%

General Nutrition Centers Inc. Specialty Stores	2.2%

Appvion Inc. Forest Products	2.2%*

PetSmart Inc. Specialty Stores	2.1%

NRG Energy Inc. Independent Power Producers & Energy Traders	1.9%

Navistar Inc. Industrial Machinery	1.8%

Delos Finance S.A.R.L. (AerCap) (Luxembourg) Aerospace & Defense	1.7%

FGI Operating Co. LLC (Freedom Group) Personal Products	1.7%

Hertz Corp. Trucking	1.6%

* Does not include unfunded commitments.

restructuring plan and the exit term loan also increased its spread. General Nutrition Centers, the largest specialty retailer of nutritional supplements, contributed to performance after the company successfully extended the maturity on its term loan by two years after announcing a strategic investment and the new term loans significantly increased income compensation. Savers, a for-profit thrift retailer, contributed to performance after reporting improved results and investors increasingly expected a refinancing that could pay down the existing term loan.

The top detractors from performance included loans that declined amid uncertainty surrounding their near-term maturities, while others reported weaker financial results. FGI Operating Company, a manufacturer of firearms and ammunition, detracted from performance after the company filed for bankruptcy and worked on a restructuring agreement with lenders. The term loan of the company had traded lower amid weaker firearm sales and as the company needed to address its 2019 term loan maturity. Furthermore, the term loan of Petsmart (a leading retailer in the specialty pet market) declined as the company acquired an online competitor, which increased leverage and increased uncertainty surrounding the companies’ integration.

Although the Fund maintained a significant overweighting in higher rated loans, its weighting in the upper tier declined due to credit rating downgrades and sales of higher rated loans. The Fund experienced relatively higher outflows toward the end of 2017 and focused on sales of loans with relatively tighter spreads, which were primarily in the upper tier. We also maintained the Fund’s investment in AAA- to A-rated collateralized loan obligation tranches as well as two open-end funds, Franklin Middle Tier Floating Rate Fund and Franklin Lower Tier Floating Rate Fund. These investments allowed the Fund to have further exposure to credit, while providing additional liquidity. The Fund also held protection in HYCDX, an index of high yield bond credit default swaps providing synthetic exposure to the high yield bond market, to protect against volatility in the credit markets.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Mark Boyadjian, CFA

Madeline Lam

Justin Ma, CFA

Portfolio Management Team

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+1.48%	-0.77%
1-Year	+2.82%	+0.56%
5-Year	+16.66%	+2.67%
10-Year	+41.51%	+3.29%

Advisor
6-Month	+1.72%	+1.72%
1-Year	+3.19%	+3.19%
5-Year	+18.25%	+3.41%
10-Year	+45.24%	+3.80%

	Distribution Rate[4]	30-Day Standardized Yield[5]
Share Class		(with waiver)	(without waiver)

A	4.96%	4.44%	4.37%

Advisor	5.32%	4.79%	4.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.199283
C	$0.181990
R6	$0.213384
Advisor	$0.210205

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.86%	0.91%
Advisor	0.61%	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,014.80	$4.00	$1,020.83	$4.01	0.80%
C	$1,000	$1,012.80	$5.99	$1,018.84	$6.01	1.20%
R6	$1,000	$1,016.40	$2.35	$1,022.46	$2.36	0.47%
Advisor	$1,000	$1,017.20	$2.75	$1,022.07	$2.76	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Low Duration Total Return Fund

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities and investments, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares had a -0.34% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Government/ Credit Index: 1-3 Year Component, had a -0.52% total return.1 The index measures public obligations of the US Treasury with one to three years to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities

Portfolio Composition*

Based on Total Net Assets as of 4/30/18

* Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

** Rounds to less than 0.1% of total net assets.

across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 54.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, Treasury inflation-protected securities performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included senior secured floating rate loans, US dollar-denominated high yield corporate credit and municipal bonds. In contrast, US investment-grade corporate bonds underperformed Treasuries.

During the period, the Fund’s exposure to non-agency residential mortgage-backed securities and high yield corporate credit were significant contributors to the Fund’s performance relative to its benchmark. Treasury inflation-protected securities also benefited performance as did the Fund’s defensive US yield curve positioning as yield curve movements

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6	Class
November	2.1123	1.7980	2.4584	2.3264
December	3.5363	3.2116	3.8780	3.7499
January	2.2047	1.8450	2.5907	2.4388
February	1.9354	1.6306	2.2571	2.1330
March	2.2882	1.9825	2.6254	2.4924
April	2.6070	2.2595	2.9608	2.8338
Total	14.6839	12.7272	16.7704	15.9743

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

had a positive impact relative to the benchmark. In contrast, the Fund’s currency forward exposure detracted from relative returns.

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to high yield corporate credit, investment-grade corporate credit and collateralized loan obligations. We pared our exposure to certain Treasury positions, Treasury Inflation-Protected Securities and senior secured floating rate loans as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, inflation linked swaps, currency forwards, Treasury futures, interest rate swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	-0.34%	-2.61%
1-Year	+0.13%	-2.15%
5-Year	+4.59%	+0.44%
10-Year	+25.82%	+2.09%
Advisor[4]
6-Month	-0.21%	-0.21%
1-Year	+0.35%	+0.35%
5-Year	+5.97%	+1.17%
10-Year	+29.15%	+2.59%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with waiver)	(without waiver)

A	3.17%	2.65%	2.41%

Advisor	3.50%	2.97%	2.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.146839
C	$0.127272
R6	$0.167704
Advisor	$0.159743

Total Annual Operating Expenses7

Share Class	With Waiver	Without Waiver
A	0.71%	0.97%
Advisor	0.46%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.08% and +2.60%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$996.60	$3.71	$1,021.08	$3.76	0.75%
C	$1,000	$994.60	$5.69	$1,019.09	$5.76	1.15%
R6	$1,000	$998.80	$1.64	$1,023.16	$1.66	0.33%
Advisor	$1,000	$997.90	$2.48	$1,022.32	$2.51	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Total Return Fund

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares had a -2.11% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index had a -1.87% total return.1 The index measures the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

Portfolio Composition*

Based on Total Net Assets as of 4/30/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 87.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counter party to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration, Treasury inflation-protected securities performed well. Other major fixed income sectors that delivered notable positive excess returns, as measured by Bloomberg Barclays indexes, included senior secured floating rate loans, US dollar-denominated high yield corporate credit and municipal bonds. In contrast, US investment-grade corporate bonds underperformed Treasuries.

During the period, the Fund’s exposure to non-agency residential mortgage-backed securities (RMBS) and Treasury inflation-protected securities were significant contributors to the Fund’s performance relative to its benchmark. High yield corporate credit and senior secured floating rate loans also benefited relative performance. In contrast, the Fund’s exposure to currency forwards, fixed-rate agency mortgage-backed securities and sovereign emerging markets securities detracted from relative returns.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

At period-end, we were overweighted relative to the benchmark in many spread sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our exposure to collateralized loan

Dividend Distributions*

11/1/17–4/30/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R	Class R6	Advisor Class

November	2.4928	2.1570	2.2888	2.8250	2.7092

December	4.4369	4.1086	4.2331	4.7588	4.6496

January	2.4671	2.1009	2.2392	2.8279	2.7023

February	2.2908	1.9826	2.0994	2.5928	2.4877

March	2.3005	1.9875	2.1157	2.6108	2.5026

April	1.1642	0.9809	1.0499	1.3448	1.2814

Total	15.1523	13.3175	14.0261	16.9601	16.3328

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

obligations, high yield corporate credit and sovereign emerging market securities. We pared our exposure to Treasury Inflation-Protected Securities, investment-grade corporate credit and emerging market bonds as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, inflation index swaps and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where non-derivative securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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FRANKLIN TOTAL RETURN FUND

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA David Yuen, CFA, FRM Michael J. Materasso Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of April 30, 2018

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A

6-Month	-2.35%	-6.53%

1-Year	-0.85%	-5.03%

5-Year	+5.41%	+0.19%

10-Year	+45.42%	+3.36%

Advisor

6-Month	-2.11%	-2.11%

1-Year	-0.55%	-0.55%

5-Year	+6.75%	+1.31%

10-Year	+49.11%	+4.08%

Share Class	Distribution Rate[4]	30-Day Standardized Yield[5]
		(with waiver)	(without waiver)

A	1.41%	2.93%	2.92%

Advisor	1.62%	3.32%	3.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (11/1/17–4/30/18)

Share Class	Net Investment Income
A	$0.151523
C	$0.133175
R	$0.140261
R6	$0.169601
Advisor	$0.163328

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.90%	0.93%

Advisor	0.65%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Interest-rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/18.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN TOTAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17–4/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$976.50	$4.31	$1,020.43	$4.41	0.88%
C	$1,000	$975.50	$6.27	$1,018.45	$6.41	1.28%
R	$1,000	$975.30	$5.53	$1,019.19	$5.66	1.13%
R6	$1,000	$978.50	$2.40	$1,022.36	$2.46	0.49%
Advisor	$1,000	$978.90	$3.09	$1,021.67	$3.16	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Adjustable U.S. Government Securities Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.24	$ 8.40	$ 8.55	$ 8.67	$ 8.72		$ 8.90

Income from investment operations[a]:

Net investment income	0.038	0.026	0.025	0.019	0.043		0.048

Net realized and unrealized gains (losses)	(0.028)	(0.031)	(0.053)	(0.040)	0.006		(0.098)

Total from investment operations	0.010	(0.005)	(0.028)	(0.021)	0.049		(0.050)

Less distributions from net investment income	(0.090)	(0.155)	(0.122)	(0.099)	(0.099)		(0.130)

Net asset value, end of period	$ 8.16	$ 8.24	$ 8.40	$ 8.55	$ 8.67		$ 8.72

Total return[b]	0.12%	(0.06)%	(0.32)%	(0.24)%	0.56%		(0.56)%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.94%	0.95%	0.92%	0.91%	0.93%		0.87%

Expenses net of waiver and payments by affiliates	0.93% [d]	0.94% [d]	0.91% [d]	0.91% [d,e]	0.93%	[d,e]	0.87%

Net investment income	1.01%	0.54%	0.43%	0.39%	0.48%		0.63%

Supplemental data

Net assets, end of period (000’s)	$441,680	$492,319	$667,671	$848,918	$1,058,838		$1,105,674

Portfolio turnover rate	4.42%	2.81%	11.49%	9.98%	14.18%		8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017	2016	2015	2014[a]

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.24	$ 8.40	$ 8.54	$ 8.67	$ 8.68

Income from investment operations[b]:

Net investment income	0.054	0.059	0.049	0.046	0.018

Net realized and unrealized gains (losses)	(0.037)	(0.051)	(0.054)	(0.062)	0.010

Total from investment operations.	0.017	0.008	(0.005)	(0.016)	0.028

Less distributions from net investment income	(0.097)	(0.168)	(0.135)	(0.114)	(0.038)

Net asset value, end of period.	$ 8.16	$ 8.24	$ 8.40	$ 8.54	$ 8.67

Total return[c]	0.20%	0.10%	(0.05)%	(0.19)%	0.32%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.78%	0.79%	0.77%	0.75%	0.78%

Expenses net of waiver and payments by affiliates	0.77% [e]	0.78% [e]	0.76% [e]	0.75% [e,f]	0.78%	[e,f]

Net investment income	1.17%	0.70%	0.58%	0.55%	0.63%

Supplemental data

Net assets, end of period (000’s)	$104,092	$121,012	$160,469	$198,670	$253,021

Portfolio turnover rate	4.42%	2.81%	11.49%	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.24	$ 8.40	$ 8.54	$ 8.66	$ 8.71	$ 8.90

Income from investment operations[a]:

Net investment income (loss)	0.017	(0.014)	(0.011)	(0.013)	(0.004)	0.006

Net realized and unrealized gains (losses)	(0.023)	(0.024)	(0.041)	(0.043)	0.018	(0.101)

Total from investment operations	(0.006)	(0.038)	(0.052)	(0.056)	0.014	(0.095)

Less distributions from net investment income .	(0.074)	(0.122)	(0.088)	(0.064)	(0.064)	(0.095)

Net asset value, end of period	$ 8.16	$ 8.24	$ 8.40	$ 8.54	$ 8.66	$ 8.71

Total return[b]	(0.07)%	(0.45)%	(0.61)%	(0.65)%	0.16%	(1.07)%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.34%	1.35%	1.32%	1.31%	1.33%	1.27%

Expenses net of waiver and payments by affiliates	1.33% [d]	1.34% [d]	1.31% [d]	1.31% [d,e]	1.33% [d,e]	1.27%

Net investment income (loss)	0.61%	0.14%	0.03%	(0.01)%	0.08%	0.23%

Supplemental data

Net assets, end of period (000’s)	$162,011	$189,634	$266,186	$336,254	$428,031	$603,067

Portfolio turnover rate	4.42%	2.81%	11.49%	9.98%	14.18%	8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2018		Year Ended October 31,
	(unaudited)		2017	2016	2015	2014		2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.25		$ 8.41	$ 8.55	$ 8.68	$ 8.73		$ 8.72

Income from investment operations[b]:

Net investment income	0.055	[c]	0.074	0.066	0.013	0.088	[c]	0.008

Net realized and unrealized gains (losses)	(0.020)		(0.046)	(0.053)	(0.010)	(0.009)		0.018

Total from investment operations	0.035		0.028	0.013	0.003	0.079		0.026

Less distributions from net investment income .	(0.105)		(0.188)	(0.153)	(0.133)	(0.129)		(0.016)

Net asset value, end of period	$ 8.18		$ 8.25	$ 8.41	$ 8.55	$ 8.68		$ 8.73

Total return[d]	0.42%		0.34%	0.15%	0.03%	0.92%		0.30%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.61%		0.58%	0.56%	0.53%	0.56%		0.53%

Expenses net of waiver and payments by affiliates	0.58%	[f]	0.55% [f]	0.55% [f]	0.53% [f,g]	0.56%	[f,g]	0.53%

Net investment income	1.36%		0.93%	0.79%	0.77%	0.85%		0.97%

Supplemental data

Net assets, end of period (000’s)	$25,543		$2,196	$2,374	$2,176	$7,193		$335

Portfolio turnover rate	4.42%		2.81%	11.49%	9.98%	14.18%		8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.25	$ 8.41	$ 8.55	$ 8.68	$ 8.73		$ 8.91

Income from investment operations[a]:

Net investment income	0.046	0.052	0.046	0.040	0.068		0.073

Net realized and unrealized gains (losses)	(0.025)	(0.036)	(0.043)	(0.049)	0.003		(0.101)

Total from investment operations	0.021	0.016	0.003	(0.009)	0.071		(0.028)

Less distributions from net investment income .	(0.101)	(0.176)	(0.143)	(0.121)	(0.121)		(0.152)

Net asset value, end of period	$ 8.17	$ 8.25	$ 8.41	$ 8.55	$ 8.68		$ 8.73

Total return[b]	0.25%	0.20%	0.05%	(0.11)%	0.82%		(0.31)%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.69%	0.70%	0.67%	0.66%	0.68%		0.62%

Expenses net of waiver and payments by affiliates	0.68% [d]	0.69% [d]	0.66% [d]	0.66% [d,e]	0.68%	[d,e]	0.62%

Net investment income	1.26%	0.79%	0.68%	0.64%	0.73%		0.88%

Supplemental data

Net assets, end of period (000’s)	$140,507	$184,299	$227,599	$308,683	$416,854		$411,228

Portfolio turnover rate	4.42%	2.81%	11.49%	9.98%	14.18%		8.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Adjustable U.S. Government Securities Fund

	Principal Amount	Value

Mortgage-Backed Securities 95.9%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 20.9%
FHLMC, 2.003%, (11th District COF +/- MBS Margin), 7/01/18 - 8/01/18	$7,878	$7,849
FHLMC, 3.099%, (12-month USD LIBOR +/- MBS Margin), 9/01/35	7,154,625	7,398,412
FHLMC, 3.331%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,116,225	4,263,107
FHLMC, 3.395%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/35	4,494,712	4,741,283
FHLMC, 3.458%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/37	3,835,606	4,030,909
FHLMC, 3.317% - 3.468%, (US 1 Year CMT T-Note +/- MBS Margin), 8/01/33 - 4/01/37	6,583,554	6,925,612
FHLMC, 3.489% - 3.492%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/35 - 11/01/36	6,937,445	7,292,977
FHLMC, 3.089% - 3.50%, (12-month USD LIBOR +/- MBS Margin), 1/01/36 - 5/01/38	7,150,134	7,448,730
FHLMC, 3.549%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	3,746,379	3,918,771
FHLMC, 3.087% - 3.55%, (6-month USD LIBOR +/- MBS Margin), 4/01/36 - 1/01/37	1,885,732	1,953,805
FHLMC, 3.53% - 3.552%, (12-month USD LIBOR +/- MBS Margin), 4/01/36 - 10/01/38	7,808,470	8,163,292
FHLMC, 3.558%, (12-month USD LIBOR +/- MBS Margin), 11/01/37	4,395,874	4,618,765
FHLMC, 3.565%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	3,564,146	3,733,359
FHLMC, 3.588%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	24,188,542	25,395,669
FHLMC, 3.556% - 3.592%, (12-month USD LIBOR +/- MBS Margin), 11/01/35 - 10/01/37	7,325,062	7,681,369
FHLMC, 3.53% - 3.601%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/36 - 11/01/36	7,602,950	7,995,265
FHLMC, 3.601% - 3.634%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 11/01/41	7,194,670	7,548,264
FHLMC, 3.654%, (12-month USD LIBOR +/- MBS Margin), 11/01/35	3,499,637	3,676,481
FHLMC, 3.673%, (12-month USD LIBOR +/- MBS Margin), 7/01/35	9,303,927	9,792,009
FHLMC, 3.641% - 3.681%, (12-month USD LIBOR +/- MBS Margin), 12/01/34 - 3/01/38	7,937,186	8,333,022
FHLMC, 3.695%, (12-month USD LIBOR +/- MBS Margin), 12/01/35	4,057,721	4,245,891
FHLMC, 3.682% - 3.718%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 5/01/40	6,669,937	7,024,187
FHLMC, 3.724%, (12-month USD LIBOR +/- MBS Margin), 10/01/41	4,737,368	4,948,342
FHLMC, 3.775%, (12-month USD LIBOR +/- MBS Margin), 11/01/40	4,825,783	5,081,259
FHLMC, 3.855%, (12-month USD LIBOR +/- MBS Margin), 6/01/37	9,074,367	9,587,137
FHLMC, 3.786% - 3.869%, (12-month USD LIBOR +/- MBS Margin), 3/01/37 - 4/01/40	8,083,574	8,463,494
FHLMC, 3.997%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	3,863,673	4,123,998
FHLMC, 3.604% - 4.814%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/34 - 7/01/35	3,978,946	4,303,467

		182,696,725

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 74.8%
FNMA, 1.619% - 2.622%, (11th District COF +/- MBS Margin), 6/01/18 - 11/01/40	6,550,401	6,644,083
FNMA, 2.875%, (US 2 Year CMT T-Note +/- MBS Margin), 8/01/19	218	218
FNMA, 3.085%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	3,588,116	3,701,722
FNMA, 2.683% - 3.137%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 10/01/37	7,983,879	8,268,930
FNMA, 2.348% - 3.145%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 3/01/38	8,319,494	8,556,962
FNMA, 3.137% - 3.157%, (12-month USD LIBOR +/- MBS Margin), 5/01/34 - 2/01/39	8,399,566	8,702,259
FNMA, 3.199%, (6-month USD LIBOR +/- MBS Margin), 12/01/34	6,105,414	6,321,897
FNMA, 3.159% - 3.238%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 9/01/37	8,050,552	8,361,843
FNMA, 2.026% - 3.252%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/18 - 5/01/38	8,036,299	8,381,880
FNMA, 3.263%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	8,574,482	8,904,125
FNMA, 3.15% - 3.27%, (6-month USD LIBOR +/- MBS Margin), 12/01/24 - 8/01/37	7,192,561	7,465,342
FNMA, 3.24% - 3.30%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 12/01/43	7,699,814	8,005,607
FNMA, 3.325%, (11th District COF +/- MBS Margin), 4/01/34	21,739,748	22,695,857
FNMA, 3.30% - 3.335%, (12-month USD LIBOR +/- MBS Margin), 5/01/33 - 9/01/38	7,604,340	7,929,263
FNMA, 3.252% - 3.345%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/20 - 9/01/37	8,287,401	8,693,799
FNMA, 3.335% - 3.35%, (12-month USD LIBOR +/- MBS Margin), 6/01/33 - 12/01/39	7,366,859	7,679,750
FNMA, 3.35% - 3.368%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 11/01/37	6,476,675	6,751,723
FNMA, 3.37%, (12-month USD LIBOR +/- MBS Margin), 8/01/37	3,464,626	3,619,139
FNMA, 3.368% - 3.379%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 7/01/38	7,256,642	7,593,796
FNMA, 3.379%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	4,938,715	5,177,578
FNMA, 3.382%, (12-month USD LIBOR +/- MBS Margin), 3/01/37	5,506,944	5,754,164

franklintempleton.com	Semiannual Report	33

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 3.38% - 3.402%, (12-month USD LIBOR +/- MBS Margin), 9/01/32 - 11/01/42	$8,176,090	$8,548,909
FNMA, 2.577% - 3.403%, (1 Year CMT +/- MBS Margin), 12/01/26 - 11/01/44	8,240,330	8,444,198
FNMA, 3.274% - 3.408%, (6-month USD LIBOR +/- MBS Margin), 9/01/21 - 8/01/37	8,390,765	8,676,066
FNMA, 3.414%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	5,543,705	5,801,820
FNMA, 3.403% - 3.42%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 7/01/42	6,699,008	6,995,137
FNMA, 3.42% - 3.434%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 4/01/38	8,303,033	8,678,385
FNMA, 3.438%, (12-month USD LIBOR +/- MBS Margin), 5/01/39	7,257,883	7,560,608
FNMA, 3.348% - 3.448%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/19 - 9/01/39	8,337,909	8,717,630
FNMA, 3.448%, (12-month USD LIBOR +/- MBS Margin), 11/01/34	5,761,116	6,053,855
FNMA, 3.46%, (12-month USD LIBOR +/- MBS Margin), 2/01/36	4,959,698	5,196,672
FNMA, 3.435% - 3.461%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 8/01/39	7,778,830	8,135,311
FNMA, 3.41% - 3.472%, (6-month USD LIBOR +/- MBS Margin), 10/01/22 - 5/01/36	8,307,320	8,614,888
FNMA, 3.464% - 3.474%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 1/01/37	8,268,426	8,657,456
FNMA, 3.475% - 3.489%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 3/01/39	7,932,311	8,313,699
FNMA, 3.495%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/36	5,255,870	5,539,177
FNMA, 3.25% - 3.50%, (Federal COF +/- MBS Margin), 7/01/18 - 2/01/29	11,410	11,432
FNMA, 3.50%, (12-month USD LIBOR +/- MBS Margin), 8/01/40	3,539,935	3,700,633
FNMA, 3.489% - 3.504%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 11/01/41	8,348,181	8,733,418
FNMA, 3.505% - 3.512%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 3/01/42	8,186,203	8,565,169
FNMA, 3.512%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/36	20,299,870	21,425,497
FNMA, 3.516%, (12-month USD LIBOR +/- MBS Margin), 11/01/35	3,485,627	3,659,893
FNMA, 3.514% - 3.52%, (12-month USD LIBOR +/- MBS Margin), 8/01/34 - 7/01/38	7,434,936	7,774,872
FNMA, 3.521% - 3.522%, (12-month USD LIBOR +/- MBS Margin), 4/01/35 - 1/01/42	5,437,510	5,687,340
FNMA, 3.529%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	5,161,545	5,404,399
FNMA, 3.526% - 3.539%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 7/01/38	7,752,328	8,146,130
FNMA, 3.474% - 3.547%, (6-month USD LIBOR +/- MBS Margin), 5/01/24 - 4/01/37	6,311,975	6,564,639
FNMA, 2.49% - 3.555%, (1-month USD LIBOR +/- MBS Margin), 10/01/26 - 10/01/34	588,710	599,064
FNMA, 3.54% - 3.557%, (12-month USD LIBOR +/- MBS Margin), 10/01/18 - 8/01/40	7,741,696	8,124,188
FNMA, 3.448% - 3.559%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/18 - 7/01/40	7,701,610	8,072,519
FNMA, 3.56%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	3,491,584	3,665,797
FNMA, 3.558% - 3.568%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 7/01/42	7,998,051	8,377,384
FNMA, 3.568% - 3.582%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 1/01/41	8,011,588	8,393,597
FNMA, 3.584%, (12-month USD LIBOR +/- MBS Margin), 7/01/40	4,865,032	5,111,328
FNMA, 3.603%, (12-month USD LIBOR +/- MBS Margin), 9/01/36	3,573,285	3,750,063
FNMA, 3.584% - 3.605%, (12-month USD LIBOR +/- MBS Margin), 2/01/33 - 4/01/38	7,792,062	8,171,784
FNMA, 3.605% - 3.608%, (12-month USD LIBOR +/- MBS Margin), 6/01/35 - 6/01/36	7,478,325	7,878,308
FNMA, 3.618%, (12-month USD LIBOR +/- MBS Margin), 5/01/38	4,453,927	4,689,358
FNMA, 3.618%, (12-month USD LIBOR +/- MBS Margin), 9/01/39	3,837,109	4,030,641
FNMA, 3.619%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	5,231,550	5,521,223
FNMA, 3.625%, (12-month USD LIBOR +/- MBS Margin), 9/01/40	3,646,876	3,823,148
FNMA, 3.608% - 3.632%, (12-month USD LIBOR +/- MBS Margin), 1/01/33 - 3/01/40	7,710,147	8,078,221
FNMA, 3.635% - 3.64%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 8/01/37	7,629,559	8,023,248
FNMA, 3.641%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/38	5,943,385	6,249,678
FNMA, 3.648%, (12-month USD LIBOR +/- MBS Margin), 2/01/43	3,765,912	3,952,768
FNMA, 3.561% - 3.651%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/20 - 1/01/40	8,291,879	8,673,213
FNMA, 3.654%, (12-month USD LIBOR +/- MBS Margin), 3/01/41	6,823,478	7,148,468
[b] FNMA, 3.658%, (12-month USD LIBOR +/- MBS Margin), 10/01/38	10,588,934	11,174,827
FNMA, 3.659%, (12-month USD LIBOR +/- MBS Margin), 6/01/35	4,298,522	4,541,730
FNMA, 3.641% - 3.671%, (12-month USD LIBOR +/- MBS Margin), 4/01/34 - 2/01/41	8,304,856	8,713,562
FNMA, 3.676%, (12-month USD LIBOR +/- MBS Margin), 1/01/37	5,802,893	6,127,293
FNMA, 3.674% - 3.696%, (12-month USD LIBOR +/- MBS Margin), 2/01/32 - 5/01/48	8,190,520	8,588,369

34	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Adjustable U.S. Government Securities Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
[a] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 3.696% - 3.71%, (12-month USD LIBOR +/- MBS Margin), 10/01/33 - 11/01/42	$7,979,789	$8,357,091
FNMA, 3.549% - 3.711%, (6-month USD LIBOR +/- MBS Margin), 11/01/23 - 2/01/37	6,944,158	7,190,715
FNMA, 3.71% - 3.721%, (12-month USD LIBOR +/- MBS Margin), 2/01/33 - 8/01/39	7,027,355	7,381,241
FNMA, 3.726%, (12-month USD LIBOR +/- MBS Margin), 3/01/35	8,357,990	8,769,274
FNMA, 3.772%, (12-month USD LIBOR +/- MBS Margin), 1/01/39	6,302,387	6,594,848
FNMA, 3.722% - 3.789%, (12-month USD LIBOR +/- MBS Margin), 2/01/33 - 5/01/48	8,148,038	8,563,027
FNMA, 3.801%, (12-month USD LIBOR +/- MBS Margin), 1/01/36	4,287,494	4,511,718
FNMA, 3.802%, (12-month USD LIBOR +/- MBS Margin), 8/01/35	3,708,661	3,899,331
FNMA, 3.789% - 3.82%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 2/01/37	8,182,474	8,592,825
FNMA, 3.657% - 3.875%, (US 1 Year CMT T-Note +/- MBS Margin), 2/01/19 - 5/01/38	8,279,409	8,627,946
FNMA, 3.821% - 3.881%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 4/01/37	7,465,287	7,821,994
FNMA, 2.65% - 3.95%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/19 - 1/01/35	1,020,731	1,057,844
FNMA, 3.883% - 3.963%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 4/01/41	7,391,834	7,733,871
FNMA, 3.975%, (12-month USD LIBOR +/- MBS Margin), 5/01/40	4,621,312	4,825,743
FNMA, 3.965% - 4.026%, (12-month USD LIBOR +/- MBS Margin), 3/01/32 - 4/01/38	7,172,911	7,506,575
FNMA, 3.472% - 4.042%, (US 5 Year CMT T-Note +/- MBS Margin), 6/01/25 - 2/01/30	136,362	141,102
FNMA, 4.031% - 4.193%, (12-month USD LIBOR +/- MBS Margin), 4/01/32 - 3/01/47	8,283,871	8,714,599
FNMA, 3.41% - 4.275%, (1 Year CMT +/- MBS Margin), 1/01/27 - 10/01/36	3,655,774	3,830,026
FNMA, 3.886% - 4.39%, (US 1 Year CMT T-Note +/- MBS Margin), 3/01/19 - 4/01/38	8,261,202	8,622,627
FNMA, 4.195% - 4.47%, (12-month USD LIBOR +/- MBS Margin), 4/01/33 - 4/01/44	2,509,722	2,652,029
FNMA, 3.713% - 5.724%, (6-month USD LIBOR +/- MBS Margin), 12/01/23 - 11/01/46	7,243,550	7,538,077
FNMA, 4.404% - 6.192%, (US 1 Year CMT T-Note +/- MBS Margin), 10/01/22 - 9/01/32	992,502	1,031,110
FNMA, 2.651% - 6.989%, (11th District COF +/- MBS Margin), 9/01/18 - 8/01/37	5,227,279	5,371,164
FNMA, 3.00% - 7.67%, (6-month US T-Bill +/- MBS Margin), 7/01/18 - 11/01/34	253,945	259,794

		653,891,520

[a] Government National Mortgage Association (GNMA) Adjustable Rate 0.2%

GNMA, 2.375% - 3.125%, (US 1 Year CMT T-Note +/- MBS Margin), 9/20/33 - 5/20/36	1,184,464	1,212,316

Total Mortgage-Backed Securities (Cost $839,491,952)		837,800,561

	Shares

Short Term Investments (Cost $43,056,833) 4.9%

Money Market Funds 4.9%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.30%	43,056,833	43,056,833

Total Investments (Cost $882,548,785) 100.8%		880,857,394
Other Assets, less Liabilities (0.8)%		(7,025,879)

Net Assets 100.0%		$873,831,515

See Abbreviations on page 149.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bSecurity purchased on a delayed delivery basis. See Note 1(c).

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.83	$ 8.84	$ 8.61	$ 9.04	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.196	0.307	0.401	0.406	0.335	0.333

Net realized and unrealized gains (losses)	(0.057)	(0.011)	0.228	(0.434)	(0.160)	0.088

Total from investment operations	0.139	0.296	0.629	(0.028)	0.175	0.421

Less distributions from net investment income	(0.199)	(0.306)	(0.399)	(0.402)	(0.335)	(0.331)

Net asset value, end of period	$ 8.77	$ 8.83	$ 8.84	$ 8.61	$ 9.04	$ 9.20

Total return[b]	1.48%	3.51%	7.60%	(0.37)%	1.91%	4.69%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.88%	0.85%	0.84%	0.83%

Expenses net of waiver and payments by affiliates[d]	0.80%	0.82%	0.86%	0.84%	0.82%	0.83%[e]

Net investment income	4.50%	3.45%	4.72%	4.55%	3.64%	3.60%

Supplemental data

Net assets, end of period (000’s)	$1,249,004	$1,362,220	$1,359,862	$1,553,100	$1,874,867	$1,991,138

Portfolio turnover rate	24.12%	64.21%	34.10%	46.72%	83.93%	42.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.83	$ 8.84	$ 8.61	$ 9.05	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.179	0.271	0.366	0.369	0.298	0.296

Net realized and unrealized gains (losses)	(0.057)	(0.010)	0.229	(0.443)	(0.150)	0.088

Total from investment operations	0.122	0.261	0.595	(0.074)	0.148	0.384

Less distributions from net investment income	(0.182)	(0.271)	(0.365)	(0.366)	(0.298)	(0.294)

Net asset value, end of period	$ 8.77	$ 8.83	$ 8.84	$ 8.61	$ 9.05	$ 9.20

Total return[b]	1.28%	3.11%	7.18%	(0.87)%	1.62%	4.28%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.27%	1.27%	1.28%	1.25%	1.24%	1.23%

Expenses net of waiver and payments by affiliates[d]	1.20%	1.22%	1.26%	1.24%	1.22%	1.23%[e]

Net investment income	4.10%	3.05%	4.32%	4.15%	3.24%	3.20%

Supplemental data

Net assets, end of period (000’s)	$518,444	$550,797	$551,726	$627,805	$742,602	$765,839

Portfolio turnover rate	24.12%	64.21%	34.10%	46.72%	83.93%	42.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.84	$ 8.84	$ 8.60	$ 9.05	$ 9.21	$ 9.21

Income from investment operations[b]:

Net investment income	0.210	0.338	0.422	0.437	0.364	0.175

Net realized and unrealized gains (losses)	(0.067)	(0.002)	0.245	(0.457)	(0.159)	(0.001)

Total from investment operations	0.143	0.336	0.667	(0.020)	0.205	0.174

Less distributions from net investment income	(0.213)	(0.336)	(0.427)	(0.430)	(0.365)	(0.174)

Net asset value, end of period	$ 8.77	$ 8.84	$ 8.84	$ 8.60	$ 9.05	$ 9.21

Total return[c]	1.64%	3.85%	7.96%	(0.16)%	2.36%	1.80%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.54%	0.52%	0.53%	0.72%	0.52%	0.51%

Expenses net of waiver and payments by affiliates[e]	0.47%	0.47%	0.51%	0.51%	0.50%	0.51%[f]

Net investment income	4.83%	3.80%	5.07%	4.88%	3.96%	3.92%

Supplemental data

Net assets, end of period (000’s)	$136,403	$130,180	$12,333	$7	$465	$1,339

Portfolio turnover rate	24.12%	64.21%	34.10%	46.72%	83.93%	42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.84	$ 8.85	$ 8.61	$ 9.05	$ 9.20	$ 9.11

Income from investment operations[a]:

Net investment income	0.207	0.327	0.422	0.427	0.358	0.355

Net realized and unrealized gains (losses)	(0.057)	(0.010)	0.239	(0.443)	(0.150)	0.089

Total from investment operations	0.150	0.317	0.661	(0.016)	0.208	0.444

Less distributions from net investment income	(0.210)	(0.327)	(0.421)	(0.424)	(0.358)	(0.354)

Net asset value, end of period	$ 8.78	$ 8.84	$ 8.85	$ 8.61	$ 9.05	$ 9.20

Total return[b]	1.72%	3.64%	8.00%	(0.23)%	2.28%	4.95%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.62%	0.62%	0.63%	0.60%	0.59%	0.58%

Expenses net of waiver and payments by affiliates[d]	0.55%	0.57%	0.61%	0.59%	0.57%	0.58%[e]

Net investment income	4.75%	3.70%	4.97%	4.80%	3.89%	3.85%

Supplemental data

Net assets, end of period (000’s)	$1,648,137	$1,672,724	$1,108,692	$1,405,281	$2,019,477	$2,374,914

Portfolio turnover rate	24.12%	64.21%	34.10%	46.72%	83.93%	42.72%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Floating Rate Daily Access Fund

		Country	Shares	Value

	Common Stocks (Cost $1,947,501) 0.3%
	Oil & Gas Exploration & Production 0.3%
	Samson Resources II LLC	United States	432,778	$10,170,283

	Management Investment Companies 3.7%
	Other Diversified Financial Services 3.7%
[a]	Franklin Lower Tier Floating Rate Fund	United States	6,729,194	66,484,441
[a]	Franklin Middle Tier Floating Rate Fund	United States	6,837,495	64,682,700

	Total Management Investment Companies (Cost $137,283,610)			131,167,141

			Principal Amount*
	Corporate Bonds (Cost $16,910,497) 0.4%
	Industrial Machinery 0.4%
[b]	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	$19,861,081	15,392,338

[c,d]	Senior Floating Rate Interests 71.0%
	Aerospace & Defense 3.6%
	Delos Finance S.A.R.L. (AerCap), New Loans, 4.052%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	59,610,818	60,088,957
	Doncasters U.S. Finance LLC,
	Second Lien Term Loan, 10.552%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	6,608,226	6,513,232
	Term B Loans, 5.837%, (3-month USD LIBOR + 3.50%), 4/09/20	United States	27,426,332	26,989,211
	Flying Fortress Holdings LLC (ILFC), New Loan, 4.052%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	30,062,918	30,274,982
	Leidos Innovations Corp., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	3,269,288	3,298,915

				127,165,297

	Agricultural Products 0.1%
	Allflex Holdings III Inc., Second Lien Initial Term Loan, 9.362%, (3-month USD LIBOR + 7.00%), 7/19/21	United States	2,141,011	2,153,500

	Airlines 1.2%
	Air Canada, Term Loan, 3.984%, (3-month USD LIBOR + 2.00%), 10/06/23	Canada	33,160,822	33,402,631
	American Airlines Inc., 2017 Replacement Term Loans, 3.90%, (1-month USD LIBOR + 2.00%), 6/27/20	United States	9,884,616	9,911,799

				43,314,430

	Apparel Retail 2.3%
	Ascena Retail Group Inc., Tranche B Term Loan, 6.438%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	95,089,172	83,361,540

	Auto Parts & Equipment 1.7%
	Allison Transmission Inc., New Term Loans, 3.65%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	26,537,390	26,784,665
	American Axle and Manufacturing Inc., Tranche B Term Loan, 4.15%, (1-month USD LIBOR + 2.25%), 4/06/24	United States	3,899,364	3,922,519
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	29,434,428	29,696,306

				60,403,490

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[c,d]	Senior Floating Rate Interests (continued)
	Broadcasting 2.3%
	Gray Television Inc., Term B-2 Loan, 4.137%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	$22,418,924	$22,540,367
	Mission Broadcasting Inc., Term Loan B-2, 4.387%, (1-month USD LIBOR + 2.50%), 1/17/24	United States	1,173,344	1,179,504
	Nexstar Broadcasting Inc.,
	Term A-2 Loan, 3.887%, (1-month USD LIBOR + 2.00%), 7/19/22	United States	3,245,873	3,251,960
	Term Loan B-2, 4.387%, (1-month USD LIBOR + 2.50%), 1/17/24	United States	9,136,973	9,184,942
[e]	Sinclair Television Group Inc.,
	Tranche B Term Loans, 4.16%, (1-month USD LIBOR + 2.25%), 1/03/24	United States	32,760,526	32,930,324
	[f] Tranche B-1 Term Loans, TBD, 1/31/25	United States	11,800,000	11,867,602
	WXXA-TV LLC and WLAJ-TV LLC, Term Loan A-2, 3.887%, (1-month USD LIBOR + 2.00%), 7/19/22	United States	109,666	109,871

				81,064,570

	Cable & Satellite 2.6%
	Charter Communications Operating LLC,
	Term A-2 Loan, 3.41%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	34,097,436	34,177,360
	[e,f] Term Loan B, TBD, 3/13/25	United States	6,000,000	6,033,750
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	42,154,887	42,202,311
	Mediacom Illinois LLC, Tranche N Term Loan, 3.50%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	10,034,291	10,087,594

				92,501,015

	Casinos & Gaming 1.5%
	Boyd Gaming Corp.,
	Refinancing Term B Loans, 4.244%, (1-week USD LIBOR + 2.50%), 9/15/23	United States	14,606,094	14,702,450
	Term A Loan, 3.994%, (1-week USD LIBOR + 2.25%), 9/15/21	United States	4,603,153	4,626,168
	CEOC LLC, Term B Loans, 4.377%, (1-month USD LIBOR + 2.50%), 10/06/24	United States	2,875,746	2,884,733
	Eldorado Resorts Inc.,
	Initial Term Loan, 4.188%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	5,368,698	8,935,451
	Initial Term Loan, 4.125% - 4.188%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	7,504,740	4,014,430
	Greektown Holdings LLC, Initial Term Loan, 4.901%, (1-month USD LIBOR + 3.00%), 4/25/24	United States	15,388,103	15,428,974
	Kingpin Intermediate Holdings LLC, Initial Term Loans, 6.15%, (1-month USD LIBOR + 4.25%), 7/03/24	United States	2,779,000	2,827,910

				53,420,116

	Coal & Consumable Fuels 2.4%
	Bowie Resource Holdings LLC,
	[e] First Lien Initial Term Loan, 7.651%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	26,824,794	26,439,188
	Second Lien Initial Term Loan, 12.651%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	4,464,778	4,277,815
	Foresight Energy LLC, Term Loans, 8.109%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	54,491,422	53,442,462
	Westmoreland Coal Co., Term Loan, 8.802%, (3-month USD LIBOR + 6.50%), 12/16/20	United States	7,859,150	2,757,265

				86,916,730

	Commodity Chemicals 0.6%
	Ineos U.S. Finance LLC, 2024 Dollar Term Loan, 3.901%, (1-month USD LIBOR + 2.00%), 3/31/24	United States	21,745,197	21,848,834

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value

[c,d]	Senior Floating Rate Interests (continued)
	Communications Equipment 1.0%
	Ciena Corp., Refinancing Term Loan, 4.397%, (1-month USD LIBOR + 2.50%), 1/28/22	United States	$16,173,799	$16,274,886
	CommScope Inc., Tranche 5 Term Loans, 3.901%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	17,579,422	17,705,782

				33,980,668

	Construction & Engineering 0.5%
	AECOM, Term B Loans, 3.651%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	17,476,235	17,541,771

	Data Processing & Outsourced Services 1.6%
[e,f]	First Data Corp., Term A Loan, TBD, 6/02/20	United States	12,648,959	12,677,621
	Global Payments Inc., Term A-2 Loan, 3.498%, (1-week USD LIBOR + 1.75%), 5/02/22	United States	20,240,578	20,295,389
[e]	Iron Mountain Information Management LLC, Term B Loan, 3.898%, (1-month USD LIBOR + 1.75%), 1/26/26	United States	9,292,212	9,267,541
	Wex Inc., Term B-2 Loan, 4.151%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	16,086,313	16,211,980

				58,452,531

	Diversified Chemicals 0.5%
	Chemours Co., Tranche B-2 US$ Term Loan, 3.66%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	18,410,525	18,450,807

	Diversified Support Services 0.2%
	Ventia Pty. Ltd., Term B Loans (USD), 5.802%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	7,236,609	7,345,158

	Electric Utilities 0.3%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.56%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	10,583,836	10,649,985

	Fertilizers & Agricultural Chemicals 0.1%
	Mosaic Co., Term Loan A, 3.401%, (1-month USD LIBOR + 1.50%), 11/18/21	United States	2,890,029	2,882,804

	Food Distributors 0.5%
	Aramark Corp., U.S. Term B-1 Loan, 3.901%, (1-month USD LIBOR + 2.00%), 3/11/25.	United States	14,012,534	14,122,000
	Nutraceutical International Corp., Term Loan B, 5.151%, (1-month USD LIBOR + 3.25%), 8/22/23	United States	5,095,140	5,107,877

				19,229,877

	Food Retail 0.1%
	Smart & Final Stores LLC, First Lien Term Loan, 5.401%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	2,880,905	2,830,489

	Forest Products 0.8%
[b]	Appvion Inc., Roll-Up Loans, PIK, 8.401%, (1-month USD LIBOR + 6.50%), 7/01/18	United States	30,211,103	30,211,103

	General Merchandise Stores 2.6%
[b]	99 Cents Only Stores, First Lien Term Loan, PIK, 8.484% - 8.802%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	41,430,510	40,576,005
	Evergreen AcqCo. 1 LP (Savers),
	Term Loan, 5.806%, (2-month USD LIBOR + 3.75%), 7/09/19	United States	143,128	52,475,369
	Term Loan, 6.112%, (3-month USD LIBOR + 3.75%), 7/09/19	United States	53,959,249	139,193

				93,190,567

	Health Care Distributors 0.5%
	Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 5.203%, (6-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	17,280,290	17,195,427

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[c,d]	Senior Floating Rate Interests (continued)
	Health Care Services 1.6%
[e]	Air Medical Group Holdings Inc., 2018 New Term Loans, 6.147%, (1-month USD LIBOR + 4.25%), 3/14/25	United States	$9,480,000	$9,595,116
	DaVita Healthcare Partners Inc.,
	Tranche A Term Loan, 3.901%, (1-month USD LIBOR + 2.00%), 6/24/19	United States	13,367,484	13,400,823
	[e] Tranche B Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	7,736,323	7,817,833
	Envision Healthcare Corp., Initial Term Loans, 4.91%, (1-month USD LIBOR + 3.00%), 12/01/23	United States	9,222,945	9,281,455
	U.S. Renal Care Inc., Initial Term Loan, 6.552%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	18,290,495	18,233,337

				58,328,564

	Health Care Technology 0.5%
	Quintiles IMS Inc., Term B-1 Dollar Loans, 4.302%, (3-month USD LIBOR + 2.00%), 3/07/24	United States	18,762,500	18,887,590

	Hotels, Resorts & Cruise Lines 0.5%
	Hilton Worldwide Finance LLC, Series B-2 Term Loans, 3.647%, (1-month USD LIBOR + 1.75%), 10/25/23	United States	17,083,972	17,243,109

	Household Products 0.7%
	Spectrum Brands Inc.,
	USD Term Loans, 3.994% - 4.056%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	7,155,167	13,795,436
	USD Term Loans, 3.791%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	16,466,981	9,868,901

				23,664,337

	Independent Power Producers & Energy Traders 2.9%
	Helix Gen Funding LLC, Term Loan, 5.651%, (1-month USD LIBOR + 3.75%), 6/02/24	United States	34,465,494	34,816,594
[e]	NRG Energy Inc., Term loan B, 4.052%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	66,289,982	66,535,255

				101,351,849

	Industrial Machinery 2.9%
	Harsco Corp., Term B-1 Loan, 4.938%, (1-month USD LIBOR + 3.00%), 12/10/24	United States	14,903,291	15,122,191
	Mueller Water Products Inc.,
	Loans, 4.401%, (1-month USD LIBOR + 2.50%), 11/26/21	United States	6,248,515	9,021,603
	Loans, 4.802%, (3-month USD LIBOR + 2.50%), 11/26/21	United States	2,807,270	121,914
	Navistar Inc., Tranche B Term Loan, 5.40%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	62,209,880	62,715,335
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.398%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	14,526,645	14,381,378

				101,362,421

	Integrated Telecommunication Services 2.2%
	Consolidated Communications Inc., Initial Term Loan, 4.91%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	4,252,052	4,219,278
	Global Tel*Link Corp.,
	Second Lien Term Loan, 10.552%, (3-month USD LIBOR + 8.25%), 5/23/20	United States	6,033,937	6,047,139
	Term Loan, 6.302%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	9,767,836	9,838,047
	Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.151%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	1,042,786	1,055,821
	Zayo Group LLC, 2017 Incremental Refinancing B-1 Term Loan, 3.901%, (1-month USD LIBOR + 2.00%), 1/19/21	United States	55,600,222	55,930,376

				77,090,661

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[c,d]	Senior Floating Rate Interests (continued)
	Internet Software & Services 0.2%
	Legalzoom.com Inc., Initial Term Loan, 6.397%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	$1,723,366	$1,742,754
	Rackspace Hosting Inc., Term B Loans, 4.787%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	5,274,247	5,268,023

				7,010,777

	Investment Banking & Brokerage 0.9%
	FinCo I LLC, Initial Term Loans, 4.651%, (1-month USD LIBOR + 2.75%), 12/27/22	United States	30,907,769	31,255,481

	IT Consulting & Other Services 1.4%
	Gartner Inc., Tranche A Term Loans, 3.901%, (1-month USD LIBOR + 2.00%), 3/21/22	United States	2,983,575	3,013,411
	Sungard Availability Services Capital Inc., 2022 Tranche B Term Loans, 11.901%, (1-month USD LIBOR + 10.00%), 10/01/22	United States	45,360,525	45,162,073

				48,175,484

	Leisure Facilities 1.0%
	24 Hour Fitness Worldwide Inc., Term Loan, 6.052%, (3-month USD LIBOR + 3.75%), 5/28/21	United States	35,388,505	35,528,572

	Life Sciences Tools & Services 0.3%
	Syneos Health Inc., Initial Term B Loans, 4.151%, (1-month USD LIBOR + 2.25%), 8/01/24	United States	11,638,129	11,687,230

	Marine 0.6%
	International Seaways Operating Corp., Initial Term Loans, 7.41%, (1-month USD
	LIBOR + 5.50%), 6/22/22	United States	7,195,769	7,150,796
	Navios Maritime Partners LP, Initial Term Loan, 7.08%, (3-month USD LIBOR + 5.00%), 9/14/20	Greece	15,775,803	15,874,401

				23,025,197

	Metal & Glass Containers 0.9%
[e]	Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	11,128,465	11,244,101
	Owens-Brockway Glass Container Inc., Term A Loan, 3.29% - 3.387%, (1-month USD LIBOR + 1.50%), 4/22/20	United States	20,770,874	20,894,212

				32,138,313

	Movies & Entertainment 1.3%
	AMC Entertainment Holdings Inc.,
	2016 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	3,324,821	3,336,597
	Initial Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	5,281,430	5,312,792
	Lions Gate Capital Holdings LLC, Term A Loan, 3.648%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	27,168,403	27,270,284
	Live Nation Entertainment Inc., Term B-3 Loans, 3.688%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	12,029,433	12,114,638

				48,034,311

	Office Services & Supplies 0.2%
	Conduent Business Services LLC, Delayed Draw Term A Loan, 4.151%, (1-month USD LIBOR + 2.25%), 12/07/21	United States	7,850,000	7,869,625

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[c,d]	Senior Floating Rate Interests (continued)
	Oil & Gas Exploration & Production 5.4%
	Cantium LLC, Commitment, 8.31%, (3-month USD LIBOR + 6.00%), 6/13/20	United States	$22,045,289	$22,210,629
	Fieldwood Energy LLC, Closing Date Loans, 7.151%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	138,632,416	139,585,514
	UTEX Industries Inc., First Lien Initial Term Loan, 5.901%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	30,591,593	30,170,958

				191,967,101

	Oil & Gas Storage & Transportation 0.7%
	OSG Bulk Ships Inc., Initial Term Loan, 6.04%, (3-month USD LIBOR + 4.25%), 8/05/19	United States	19,016,612	18,517,426
	Strike LLC,
	Term Loan, 10.302%, (3-month USD LIBOR + 8.00%), 11/30/22	United States	77,500	15,665
	Term Loan, 10.453%, (6-month USD LIBOR + 8.00%), 11/30/22	United States	5,735,000	5,905,819

				24,438,910

	Packaged Foods & Meats 2.9%
	CSM Bakery Supplies LLC,
	Second Lien Term Loan, 10.06%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	15,590,519	14,986,387
	Term Loans, 6.31%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	4,787,154	4,736,889
	JBS USA LUX SA, New Initial Term Loans, 4.678%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	45,525,666	45,542,737
[e]	Pinnacle Foods Finance LLC, Initial B Term Loan, 3.637%, (1-month USD LIBOR + 1.75%), 2/03/24	United States	7,318,041	7,382,074
	Post Holdings Inc., Series A Incremental Term Loans, 3.90%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	28,895,789	29,055,756

				101,703,843

	Paper Packaging 0.7%
	Caraustar Industries Inc., Refinancing Term Loans, 7.802%, (3-month USD LIBOR + 5.50%), 3/14/22	United States	23,783,738	23,872,927

	Personal Products 0.5%
[g]	FGI Operating Co. LLC, Term B Loans, 5.823%, (LIBOR + 4.25%), 4/19/19	United States	73,300,493	19,149,754

	Pharmaceuticals 3.4%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.188%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	39,696,916	39,564,607
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.00%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	30,815,739	31,015,733
[e]	Horizon Pharma Inc., Third Amendment Refinancing Term Loan, 5.188%, (1-month USD LIBOR + 3.25%), 3/29/24	United States	16,300,297	16,429,346
	Innoviva Inc., Initial Term Loan, 6.373%, (3-month USD LIBOR + 4.50%), 8/18/22	United States	1,556,727	1,574,240
	RPI Finance Trust, Term A-3 Loan, 4.052%, (3-month USD LIBOR + 1.75%), 10/14/21.	United States	8,732,749	8,754,581
	Valeant Pharmaceuticals International Inc., Series F-4 Tranche B Term Loans, 5.394%, (1-month USD LIBOR + 3.50%), 4/01/22	United States	23,683,248	23,975,263

				121,313,770

	Restaurants 0.7%
[e]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 3.644%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	16,285,346	16,427,842
	NPC International Inc., Second Lien Initial Term Loan, 9.401%, (1-month USD LIBOR + 7.50%), 4/20/25	United States	8,228,426	8,434,137

				24,861,979

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
[c,d]	Senior Floating Rate Interests (continued)
	Semiconductor Equipment 0.1%
	MKS Instruments Inc., Tranche B-4 Term Loan, 3.651%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	$1,848,507	$1,862,084

	Semiconductors 0.7%
	ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.901%, (1-month USD LIBOR + 2.00%), 3/31/23	United States	26,219,251	26,412,618

	Specialized Consumer Services 1.6%
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	30,764,475	31,033,664
	NVA Holdings Inc., Term B-3 Loan, 5.052%, (3-month USD LIBOR + 2.75%), 2/02/25 .	United States	11,378,444	11,437,111
	Sabre GLBL Inc.,
	2017 Other Term A Loans, 3.901%, (1-month USD LIBOR + 2.00%), 7/01/22	United States	13,145,542	13,178,406
	Term Loan B, 3.901%, (1-month USD LIBOR + 2.00%), 2/22/24	United States	1,877,694	1,886,348

				57,535,529

	Specialty Chemicals 3.1%
[e]	Ashland LLC, Term B Loan, 3.897% - 3.901%, (1-month USD LIBOR + 2.00%), 5/17/24	United States	17,005,025	17,166,572
[e]	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.052%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	32,109,656	32,275,663
	KMG Chemicals Inc., Initial Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/15/24	United States	2,790,316	2,814,731
	Oxbow Carbon LLC,
	Second Lien Term Loan, 9.401%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	14,095,184	14,377,088
	Tranche A Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	13,650,000	13,667,062
	Tranche B Term Loan, 5.651%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	10,951,375	11,101,956
	Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan, 8.734%, (3-month USD LIBOR + 6.75%), 7/31/22	United States	7,550,000	7,314,063
[e]	WR Grace & Co.,
	Term B-1 Loans, 4.058%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	3,896,405	3,916,293
	Term B-2 Loans, 4.058%, (3-month USD LIBOR + 1.75%), 4/03/25	United States	6,679,552	6,714,620

				109,348,048

	Specialty Stores 4.3%
	General Nutrition Centers Inc.,
	FILO Term Loan (ABL), 8.91%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	21,881,580	22,647,435
	[e] Tranche B-2 Term Loans, 10.66%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	57,174,686	54,971,059
	PetSmart Inc., Tranche B-2 Loans, 4.89%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	94,386,569	74,172,081

				151,790,575

	Technology Hardware, Storage & Peripherals 0.2%
	Western Digital Corp., U.S. Term B-3 Loan, 3.90%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	5,636,395	5,679,169

	Trucking 1.6%
	Hertz Corp., Tranche B-1 Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	56,960,707	57,147,595

	Total Senior Floating Rate Interests (Cost $2,585,833,141)			2,523,848,132

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities 9.2%
	Other Diversified Financial Services 9.2%
[h,i]	AMMC CLO XII Ltd., 2013-12A, CR, 144A, FRN, 3.711%, (3-month USD LIBOR + 1.90%), 11/10/30	United States	$1,493,000	$1,498,405
[h,i]	Ares XXXVII CLO Ltd., 2015-4A, BR, 144A, FRN, 4.148%, (3-month USD LIBOR + 1.80%), 10/15/30	United States	4,908,000	4,903,681
[h,i]	Atrium XI,
	11A, CR, 144A, FRN, 4.512%,(3-month USD LIBOR + 2.15%), 10/23/25	United States	574,513	576,104
	2011A, A2R, 144A, FRN, 3.502%,(3-month USD LIBOR + 1.14%), 10/23/25	United States	1,149,026	1,150,520
[h,i]	Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	8,625,000	8,634,142
[h,i]	BlueMountain CLO Ltd.,
	2012-2A, AR, 144A, FRN, 3.305%,(3-month USD LIBOR + 1.42%), 11/20/28	United States	23,309,026	23,369,163
	2014, CL 3A, 144A, FRN, 3.488%,(3-month USD LIBOR + 1.14%), 10/15/26	United States	2,940,000	2,942,058
[h,i]	Bristol Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.768%, (3-month USD LIBOR + 1.42%), 4/15/29	United States	40,000,000	40,347,600
[h]	Carlyle Global Market Strategies CLO Ltd.,
	[i] 2014-1A, A1R2, 144A, FRN, 3.31%,(3-month USD LIBOR + 0.97%), 4/17/31	United States	2,880,000	2,880,048
	[i] 2014-2A, AR, 144A, FRN, 3.089%,(3-month USD LIBOR + 1.25%), 5/15/25	United States	5,000,000	4,999,000
	2014-4A, AR2, 144A, 2.97%, 10/15/26	United States	1,149,026	1,148,716
	[i] 2015-2A, A1, 144A, FRN, 3.836%,(3-month USD LIBOR + 1.47%), 4/27/27	United States	16,535,000	16,614,864
[h,i]	Carlyle U.S. CLO Ltd.,
	2017-1A, A1A, 144A, FRN, 3.659%,(3-month USD LIBOR + 1.30%), 4/20/31	United States	24,000,000	24,097,200
	2017-4A, B, 144A, FRN, 4.198%,(3-month USD LIBOR + 1.85%), 1/15/30	United States	1,493,000	1,492,030
[h,i]	Cent CLO Ltd., 2013-17A, B, 144A, FRN, 4.767%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	3,850,000	3,864,361
[h,i]	Cent CLO 21 Ltd., 2014-21A, A1AR, 144A, FRN, 3.576%, (3-month USD LIBOR + 1.21%), 7/27/26	United States	1,020,000	1,021,081
[h,i]	Cent CLO LP,
	2014-22A, A1R, 144A, FRN, 3.203%,(3-month USD LIBOR + 1.41%), 11/07/26	United States	5,000,000	5,003,050
	2014-22A, BR, 144A, FRN, 4.743%,(3-month USD LIBOR + 2.95%), 11/07/26	United States	9,123,539	9,146,348
[h,i]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	6,510,000	6,499,844
[h]	Emerson Park CLO Ltd., 2013-1A, C2R, 144A, 4.055%, 7/15/25	United States	3,600,000	3,604,500
[h,i]	Gilbert Park CLO Ltd., 2017-1A, C, 144A, FRN, 4.298%, (3-month USD LIBOR + 1.95%), 10/15/30	United States	350,000	350,067
[h,i]	LCM XXIV Ltd., 24A, A, 144A, FRN, 3.669%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	52,000,000	52,835,120
[h,i]	LCM XXV Ltd., 25A, A, 144A, FRN, 3.569%, (3-month USD LIBOR + 1.21%), 7/22/30	United States	2,580,000	2,595,351
[h,i]	Madison Park Funding Ltd., 2016-21A, A1, 144A, FRN, 3.89%, (3-month USD LIBOR + 1.53%), 7/25/29	United States	17,200,000	17,492,228
[h,i]	Magnetite XIV Ltd., 2015-14A, A, 144A, FRN, 3.745%, (3-month USD LIBOR + 1.39%), 7/18/28	United States	3,140,000	3,145,683
[h,i]	Magnetite XVIII Ltd., 2016-18A, C, 144A, FRN, 4.189%, (3-month USD LIBOR + 2.35%), 11/15/28	United States	5,133,000	5,154,867
[h,i]	Neuberger Berman CLO Ltd., 2017-26A, C, 144A, FRN, 4.105%, (3-month USD LIBOR + 1.75%), 10/18/30	United States	746,000	742,113
[h,i]	Octagon Investment Partners 30 Ltd., 144A, FRN, 3.679%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	23,071,429	23,221,855
[h,i]	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	4,208,540	4,232,024
[h,i]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.941%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	1,063,164	1,064,333
[h,i]	TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 4.71%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	9,671,118	9,746,359

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities (continued)
	Other Diversified Financial Services (continued)
[h,i]	Venture XXIV CLO Ltd., 2016-24A, A1D, 144A, FRN, 3.779%, (3-month USD LIBOR + 1.42%), 10/20/28	United States	$34,000,000	$34,086,700
[h,i]	Voya CLO Ltd., 2017-3A, B, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	8,362,537	8,439,723

	Total Asset-Backed Securities (Cost $324,946,077)			326,899,138

	Total Investments before Short Term Investments (Cost $3,066,920,826)			3,007,477,032

	Short Term Investments 18.2%

	Senior Floating Rate Interests 2.5%
	Broadcasting 0.0%†
	Marshall Broadcasting Group Inc., Term Loan A-2, 3.887%, (1-month USD LIBOR + 2.00%), 6/28/18	United States	226,849	227,275

	Forest Products 1.3%
[j]	Appvion Inc., New Money Term Loan (DIP II), 11.145% - 11.151%, (1-month USD LIBOR + 9.25%), 7/01/18	United States	47,153,301	47,251,521

	Personal Products 1.2%
	FGI Operating Co. LLC (Freedom Group), DIP Term Loan B, 8.646% - 8.651%, (1-month USD LIBOR + 6.75%), 6/26/18	United States	40,931,140	40,931,140

	Total Senior Floating Rate Interests (Cost $88,144,607)			88,409,936

	U.S. Government and Agency Securities (Cost $69,154,155) 2.0%
[k]	U.S. Treasury Bill, 3/28/19	United States	70,500,000	69,112,024

			Shares
	Money Market Funds (Cost $487,984,189) 13.7%
[a,l]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	487,984,189	487,984,189

	Total Investments (Cost $3,712,203,777) 102.8%			3,652,983,181
	Other Assets, less Liabilities (2.8)%			(100,995,141)

	Net Assets 100.0%			$3,551,988,040

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Floating Rate Daily Access Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bIncome may be received in additional securities and/or cash.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(h) regarding senior floating rate interests.

eA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

fA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

gSee Note 7 regarding defaulted securities.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $326,899,138, representing 9.2% of net assets.

iThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

jSee Note 9 regarding unfunded loan commitments.

kThe security was issued on a discount basis with no stated coupon rate.

lThe rate shown is the annualized seven-day effective yield at period end.

At April 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating

Centrally Cleared Swap Contracts
Contracts to Buy Protection[a]
Traded Index
CDX.NA.HY.26	(5.00)%	Quarterly	6/20/21	$50,176,000	$(3,856,104)	$(2,966,887)	$(889,217)

aPerformance triggers for settlement of contract include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 10 regarding other derivative information

See Abbreviations on page 149.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights

Franklin Low Duration Total Return Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.84	$9.89	$9.91	$10.11	$10.16	$10.29

Income from investment operations[a]:

Net investment income	0.104	0.170	0.151	0.134	0.144	0.166

Net realized and unrealized gains (losses)	(0.137)	(0.023)	0.031	(0.135)	(0.011)	(0.032)

Total from investment operations	(0.033)	0.147	0.182	(0.001)	0.133	0.134

Less distributions from net investment income and net foreign currency gains	(0.147)	(0.197)	(0.202)	(0.199)	(0.183)	(0.264)

Net asset value, end of period	$9.66	$9.84	$9.89	$9.91	$10.11	$10.16

Total return[b]	(0.34)%	1.50%	1.88%	(0.02)%	1.32%	1.32%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.94%	0.96%	0.95%	0.96%	0.93%	0.98%

Expenses net of waiver and payments by affiliates[d]	0.75%	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income	2.19%	1.73%	1.57%	1.27%	1.24%	1.25%

Supplemental data

Net assets, end of period (000’s)	$1,446,265	$1,519,902	$1,524,437	$1,656,001	$1,589,854	$1,296,612

Portfolio turnover rate	38.64%	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[e]	26.33%	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.80	$ 9.86	$ 9.90	$ 10.11	$ 10.16	$ 10.29

Income from investment operations[a]:

Net investment income	0.078	0.121	0.113	0.104	0.098	0.189

Net realized and unrealized gains (losses)	(0.131)	(0.015)	0.024	(0.145)	(0.001)	(0.090)

Total from investment operations	(0.053)	0.106	0.137	(0.041)	0.097	0.099

Less distributions from net investment income and net foreign currency gains	(0.127)	(0.166)	(0.177)	(0.169)	(0.147)	(0.229)

Net asset value, end of period	$ 9.62	$ 9.80	$ 9.86	$ 9.90	$ 10.11	$ 10.16

Total return[b]	(0.54)%	1.08%	1.41%	(0.41)%	0.96%	0.97%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	1.34%	1.36%	1.35%	1.36%	1.33%	1.38%

Expenses net of waiver and payments by affiliates[d]	1.15%	1.20%	1.20%	1.20%	1.20%	1.20%

Net investment income	1.79%	1.33%	1.17%	0.87%	0.84%	0.84%

Supplemental data

Net assets, end of period (000’s)	$155,564	$174,754	$218,066	$211,354	$165,952	$114,200

Portfolio turnover rate	38.64%	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[e]	26.33%	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017	2016	2015	2014		2013[a]

Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.90	$ 9.94	$ 9.95	$ 10.14	$ 10.19		$ 10.27

Income from investment operations[b]:

Net investment income	0.119	0.214	0.195	0.165	0.164	[c]	0.089

Net realized and unrealized gains (losses)	(0.131)	(0.025)	0.021	(0.130)	0.003		(0.046)

Total from investment operations	(0.012)	0.189	0.216	0.035	0.167		0.043

Less distributions from net investment income and net foreign currency gains	(0.168)	(0.229)	(0.226)	(0.228)	(0.217)		(0.123)

Net asset value, end of period	$ 9.72	$ 9.90	$ 9.94	$ 9.95	$ 10.14		$ 10.19

Total return[d]	(0.12)%	1.92%	2.22%	0.37%	1.66%		0.43%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%	0.53%	0.53%	0.54%	0.55%		0.62%

Expenses net of waiver and payments by affiliates[f]	0.33%	0.39%	0.42%	0.42%	0.42%		0.43%

Net investment income	2.61%	2.14%	1.95%	1.65%	1.62%		1.61%

Supplemental data

Net assets, end of period (000’s)	$869,182	$591,622	$553,233	$508,675	$418,539		$943

Portfolio turnover rate	38.64%	50.40%	44.76%	41.28%	78.63%		64.86%

Portfolio turnover rate excluding mortgage dollar rolls[g]	26.33%	45.29%	44.76%	41.28%	78.63%		64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.89	$ 9.94	$ 9.95	$ 10.14	$ 10.19	$ 10.31

Income from investment operations[a]:

Net investment income	0.118	0.209	0.184	0.134	0.166	0.231

Net realized and unrealized gains (losses)	(0.138)	(0.042)	0.025	(0.106)	(0.010)	(0.064)

Total from investment operations	(0.020)	0.167	0.209	0.028	0.156	0.167

Less distributions from net investment income and net foreign currency gains	(0.160)	(0.217)	(0.219)	(0.218)	(0.206)	(0.287)

Net asset value, end of period	$ 9.71	$ 9.89	$ 9.94	$ 9.95	$ 10.14	$ 10.19

Total return[b]	(0.21)%	1.70%	2.14%	0.27%	1.54%	1.64%

Ratios to average net assets[c]

Expenses before waiver and payments by affiliates	0.69%	0.71%	0.70%	0.71%	0.68%	0.73%

Expenses net of waiver and payments by affiliates[d]	0.50%	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	2.44%	1.98%	1.82%	1.52%	1.49%	1.50%

Supplemental data

Net assets, end of period (000’s)	$195,097	$428,838	$224,887	$150,464	$198,694	$156,129

Portfolio turnover rate	38.64%	50.40%	44.76%	41.28%	78.63%	64.86%

Portfolio turnover rate excluding mortgage dollar rolls[e]	26.33%	45.29%	44.76%	41.28%	78.63%	64.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bTotal return is not annualized for periods less than one year.

cRatios are annualized for periods less than one year.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, April 30, 2018 (unaudited)

Franklin Low Duration Total Return Fund

		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests 0.0%†
	Energy 0.0%†
[a]	Halcon Resources Corp.	United States	98,168		$527,162
[a]	Halcon Resources Corp., wts., 9/09/20	United States	8,753		5,471
[a]	Linn Energy Inc.	United States	3,385		132,692

					665,325

	Materials 0.0%†
[a]	Verso Corp., A	United States	1,387		25,049
[a]	Verso Corp., wts., 7/25/23	United States	146		226

					25,275

	Retailing 0.0%†
[a,b,c]	K2016470219 South Africa Ltd., A	South Africa	12,326,925		9,892
[a,b,c]	K2016470219 South Africa Ltd., B	South Africa	1,226,701		984

					10,876

	Total Common Stocks and Other Equity Interests (Cost $2,100,305)				701,476

	Management Investment Companies 2.4%
	Diversified Financials 2.4%
[d]	Franklin Lower Tier Floating Rate Fund	United States	1,893,663		18,709,393
[d]	Franklin Middle Tier Floating Rate Fund	United States	2,389,308		22,602,850
	PowerShares Senior Loan Portfolio ETF	United States	950,000		21,954,500

	Total Management Investment Companies (Cost $63,385,918)				63,266,743

			Principal
			Amount*

	Corporate Bonds 37.2%
	Automobiles & Components 0.4%

	Aptiv PLC, senior note, 3.15%, 11/19/20	United States	10,500,000		10,447,756

	Banks 9.0%

[e]	ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,428,112

[f]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.875%, 4/16/59	Italy	6,300,000	EUR	8,205,998

[f]	Banco Popular Espanol SA, secured note, Reg S, 1.00%, 3/03/22	Spain	2,800,000	EUR	3,486,331

	Bank of America Corp.,

	senior note, 2.65%, 4/01/19	United States	9,300,000		9,303,325

	senior note, 2.151%, 11/09/20	United States	6,600,000		6,445,511

	senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	8,950,000		8,887,139

[g]	senior note, FRN, 3.388%, (3-month USD LIBOR + 1.04%), 1/15/19	United States	16,671,000		16,788,463

	Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	7,000,000		6,944,910

	BB&T Corp.,

	senior note, 2.05%, 6/19/18	United States	1,000,000		999,675

[g]	senior note, FRN, 2.433%, (3-month USD LIBOR + 0.66%), 2/01/19	United States	2,000,000		2,007,645

	Citigroup Inc.,

	senior note, 2.40%, 2/18/20	United States	11,300,000		11,181,988

	senior note, 2.65%, 10/26/20	United States	5,000,000		4,933,762

[g]	senior note, FRN, 2.965%, (3-month USD LIBOR + 0.93%), 6/07/19	United States	5,000,000		5,035,877

	HSBC Holdings PLC, senior note, 3.40%, 3/08/21	United Kingdom	3,300,000		3,308,085

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

	Corporate Bonds (continued)
	Banks (continued)

	HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000	$7,494,616

	Industrial & Commercial Bank of China Ltd.,

	senior note, 3.231%, 11/13/19	China	5,400,000	5,389,605

	senior note, 2.957%, 11/08/22	China	9,400,000	9,086,745

[e,g]	ING Bank NV, senior note, 144A, FRN, 2.998%, (3-month USD LIBOR + 0.69%), 10/01/19	Netherlands	5,000,000	5,028,650

	Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	10,100,000	10,160,600

	JPMorgan Chase & Co.,

	senior note, 1.85%, 3/22/19	United States	8,000,000	7,945,930

	senior note, 2.20%, 10/22/19	United States	21,400,000	21,211,355

	senior note, 2.40%, 6/07/21	United States	2,600,000	2,533,232

[e]	Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000	6,470,620

	PHH Corp., senior note, 7.375%, 9/01/19.	United States	1,800,000	1,867,500

	Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000	4,498,804

	Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	6,300,000	6,164,006

[e]	Standard Chartered PLC, senior note, 144A, 3.885% to 3/15/23, FRN thereafter, 3/15/24	United Kingdom	7,800,000	7,705,581

[e]	The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	12,700,000	12,400,200

	Wells Fargo & Co.,

	senior note, 2.50%, 3/04/21	United States	2,600,000	2,547,625
	[g] senior note, FRN, 3.242%, (3-month USD LIBOR + 0.88%), 7/22/20	United States	13,700,000	13,866,180

[e]	Westpac Banking Corp.,

	secured note, 144A, 2.10%, 2/25/21	Australia	9,700,000	9,435,287

	senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000	6,181,371

[e]	Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000	5,368,953

				240,313,681

	Capital Goods 0.8%

	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	5,100,000	5,125,908

	John Deere Capital Corp., senior note, 1.95%, 3/04/19	United States	3,750,000	3,730,433

	Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000	4,185,327

	United Technologies Corp., senior note, 4.50%, 4/15/20	United States	7,500,000	7,721,385

				20,763,053

	Commercial & Professional Services 0.0%†

	Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000	1,035,527

	Consumer Durables & Apparel 0.3%

	Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	3,651,000	3,752,315

	KB Home, senior note, 4.75%, 5/15/19	United States	4,500,000	4,545,000

				8,297,315

	Consumer Services 0.4%

	Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000	9,905,892

	Diversified Financials 5.4%

[g]	Bank of New York Mellon Corp., senior note, FRN, 2.755%, (3-month USD LIBOR + 0.87%), 8/17/20	United States	6,400,000	6,501,668

	Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	11,900,000	11,811,775

	Capital One Financial Corp.,

	senior note, 2.50%, 5/12/20	United States	3,900,000	3,844,833

	senior note, 3.05%, 3/09/22	United States	13,600,000	13,310,272

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Diversified Financials (continued)

[g]	Deutsche Bank AG, senior note, FRN, 3.195%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	7,500,000	$7,566,413

[e]	Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	4,550,000	4,402,853

	GE Capital International Funding Co., senior note, 2.342%, 11/15/20	United States	2,000,000	1,955,679

	The Goldman Sachs Group Inc.,

	senior note, 2.625%, 4/25/21	United States	5,200,000	5,092,865

	senior note, 2.35%, 11/15/21	United States	4,000,000	3,862,680

	[g] senior note, FRN, 3.325%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	23,000,000	23,433,187

[e]	Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	3,400,000	3,527,500

	Morgan Stanley,

	senior note, 2.65%, 1/27/20	United States	4,000,000	3,977,203

	senior note, 2.80%, 6/16/20	United States	6,600,000	6,556,945

	[g] senior note, FRN, 3.506%, (3-month USD LIBOR + 1.14%), 1/27/20	United States	22,400,000	22,714,955
	Navient Corp.,

	senior bond, 8.00%, 3/25/20	United States	1,150,000	1,227,625

	senior note, 5.50%, 1/15/19	United States	5,750,000	5,844,875

	senior note, 5.00%, 10/26/20	United States	2,000,000	2,015,000

[e]	Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000	5,523,529

[e]	Protective Life Global Funding,

	secured note, 144A, 2.262%, 4/08/20	United States	7,000,000	6,891,818

	senior secured note, 144A, 1.722%, 4/15/19	United States	4,300,000	4,262,267

[e,g]	Seven and Seven Ltd., senior note, 144A, FRN, 3.259%, (6-month USD LIBOR + 1.00%), 9/11/19	South Korea	600,000	594,927

				144,918,869

	Energy 2.4%

	Anadarko Petroleum Corp., senior note, 4.85%, 3/15/21	United States	6,100,000	6,321,846

[e]	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	1,656,000	1,428,300

	Devon Energy Corp., senior bond, 3.25%, 5/15/22	United States	5,300,000	5,229,447

	Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	3,700,000	3,657,543

	Energy Transfer Equity LP, senior secured note, first lien, 4.25%, 3/15/23	United States	3,600,000	3,483,000

	Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	7,500,000	7,453,384

	Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	4,500,000	4,487,136

[e]	Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,290,250

	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 2/01/21	United States	5,000,000	5,250,504

	Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	1,900,000	1,771,750

[e]	Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000	7,279,972

[e]	Sinopec Group Overseas Development 2017 Ltd., senior note, 144A, 2.375%, 4/12/20	China	5,100,000	5,007,609

[g]	Statoil ASA, senior note, FRN, 2.251%, (3-month USD LIBOR + 0.46%), 11/08/18	Norway	6,900,000	6,912,006

[e]	Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	2,500,000	2,467,425

	Williams Partners LP, senior note, 4.125%, 11/15/20	United States	1,700,000	1,722,566

				63,762,738

	Food & Staples Retailing 0.3%

	The Kroger Co., senior note, 2.60%, 2/01/21	United States	7,500,000	7,353,885

56	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco 1.8%
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	8,500,000	$8,403,185
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	2,500,000	2,496,651
[e] Imperial Brands Finance PLC, senior note, 144A, 2.95%, 7/21/20	United Kingdom	6,000,000	5,950,668
Kraft Heinz Foods Co.,
senior bond, 3.50%, 6/06/22	United States	10,000,000	9,956,884
senior note, 2.00%, 7/02/18	United States	6,400,000	6,394,472
senior note, 3.50%, 7/15/22	United States	5,700,000	5,658,304
[g] Mondelez International Inc., senior note, FRN, 2.293%, (3-month USD LIBOR + 0.52%), 2/01/19	United States	500,000	501,137
Reynolds American Inc., senior note, 2.30%, 6/12/18	United Kingdom	8,800,000	8,798,441

			48,159,742

Health Care Equipment & Services 1.7%
Anthem Inc., senior note, 2.50%, 11/21/20	United States	7,800,000	7,673,481
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	3,500,000	2,800,000
CVS Health Corp.,
senior note, 2.80%, 7/20/20	United States	2,800,000	2,784,220
senior note, 3.70%, 3/09/23	United States	7,000,000	6,980,779
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000	1,602,328
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	3,500,000	3,535,000
Stryker Corp., senior note, 2.00%, 3/08/19	United States	10,100,000	10,048,126
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	1,825,000	1,859,219
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000	7,431,794

			44,714,947

Household & Personal Products 0.1%
The Procter & Gamble Co., senior note, 1.70%, 11/03/21	United States	3,200,000	3,069,117

Insurance 1.5%
[e] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	7,600,000	7,397,889
[e] Metropolitan Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	5,900,000	5,991,594
[e] New York Life Global Funding,
secured note, 144A, 2.10%, 1/02/19	United States	10,000,000	9,970,012
secured note, 144A, 2.15%, 6/18/19	United States	6,400,000	6,358,588
[e] Nuveen Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	4,200,000	4,186,689
[g] Prudential Financial Inc., senior note, FRN, 2.619%, (3-month USD LIBOR + 0.78%), 8/15/18	United States	5,700,000	5,710,286

			39,615,058

Materials 0.8%
[e] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%, 5/15/21	Australia	4,500,000	4,657,500
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22	Australia	5,000,000	4,968,675
[e] Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	2,200,000	2,105,836
LyondellBasell Industries NV, senior note, 6.00%, 11/15/21	United States	4,900,000	5,270,551
[e] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	700,000	717,500
[e] Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	3,500,000	3,565,625

			21,285,687

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

	Corporate Bonds (continued)
	Media 1.5%
[e]	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	2,000,000	$1,970,000
	CBS Corp., senior note, 2.30%, 8/15/19	United States	8,437,000	8,357,060
	CSC Holdings LLC,
	senior bond, 7.625%, 7/15/18	United States	3,500,000	3,539,375
	senior bond, 8.625%, 2/15/19	United States	3,000,000	3,129,510
	DISH DBS Corp., senior bond, 5.875%, 7/15/22	United States	5,000,000	4,606,250
[e]	NBCUniversal Enterprise Inc., senior note, 144A, 1.974%, 4/15/19	United States	10,000,000	9,929,394
	Time Warner Inc., senior note, 2.10%, 6/01/19	United States	8,500,000	8,425,453

				39,957,042

	Pharmaceuticals, Biotechnology & Life Sciences 2.3%
	Allergan Funding SCS, senior note, 3.45%, 3/15/22	United States	10,500,000	10,331,032
	Amgen Inc.,
	senior note, 1.85%, 8/19/21	United States	1,000,000	956,576
	[g] senior note, FRN, 2.504%, (3-month USD LIBOR + 0.60%), 5/22/19	United States	6,200,000	6,228,496
	Baxalta Inc.,
	senior note, 2.00%, 6/22/18	United States	10,200,000	10,192,589
	senior note, 2.875%, 6/23/20	United States	7,900,000	7,822,028
	Biogen Inc., senior note, 2.90%, 9/15/20	United States	11,500,000	11,451,343
	Celgene Corp.,
	senior note, 2.25%, 8/15/21	United States	7,900,000	7,616,105
	senior note, 2.75%, 2/15/23	United States	3,700,000	3,535,647
[e]	Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	3,800,000	3,842,750

				61,976,566

	Real Estate 0.5%
	American Tower Corp., senior note, 3.40%, 2/15/19	United States	6,200,000	6,226,825
	Crown Castle International Corp., senior note, 3.15%, 7/15/23	United States	6,000,000	5,781,909

				12,008,734

	Retailing 1.0%
[e]	Amazon.com Inc., senior note, 144A, 2.40%, 2/22/23	United States	4,150,000	3,976,474
	Dollar Tree Inc., senior note, 3.70%, 5/15/23	United States	8,800,000	8,725,301
	JD.com Inc., senior note, 3.125%, 4/29/21	China	5,300,000	5,175,397
[c,h]	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%,
	12/31/22.	South Africa	934,308	4,625
[b,c,h]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	163,027	22,558
	Penske Automotive Group Inc., senior sub. note, 3.75%, 8/15/20	United States	4,000,000	3,980,000
[e]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	8,500,000	4,993,750

				26,878,105

	Semiconductors & Semiconductor Equipment 0.5%
	Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 2.375%, 1/15/20	United States	8,700,000	8,579,365
	Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000	5,192,965

				13,772,330

	Software & Services 1.2%
	Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19	China	11,900,000	11,798,136
	Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000	11,209,128
[e]	Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	8,000,000	7,743,280

				30,750,544

58	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*		Value

	Corporate Bonds (continued)
	Technology Hardware & Equipment 1.1%
[e]	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	6,400,000		$6,415,902
[g]	Hewlett Packard Enterprise Co., senior note, FRN, 4.251%, (3-month USD LIBOR + 1.93%), 10/05/18	United States	8,100,000		8,159,597
	Juniper Networks Inc.,
	senior note, 3.125%, 2/26/19	United States	7,500,000		7,513,113
	senior note, 3.30%, 6/15/20	United States	500,000		498,873
[e]	Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	6,500,000		6,581,250
	Tech Data Corp., senior note, 3.70%, 2/15/22	United States	800,000		788,089

					29,956,824

	Telecommunication Services 1.1%
	Intelsat Jackson Holdings SA, senior bond, 7.25%, 10/15/20	Luxembourg	2,000,000		1,962,500
[e]	Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	371,000		381,898
[e]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC,
	first lien, 144A, 3.36%, 3/20/23	United States	2,187,500		2,185,028
	first lien, senior secured note, 144A, 4.738%, 9/20/29	United States	6,600,000		6,649,500
	Telefonica Emisiones S.A.U., senior bond, 5.134%, 4/27/20	Spain	5,400,000		5,608,953
	T-Mobile USA Inc., senior note, 4.00%, 4/15/22	United States	1,800,000		1,803,375
	Verizon Communications Inc.,
	senior note, 2.625%, 2/21/20	United States	5,180,000		5,155,837
	[g] senior note, FRN, 3.857%, (3-month USD LIBOR + 1.75%), 9/14/18	United States	4,800,000		4,829,300

					28,576,391

	Transportation 0.7%
[e]	American Airlines Group Inc., senior note, 144A, 5.50%, 10/01/19	United States	1,780,000		1,820,050
[e]	DAE Funding LLC, senior note, 144A, 4.00%, 8/01/20	United Arab Emirates	4,400,000		4,389,000
	FedEx Corp., senior note, 0.50%, 4/09/20	United States	7,100,000	EUR	8,658,062
[e]	Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	3,900,000		3,879,720

					18,746,832

	Utilities 2.4%
	Calpine Corp., senior note, 5.375%, 1/15/23	United States	7,600,000		7,315,000
	Dominion Energy Inc.,
	junior sub. note, 2.579%, 7/01/20	United States	5,200,000		5,122,174
	senior note, 2.50%, 12/01/19	United States	9,500,000		9,389,530
	Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,097,297
	PSEG Power LLC, senior note, 3.00%, 6/15/21	United States	7,700,000		7,638,062
	The Southern Co.,
	senior note, 2.45%, 9/01/18	United States	7,000,000		6,994,937
	senior note, 2.35%, 7/01/21	United States	6,500,000		6,315,863
[e]	State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		1,999,010
[e]	State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,192,938
[e]	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 2.75%, 5/04/22	China	9,400,000		9,096,944
[e]	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	3,400,000		3,240,676

					64,402,431

	Total Corporate Bonds (Cost $1,002,402,233)				990,669,066

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value

[g,i]	Senior Floating Rate Interests 4.1%
	Automobiles & Components 0.1%
	Allison Transmission Inc., New Term Loans, 3.65%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	866,019	$874,089
	TI Group Automotive Systems LLC, Initial US Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,293,631	1,305,140

				2,179,229

	Capital Goods 0.0%†
	Harsco Corp., Term B-1 Loan, 4.938%, (1-month USD LIBOR + 3.00%), 12/10/24	United States	134,205	136,176
	Leidos Innovations Corp., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	208,609	210,500

				346,676

	Commercial & Professional Services 0.0%†
	KAR Auction Services Inc., Tranche B-5 Term Loans, 4.813%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	704,747	708,565

	Consumer Services 0.4%
	Aristocrat Technologies Inc.,
	New 2017 Term Loans, 4.357% - 4.359%, (3-month USD LIBOR + 2.00%), 10/19/24	United States	1,104,232	1,111,726
	Term B-2 Loans, 4.359%, (3-month USD LIBOR + 2.00%), 10/20/21	United States	2,557,244	2,574,298
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	1,543,977	1,557,486
	Eldorado Resorts Inc.,
	Initial Term Loan, 4.188%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	662,069	1,113,255
	Initial Term Loan, 4.125% - 4.188%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	925,486	483,727
	Greektown Holdings LLC, Initial Term Loan, 4.901%, (1-month USD LIBOR + 3.00%), 4/25/24	United States	3,317,275	3,326,086

				10,166,578

	Diversified Financials 0.2%
	FinCo I LLC, Initial Term Loans, 4.651%, (1-month USD LIBOR + 2.75%), 12/27/22.	United States	3,464,432	3,503,407
	First Eagle Holdings Inc., Initial Term Loans, 5.302%, (3-month USD LIBOR + 3.00%), 12/01/22	United States	883,566	892,125

				4,395,532

	Energy 0.3%
	Bowie Resource Holdings LLC, First Lien Initial Term Loan, 7.651%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	1,775,296	1,749,776
	Fieldwood Energy LLC, Closing Date Loans, 7.151%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	5,036,382	5,071,007
	Foresight Energy LLC, Term Loans, 8.109%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,207,845	1,184,594
	OSG Bulk Ships Inc., Initial Term Loan, 6.04%, (3-month USD LIBOR + 4.25%), 8/05/19	United States	867,153	844,390

				8,849,767

60	Semiannual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

[g,i]	Senior Floating Rate Interests (continued)
	Food & Staples Retailing 0.1%
	Aramark Corp., U.S. Term B-1 Loan, 3.901%, (1-month USD LIBOR + 2.00%), 3/11/25	United States	102,572	$103,374
	Smart & Final Stores LLC, First Lien Term Loan, 5.401%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,217,455	1,196,149

				1,299,523

	Food, Beverage & Tobacco 0.3%
	JBS USA LUX SA, New Initial Term Loans, 4.678%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	6,633,000	6,635,487
	Post Holdings Inc., Series A Incremental Term Loans, 3.90%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	2,378,020	2,391,185

				9,026,672

	Health Care Equipment & Services 0.3%
	DaVita Healthcare Partners Inc., Tranche B Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,360,535	2,385,406
	Quintiles IMS Inc., Term B-2 Dollar Loans, 4.302%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	3,586,259	3,608,673
	U.S. Renal Care Inc., Initial Term Loan, 6.552%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	1,918,639	1,912,643

				7,906,722

	Household & Personal Products 0.1%
[j]	FGI Operating Co. LLC, Term B Loans, 5.823%, (LIBOR + 4.25%), 4/19/19	United States	3,621,839	946,205
	Spectrum Brands Inc.,
	USD Term Loans, 3.994% - 4.056%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	556,344	1,072,652
	USD Term Loans, 3.791%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	1,280,376	767,348

				2,786,205

	Materials 0.4%
	Ashland LLC, Term B Loan, 3.897% - 3.901%, (1-month USD LIBOR + 2.00%), 5/17/24	United States	4,237,676	4,277,934
	Chemours Co., Tranche B-2 US$ Term Loan, 3.66%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,775,291	1,779,175
[k]	Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	1,962,190	1,982,579
	Oxbow Carbon LLC,
	Tranche A Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	1,345,500	1,347,182
	Tranche B Term Loan, 5.651%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	592,500	600,647

				9,987,517

	Media 0.4%
	Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.151%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	115,225	115,224
	AMC Entertainment Holdings Inc.,
	2016 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	506,760	508,555
	Initial Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	4,092,424	4,116,725

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

[g,i]	Senior Floating Rate Interests (continued)
	Media (continued)
	Charter Communications Operating LLC, Term A-2 Loan, 3.41%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	1,223,746	$1,226,615
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	2,226,614	2,229,119
	Lions Gate Capital Holdings LLC, Term A Loan, 3.648%, (1-month USD
	LIBOR + 1.75%), 3/22/23	Canada	148,475	149,032
[k,l]	Sinclair Television Group Inc., Tranche B-1 Term Loans, TBD, 1/31/25	United States	2,611,667	2,626,629

				10,971,899

	Pharmaceuticals, Biotechnology & Life Sciences 0.4%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.188%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	3,428,921	3,417,492
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.00%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	1,442,358	1,451,719
	RPI Finance Trust, Term A-3 Loan, 4.052%, (3-month USD LIBOR + 1.75%), 10/14/21	United States	328,800	329,622
	Syneos Health Inc.,
	Initial Term B Loans, 4.151%, (1-month USD LIBOR + 2.25%), 8/01/24	United States	157,747	158,413
	[k,l] Replacement Term B Loans, TBD, 8/01/24	United States	4,440,000	4,461,507
	Valeant Pharmaceuticals International Inc., Series F-4 Tranche B Term
	Loans, 5.394%, (1-month USD LIBOR + 3.50%), 4/01/22	United States	1,123,784	1,137,641

				10,956,394

	Retailing 0.4%
	Ascena Retail Group Inc., Tranche B Term Loan, 6.438%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,215,812	2,819,196
	Harbor Freight Tools USA Inc., Refinancing Loans, 4.401%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	2,750,963	2,765,100
	Jo-Ann Stores Inc., Initial Loans, 7.509%, (6-month USD LIBOR + 5.00%), 10/23/23	United States	2,020,919	2,013,972
	PetSmart Inc., Tranche B-2 Loans, 4.89%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	4,622,960	3,632,875

				11,231,143

	Semiconductors & Semiconductor Equipment 0.1%
	MKS Instruments Inc., Tranche B-4 Term Loan, 3.651%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	112,434	113,260
	ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.901%, (1-month USD LIBOR + 2.00%), 3/31/23	United States	3,433,936	3,459,261

				3,572,521

	Software & Services 0.1%
	Global Payments Inc., Term A-2 Loan, 3.498%, (1-week USD LIBOR + 1.75%), 5/02/22	United States	362,622	363,604
	Rackspace Hosting Inc., Term B Loans, 4.787%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	1,712,425	1,710,404
	Wex Inc., Term B-2 Loan, 4.151%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	386,110	389,127

				2,463,135

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*		Value
[g,i]	Senior Floating Rate Interests (continued)
	Technology Hardware & Equipment 0.1%
	Ciena Corp., Refinancing Term Loan, 4.397%, (1-month USD LIBOR + 2.50%), 1/28/22	United States	187,623		$188,795
	CommScope Inc., Tranche 5 Term Loans, 3.901%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	2,141,090		2,156,480
	Western Digital Corp., U.S. Term B-3 Loan, 3.90%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	1,312,458		1,322,419

					3,667,694

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.91%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	3,205,418		3,180,710
	Global Tel*Link Corp., Term Loan, 6.302%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	261,667		263,549

					3,444,259

	Transportation 0.2%
	Air Canada, Term Loan, 3.984%, (3-month USD LIBOR + 2.00%), 10/06/23	Canada	46,563		46,903
	International Seaways Operating Corp., Initial Term Loans, 7.41%, (1-month USD LIBOR + 5.50%), 6/22/22	United States	858,594		853,227
	Navios Maritime Midstream Partners LP, Initial Term Loan, 6.71%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,203,432		1,198,167
	Navios Maritime Partners LP, Initial Term Loan, 7.08%, (3-month USD LIBOR + 5.00%), 9/14/20	Greece	2,137,502		2,150,861

					4,249,158

	Utilities 0.1%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.56%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	149,932		150,869
	NRG Energy Inc., Term loan B, 4.052%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	2,122,299		2,130,152

					2,281,021

	Total Senior Floating Rate Interests (Cost $113,613,669)				110,490,210

	Foreign Government and Agency Securities 1.5%
[e]	The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		7,948,360
	The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,019,848
	Government of Mexico,
	senior note, M, 4.75%, 6/14/18	Mexico	720,000[m]	MXN	3,837,670
	senior note, M 10, 8.50%, 12/13/18	Mexico	1,060,000[m]	MXN	5,701,935
[e,n]	Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,900,000		1,919,819
	The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	6,500,000		6,396,033
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	2,350[o]	BRL	703,477
	[p] Index Linked, 6.00%, 8/15/18	Brazil	1,810[o]	BRL	1,601,657

	Total Foreign Government and Agency Securities (Cost $40,680,182)				39,128,799

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

			Principal
		Country	Amount*	Value

	U.S. Government and Agency Securities 16.3%
	U.S. Treasury Note, 3.625%, 8/15/19	United States	50,000,000	$50,788,086
	3.375%, 11/15/19	United States	60,000,000	60,860,156
	2.125%, 1/31/21	United States	38,000,000	37,507,930
	2.25%, 4/30/21	United States	17,000,000	16,808,086
	2.25%, 7/31/21	United States	39,000,000	38,482,031
	2.00%, 8/31/21	United States	18,800,000	18,387,281
	2.125%, 9/30/21	United States	20,000,000	19,628,125
	1.75%, 3/31/22	United States	54,000,000	52,046,719
	1.875%, 3/31/22	United States	50,000,000	48,426,758
	[q] Index Linked, 1.875%, 7/15/19	United States	9,607,505	9,820,290
	[q] Index Linked, 1.375%, 1/15/20	United States	25,166,346	25,583,681
	[q] Index Linked, 0.125%, 4/15/21	United States	18,907,305	18,646,406
	[q] Index Linked, 0.125%, 1/15/22	United States	39,597,665	38,939,103

	Total U.S. Government and Agency Securities (Cost $443,711,936)			435,924,652

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 33.8%
	Automobiles & Components 0.0%†
[r]	Countrywide Asset-Backed Certificates,
	2001-BC3, A, FRN, 2.377%, (1-month USD LIBOR + 0.48%), 12/25/31	United States	1,276	1,180
	2002-3, 1A1, FRN, 2.637%, (1-month USD LIBOR + 0.74%), 5/25/32	United States	1,544	1,499

				2,679

	Banks 1.4%
[s]	Bear Stearns Commercial Mortgage Securities Trust, 2005-T20, E, FRN, 5.268%, 10/12/42	United States	2,000,000	1,668,095
[s]	CD Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.432%, 7/15/44	United States	619,620	618,912
	Citibank Credit Card Issuance Trust,
	2017-A3, A3, 1.92%, 4/07/22	United States	11,000,000	10,815,523
	2018-A1, A1, 2.49%, 1/20/23	United States	13,700,000	13,541,992
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	640,165	607,108
[s]	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.945%, 7/10/38	United States	3,818,000	3,519,704
[r]	CWABS Asset-Backed Certificates Trust, 2004-7, MV3, FRN, 2.947%,
	(1-month USD LIBOR + 1.05%), 12/25/34	United States	93,474	93,761
[r]	CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.647%,
	(1-month USD LIBOR + 0.75%), 3/25/34	United States	228,013	229,707
[s,t]	GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	2,127,753	2,107,110
[s]	Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.945%, 7/10/38	United States	226,447	226,734
[r]	Impac Secured Assets Corp., 2004-4, M1, FRN, 2.662%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	849,073	851,356
	Merrill Lynch Mortgage Investors Trust,
	[r] 2003-A, 1A, FRN, 2.637%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	392,976	379,282
	[s] 2005-1, 2A2, FRN, 3.414%, 4/25/35	United States	297,444	290,681

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
[r]	Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.632%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	138,963	$139,146
[e,s]	Wachovia Bank Commercial Mortgage Trust, 2003-C7, F, 144A, FRN, 6.157%, 10/15/35	United States	222,202	222,683
[s]	Wells Fargo Mortgage Backed Securities Trust,
	2005-AR, 1A1, FRN, 3.84%, 2/25/35	United States	1,124,250	1,151,952
	2005-AR9, 2A2, FRN, 3.629%, 10/25/33	United States	141,276	141,374

				36,605,120

	Diversified Financials 31.8%
	American Express Credit Account Master Trust,
	[r] 2013-1, B, FRN, 2.597%, (1-month USD LIBOR + 0.70%), 2/16/21	United States	2,520,000	2,522,742
	2017-1, B, 2.10%, 9/15/22	United States	11,060,000	10,904,481
	2017-6, A, 2.04%, 5/15/23	United States	16,300,000	15,980,947
	2018-1, A, 2.67%, 10/17/22	United States	12,000,000	11,976,365
[r]	American Home Mortgage Investment Trust,
	2004-3, 4A, FRN, 3.711%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	2,251,040	2,232,915
	2005-1, 6A, FRN, 4.447%, (6-month USD LIBOR + 2.00%), 6/25/45	United States	1,113,131	1,151,744
[r]	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.722%, (1-month USD LIBOR + 0.825%), 6/25/34	United States	630,490	634,845
[e,r]	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 3.959%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	1,700,000	1,700,000
	2012-11A, CR2, 144A, FRN, 4.259%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	450,000	450,000
	2012-11A, DR2, 144A, FRN, 5.209%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	400,000	400,000
[e,n,u]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, (3-month USD LIBOR + 1.65%), 4/20/31	United States	5,400,000	5,400,000
[r]	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.257%, (1-month USD LIBOR + 0.36%), 10/25/35.	United States	499,028	500,900
[e,r]	Atrium IX, 9A, AR, 144A, FRN, 3.224%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	2,000,000	2,009,000
[e,r]	Atrium X, 10A, CR, 144A, FRN, 4.298%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	2,230,000	2,233,167
[e,r]	Atrium XI, 11A, CR, 144A, FRN, 4.512%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	6,750,000	6,768,698
[e,r]	Atrium XIII,
	2013A, B, 144A, FRN, 3.862%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	1,000,000	1,003,320
	2013A, C, 144A, FRN, 4.162%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	1,000,000	999,980

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,r]	Bain Capital Credit CLO, 2018-1A, A1, 144A, FRN, 3.322%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	2,000,000	$1,995,920
[e]	BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%, 12/10/30	United States	3,200,000	3,150,559
[r]	Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 2.777%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	35,728	35,619
[e,r]	Bellemeade Re 2018-1 Ltd., 2018-1A, M1B, 144A, FRN, 3.477%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	5,870,000	5,870,000
[e,r]	Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	1,000,000	1,001,060
[e,r]	BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,361,000	1,369,248
[e,r]	BlueMountain Fuji U.S. CLO II Ltd.,
	2017-2A, A1A, 144A, FRN, 3.559%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	3,500,000	3,521,000
	2017-2A, B, 144A, FRN, 4.509%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	1,000,000	1,004,010
[e,r]	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 3.427%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	497,570
[e,r]	Burnham Park CLO Ltd., 2016-1A, A, 144A, FRN, 3.789%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	2,240,000	2,253,037
	Capital One Multi-Asset Execution Trust,
	[r]2004-B3, B3, FRN, 2.627%, (1-month USD LIBOR + 0.73%), 1/18/22	United States	2,220,000	2,228,760
	2017-A4, A4, 1.99%, 7/17/23	United States	14,230,000	13,944,270
[e,r]	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, AR, 144A, FRN, 3.809%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	2,800,000	2,815,008
	2014-1A, A2R2, 144A, FRN, 3.47%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	1,200,000	1,202,145
[e,r]	Carlyle U.S. CLO Ltd.,
	2017-1A, A1A, 144A, FRN, 3.659%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	1,000,000	1,004,050
	2017-2A, B, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	2,110,000	2,124,306
	2017-3A, B, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,250,000	1,256,788
	2017-5A, B, 144A, FRN, 3.53%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	2,200,000	2,200,066
[e,r]	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.305%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	3,011,300	3,037,890
[e,r]	Cent CLO Ltd.,
	2013-17A, A1, 144A, FRN, 3.067%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	4,031,467	4,037,111
[e,r]	Cent CLO LP,
	2014-22A, A1R, 144A, FRN, 3.203%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	2,800,000	2,801,708
	2014-22A, BR, 144A, FRN, 4.743%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	4,050,000	4,060,125
	2013-20A, AR, 144A, FRN, 3.46%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	3,854,083	3,859,016

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e]	Centerline REIT Inc.,
	2004-RR3, A2, 144A, 4.76%, 9/21/45	United States	843,722	$848,110
	2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,173,307
[r]	Chase Funding Trust, 2004-2, 2A2, FRN, 2.397%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	12,256	11,953
	Chase Issuance Trust,
	[r]2014-A5, A5, FRN, 2.267%, (1-month USD LIBOR + 0.37%), 4/15/21	United States	7,310,000	7,329,407
	2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	4,997,095
[e,s]	COMM 2014-277P Mortgage Trust, 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	2,980,000	2,997,174
[s]	Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	801,160	878,538
	Conseco Financial Corp., 1998-6, A8, 6.66%, 6/01/30	United States	5,115,940	5,407,748
[e,s]	Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust I, 2018-8, 144A, FRN, 10.53%, 6/17/41	United States	4,920,070	4,952,638
[e,r]	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.468%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	1,000,000	999,900
[e]	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	13,365,000	13,274,262
[s]	Countrywide Home Loans, 2004-11, 2A1, FRN, 3.12%, 7/25/34	United States	1,633,335	1,636,431
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	320,141	331,159
[e,s]	CSMC Trust, 2014-IVR3, A1, 144A, FRN, 3.50%, 7/25/44	United States	2,231,409	2,209,183
[r]	Discover Card Execution Note Trust,
	2013-A6, A6, FRN, 2.347%, (1-month USD LIBOR + 0.45%), 4/15/21	United States	5,520,000	5,529,526
	2014-A1, A1, FRN, 2.327%, (1-month USD LIBOR + 0.43%), 7/15/21	United States	7,690,000	7,709,682
[e,r]	Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 3.778%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,415,000	12,449,886
[e,r]	Dryden 34 Senior Loan Fund, 2014-34A, AR, 144A, FRN, 3.508%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	2,627,318	2,627,318
[e,r]	Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 3.778%, (3-month USD LIBOR + 1.43%), 7/15/27	United States	9,642,857	9,660,021
[e,r]	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.318%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,875,000	1,873,125
[e,r]	Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.705%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	870,000	874,689
[e,r]	Dryden 50 Senior Loan Fund,
	2017-50A, A1, 144A, FRN, 3.568%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	2,640,000	2,645,834
	2017-50A, C, 144A, FRN, 4.598%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,150,000	2,160,793
[e,r]	Dryden 53 CLO Ltd.,
	2017-53A, B, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	700,000	694,449
	2017-53A, C, 144A, FRN, 4.048%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	1,000,000	996,610
[e,n,u]	Dryden 64 CLO Ltd.,
	2018-64A, A, 144A, FRN, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,500,000	1,500,000
	2018-64A, D, 144A, FRN, (3-month USD LIBOR + 2.65%), 4/18/31	United States	500,000	500,000

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,r]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	5,266,000	$5,257,785
[r]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,428,012	1,469,606
	2014-DN3, M3, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	2,433,367	2,667,697
	2014-DN4, M3, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	9,690,861	10,810,272
	2014-HQ1, M2, FRN, 4.397%, (1-month USD LIBOR + 2.50%), 8/25/24	United States	1,501,619	1,511,129
	2014-HQ1, M3, FRN, 5.997%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	5,200,000	5,785,858
	2014-HQ2, M3, FRN, 5.647%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	12,060,000	13,901,909
	2014-HQ3, M3, FRN, 6.647%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	3,707,880	4,137,308
	2015-DN1, M3, FRN, 6.047%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	19,225,458	20,730,755
	2015-DNA1, M2, FRN, 3.747%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	10,530,000	10,746,703
	2015-DNA1, M3, FRN, 5.197%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	4,500,000	5,016,635
	2015-DNA2, M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	7,178,008	7,338,852
	2015-DNA2, M3, FRN, 5.797%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	18,171,000	20,200,861
	2015-DNA3, M2, FRN, 4.747%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	6,366,359	6,605,500
	2015-HQ1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	2,613,163	2,631,147
	2015-HQ1, M3, FRN, 5.697%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	13,295,000	14,319,866
	2015-HQ2, M3, FRN, 5.147%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	6,860,000	7,778,672
	2015-HQA1, M2, FRN, 4.547%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	7,213,903	7,355,365
	2015-HQA2, M2, FRN, 4.697%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	8,425,417	8,667,996
	2016-DNA1, M2, FRN, 4.772%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	323,209	331,861
	2016-DNA1, M3, FRN, 7.422%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	2,130,000	2,576,365
	2016-DNA2, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	1,806,273	1,829,461
	2016-HQA1, M2, FRN, 4.647%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	1,082,194	1,107,421
	2016-HQA2, M2, FRN, 4.147%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	1,119,849	1,146,826
	2016-HQA3, M2, FRN, 3.247%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	250,000	253,633

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[r]	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	2018-HQA1, M1, FRN, 2.597%, (1-month USD LIBOR + 0.70%), 9/25/30	United States	8,085,348	$8,092,215
[e,r]	Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 3.598%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	5,545,000	5,554,260
[r]	FNMA Connecticut Avenue Securities,
	2013-C01, M1, FRN, 3.897%, (1-month USD LIBOR + 2.00%), 10/25/23	United States	1,083,703	1,089,892
	2014-C01, M1, FRN, 3.497%, (1-month USD LIBOR + 1.60%), 1/25/24	United States	6,520,718	6,570,818
	2014-C02, 1M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	13,645,000	14,513,693
	2014-C03, 1M2, FRN, 4.897%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	16,578,457	17,737,208
	2014-C03, 2M2, FRN, 4.797%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	4,241,344	4,520,651
	2014-C04, 1M1, FRN, 6.797%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	13,774,251	15,793,243
	2014-C04, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	6,927,194	7,782,282
	2015-C01, 1M2, FRN, 6.197%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	8,319,426	9,201,493
	2015-C01, 2M2, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	8,495,400	9,237,927
	2015-C02, 1M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	2,390,893	2,626,520
	2015-C02, 2M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	9,987,518	10,781,270
	2015-C03, 1M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	13,920,805	15,892,598
	2015-C03, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	9,492,002	10,585,108
	2017-C01, 1M2, FRN, 5.447%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	6,805,000	7,447,095
	2018-C02, 2M1, FRN, 2.547%, (1-month USD LIBOR + 0.65%), 8/25/30	United States	9,974,544	9,976,775
[e,r]	Galaxy CLO Ltd., 2014-17A, AR, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	1,710,000	1,713,574
[e,r]	Galaxy XXVII CLO Ltd.,
	2018-27A, A, 144A, FRN, 3.383%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,500,000	1,500,842
	2018-27A, C, 144A, FRN, 5.113%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	250,000	245,994
[s]	Greenpoint Manufactured Housing, 1999-5, M1A, FRN, 8.30%, 10/15/26	United States	657,965	709,843
[s,v]	GS Mortgage Securities Corp. II, 2015-GC30, XA, IO, FRN, 1.011%, 5/10/50	United States	7,902,664	321,905
[r]	GSAA Home Equity Trust,
	2005-5, M3, FRN, 2.842%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	3,827,149	3,809,646
	2005-6, A3, FRN, 2.267%, (1-month USD LIBOR + 0.37%), 6/25/35	United States	210,228	212,336

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[r]	GSAMP Trust, 2005-HE3, M2, FRN, 2.902%, (1-month USD LIBOR + 1.005%), 6/25/35	United States	470,122	$473,309
[s]	GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 3.775%, 1/25/35	United States	397,789	393,718
[e,r]	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.159%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	5,200,000	5,200,000
[e,r]	Invitation Homes Trust,
	2015-SFR1, A, 144A, FRN, 3.346%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	2,338,162	2,346,360
	2015-SFR2, A, 144A, FRN, 3.246%, (1-month USD LIBOR + 1.35%), 6/17/32	United States	7,854,075	7,876,584
	2015-SFR3, A, 144A, FRN, 3.196%, (1-month USD LIBOR + 1.30%), 8/17/32	United States	8,601,595	8,627,666
	2017-SFR2, A, 144A, FRN, 2.746%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	14,095,309	14,143,938
[e,r]	Jay Park CLO Ltd., 2016-1A, A2, 144A, FRN, 4.159%, (3-month USD LIBOR + 1.80%), 10/20/27	United States	17,290,000	17,333,398
[e,s]	Jefferies & Co., 2009-R2, 4A, 144A, FRN, 3.649%, 5/26/37	United States	261,952	263,336
[s]	JP Morgan Chase Commercial Mortgage Securities Trust, 2005-LPD5, F, FRN, 5.894%, 12/15/44	United States	2,515,264	2,509,107
[s]	JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 3.685%, 2/25/34	United States	75,219	75,957
[e,r]	LCM 26 Ltd.,
	26A, B, 144A, FRN, 3.326%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	4,500,000	4,489,650
	26A, C, 144A, FRN, 3.726%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	2,000,000	1,987,300
[e,r]	LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	1,000,000	1,006,940
[r]	Lehman XS Trust, 2005-4, 1A4, FRN, 2.457%, (1-month USD LIBOR + 0.56%), 10/25/35	United States	581,126	572,188
[e,r]	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 3.061%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	2,400,000	2,397,432
	2017-1A, B, 144A, FRN, 3.386%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000	1,000,920
[e,s]	Mach One ULC,
	2004-1A, K, 144A, FRN, 5.45%, 5/28/40	United States	186,058	185,362
	2004-1A, L, 144A, FRN, 5.45%, 5/28/40	United States	3,470,500	3,457,192
	2004-1A, M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	631,622
[r]	Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 5.147%, (1-month USD LIBOR + 3.25%), 3/25/32	United States	693,016	704,821
[e,r]	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.066%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	4,000,000	4,043,720
	2017-23A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,300,000	1,307,371

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,r]	Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.177%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	3,061,000	$3,058,827
[e,r]	Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.589%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	3,000,000	3,007,200
[r]	Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN, 3.347%, (1-month USD LIBOR + 1.45%), 4/20/32	United States	5,331,756	5,282,630
	MASTR Alternative Loan Trust,
	2003-1, 3A1, 5.00%, 5/25/18	United States	13,558	14,108
	2003-6, 2A1, 5.00%, 8/25/18	United States	43,345	43,386
	2003-9, 1A1, 5.50%, 12/25/18	United States	28,770	28,828
	[s] 2004-11, 2A1, FRN, 5.511%, 11/25/19	United States	303,801	307,160
	2004-4, 5A1, 5.50%, 4/25/19	United States	198,083	199,855
[r]	Merrill Lynch Mortgage Investors Trust, 2005-A10, A, FRN, 2.107%, (1-month USD LIBOR + 0.21%), 2/25/36	United States	2,748,852	2,655,401
[r]	Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 2.517%, (1-month USD LIBOR + 0.62%), 10/25/28	United States	688,507	685,660
[s]	Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.54%, 11/12/37	United States	640,382	639,465
[e,s]	Mill City Mortgage Loan Trust,
	2017-3, A1, 144A, FRN, 2.75%, 1/25/61	United States	9,568,641	9,438,804
	2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	6,700,000	6,716,750
[e,s]	Multi Security Asset Trust LP Commercial Mortgage, 2005-RR4A, K, 144A, FRN, 5.88%, 11/28/35	United States	2,131,329	2,130,657
[e,r]	Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 3.855%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	1,078,945	1,082,322
[e,r]	Neuberger Berman CLO XVI-S Ltd.,
	2017-16SA, B, 144A, FRN, 3.598%, (3-month USD LIBOR + 1.25%), 1/15/28	United States	400,000	397,512
	2017-16SA, C, 144A, FRN, 3.948%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	400,000	398,308
[e,r]	Neuberger Berman Loan Advisers CLO Ltd., 2018-27A, C, 144A, FRN, 3.717%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	500,000	499,880
[r]	New York Mortgage Trust, 2005-3, M1, FRN, 2.572%, (1-month USD LIBOR + 0.675%), 2/25/36	United States	327,226	296,952
[e,r]	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.494%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	6,600,000	6,601,518
[e]	OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	5,834,000	5,999,390
[e,r]	OBX Trust, 2018-1, A2, 144A, FRN, 2.527%, (1-month USD LIBOR + 0.65%), 6/25/57	United States	5,493,251	5,517,853
[e,r]	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.055%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	1,000,000	1,000,020
[e,r]	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	280,761	282,328
[e,r]	Octagon Investment Partners 35 Ltd., 2018-1A, A1B, 144A, FRN, 2.848%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	2,000,000	1,999,800
[e,r]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.941%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	3,500,000	3,503,850
[e,r]	Octagon Investment Partners XXIII Ltd.,
	2015-1A, CR, 144A, FRN, 4.111%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	250,000	250,028
	2015-1A, DR, 144A, FRN, 4.811%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000	300,039

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[r]	Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 2.827%, (1-month USD LIBOR + 0.93%), 3/25/36	United States	4,362	$4,375
[e]	Progress Residential Trust,
	2015-SFR2, A, 144A, 2.74%, 6/12/32	United States	863,616	851,980
	2017-SFR1, A, 144A, 2.768%, 8/17/34	United States	409,035	396,709
[r]	RAAC, 2004-SP1, AII, FRN, 2.597%, (1-month USD LIBOR + 0.70%), 3/25/34	United States	405,942	397,897
[e,r]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.297%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	5,790,000	5,804,275
[s]	Structured ARM Loan Trust, 2004-12, 3A1, FRN, 3.693%, 9/25/34	United States	2,328,641	2,330,397
[r]	Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 2.937%, (1-month USD LIBOR + 1.04%), 12/25/34	United States	39,552	39,669
[r]	Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 2.596%, (1-month USD LIBOR + 0.70%), 2/19/35	United States	1,516,653	1,506,256
[e,r]	TCI-Cent CLO Income Note Issuer Ltd., 2017-1A, B, 144A, FRN, 4.71%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	583,989	588,532
[e,r]	TCI-Flatiron CLO Ltd., 2017-1A, C, 144A, FRN, 3.477%, (3-month USD LIBOR + 1.85%), 11/17/30	United States	500,000	502,215
	Thornburg Mortgage Securities Trust,
	[r] 2004-3, A, FRN, 2.637%, (1-month USD LIBOR + 0.74%), 9/25/44	United States	949,853	907,649
	[s] 2005-1, A3, FRN, 3.366%, 4/25/45	United States	295,786	297,990
[e]	Towd Point Mortgage Trust,
	[s] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	1,126,392	1,136,606
	[s] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	United States	1,730,203	1,726,857
	[s] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	United States	7,083,584	7,119,412
	[s] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	12,701,006	12,498,145
	[s] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	17,393,439	17,052,489
	[s] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	5,506,721	5,415,127
	[s] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	15,829,638	15,638,462
	[s] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	16,892,497	16,665,908
	[s] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	13,115,334	12,919,240
	[r] 2017-5, A1, 144A, FRN, 2.497%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	4,686,450	4,718,386
	[s] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	3,357,621	3,328,175
	[s] 2018-3, A1A, 144A, FRN, 3.50%, 3/25/54	United States	3,746,769	3,761,879
[e,r]	Voya CLO Ltd.,
	2012-4A, A2R, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,660,000	7,676,622
	2013-2A, CR, 144A, FRN, 5.094%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	375,000	374,505
	2014-1A, CR2, 144A, FRN, 5.155%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	600,000	600,000
	2017-3A, B, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	507,690	512,376
[r]	WaMu Mortgage Pass-Through Certificates,
	2005-AR19, A1A1, FRN, 2.167%, (1-month USD LIBOR + 0.27%), 12/25/45	United States	2,881,678	2,833,281
	2005-AR8, 1A1A, FRN, 2.477%, (1-month USD LIBOR + 0.58%), 7/25/45	United States	1,094,854	1,081,991

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	Wells Fargo Commercial Mortgage Trust,
	2016-NXS6, A2, 2.399%, 11/15/49	United States	6,534,000	$6,363,376
	[s,v] 2016-NXS6, XA, IO, FRN, 1.794%, 11/15/49	United States	53,840,649	4,926,075
[s]	Wells Fargo Mortgage Backed Securities Trust,
	2004-W, A9, FRN, 3.707%, 11/25/34	United States	91,706	94,183
	2005-AR10, 2A3, FRN, 3.713%, 6/25/35	United States	539,505	544,967
[e,r]	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 3.705%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	1,360,000	1,360,952
	2014-1A, BR, 144A, FRN, 4.205%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	2,410,000	2,414,434

				847,261,693

	Real Estate 0.6%
[e]	American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	United States	5,802,472	5,749,720
[e,r]	Colony American Homes, 2015-1A, A, 144A, FRN, 3.097%, (1-month USD LIBOR + 1.20%), 7/17/32	United States	9,460,165	9,467,573
[e,t]	Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	793,791	788,388

				16,005,681

	Total Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (Cost $897,987,951)			899,875,173

	Mortgage-Backed Securities 1.0%
[w]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
	FHLMC, 3.637% - 3.855%, (12-month USD LIBOR +/- MBS Margin), 10/01/36 - 6/01/37	United States	2,175,432	2,293,724

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
	FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	117,110	118,886
	FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	22,943	23,616
	FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	136,575	146,308

				288,810

[w]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.8%
	FNMA, 2.793% - 2.85%, (1-month USD LIBOR +/- MBS Margin), 4/01/28 - 7/01/34	United States	292,905	301,886
	FNMA, 2.873% - 3.458%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/21 - 6/01/34	United States	102,726	105,318
	FNMA, 2.865% - 3.48%, (Federal COF +/- MBS Margin), 1/01/29 - 10/01/29	United States	16,669	17,102
	FNMA, 3.544%, (US 5 Year CMT T-Note +/- MBS Margin), 2/01/30	United States	70,390	73,721
	FNMA, 2.577% - 3.843%, (1 Year CMT +/- MBS Margin), 11/01/30 - 10/01/44	United States	489,368	500,898
	FNMA, 2.52% - 4.184%, (US 1 Year CMT T-Note +/- MBS Margin), 2/01/21 - 10/01/43	United States	3,340,697	3,462,144
	FNMA, 3.084% - 4.277%, (12-month USD LIBOR +/- MBS Margin), 11/01/32 - 2/01/44	United States	14,449,885	15,147,910
	FNMA, 4.375%, (6-month US T-Bill +/- MBS Margin), 8/01/32	United States	107,191	109,091
	FNMA, 2.741% - 4.765%, (6-month USD LIBOR +/- MBS Margin), 9/01/22 - 8/01/37	United States	1,549,130	1,590,568

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
[w]	Federal National Mortgage Association (FNMA) Adjustable Rate
	(continued)
	FNMA, 2.00% - 5.75%, (11th District COF +/- MBS Margin), 8/01/18 -12/01/36	United States	151,829	$157,125

				21,465,763

	Federal National Mortgage Association (FNMA) Fixed Rate 0.1%
	FNMA 15 Year, 3.50%, 10/01/25	United States	997,542	1,010,212
	FNMA 15 Year, 4.00%, 12/01/25	United States	1,508,075	1,548,064
	FNMA 15 Year, 4.50%, 5/01/23 - 6/01/25	United States	1,088,773	1,129,351
	FNMA 30 Year, 5.00%, 3/01/38	United States	26,307	27,982

				3,715,609

[w]	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
	GNMA, 2.625% - 2.75%, (US 1 Year CMT T-Note +/- MBS Margin), 4/20/26 - 9/20/26	United States	22,381	22,909

	Total Mortgage-Backed Securities (Cost $27,880,747)			27,786,815

	Municipal Bonds 0.8%
	Industry Public Facilities Authority Tax Allocation Revenue,
	Transportation District, Industrial Redevelopment Project No. 2,
	Refunding, Series B, AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	5,946,787
	Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	United States	6,500,000	6,825,780
	San Jose RDA Successor Agency Tax Allocation,
	Senior, Refunding, Series A-T, 2.48%, 8/01/21	United States	1,595,000	1,574,711
	Senior, Refunding, Series A-T, 2.63%, 8/01/22	United States	5,320,000	5,231,369
	Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	2,685,000	2,909,466

	Total Municipal Bonds (Cost $22,620,484)			22,488,113

			Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
[a,b]	NewPage Corp., Litigation Trust	United States	500,000	—

	Total Investments before Short Term Investments (Cost $2,614,383,425)			2,590,331,047

	Short Term Investments (Cost $92,365,460) 3.5%

	Money Market Funds 3.5%
[d,x]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	92,365,460	92,365,460

	Total Investments (Cost $2,706,748,885) 100.6%			2,682,696,507
	Other Assets, less Liabilities (0.6)%			(16,588,241)

	Net Assets 100.0%			$2,666,108,266

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $665,231,606, representing 24.9% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $11,692,329, representing 0.4% of net assets.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(h) regarding senior floating rate interests.

jSee Note 7 regarding defaulted securities.

kSecurity purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mPrincipal amount is stated in 100 Mexican Peso Units.

nSecurity purchased on a when-issued basis. See Note 1(c).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(j).

qPrincipal amount of security is adjusted for inflation. See Note 1(j).

rThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

sAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

tThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

uThe coupon rate will be determined at time of issue.

vInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation )

Interest Rate Contracts
Canada 10 Yr. Bond	Long	49	$5,019,130		6/20/18	$ 14,390
CME Ultra Long Term U.S. Treasury Bond	Short	5	785,625		6/20/18	(12,358)
U.S. Treasury 2 Yr. Note	Long	1,885	399,708,360		6/29/18	(1,123,931)
U.S. Treasury 5 Yr. Note	Short	276	31,328,156		6/29/18	93,237
U.S. Treasury 10 Yr. Note	Short	84	10,048,500		6/20/18	19,465

Total Futures Contracts						$(1,009,197)

*As of period end.

At April 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BZWS	Sell	194,860	243,495			9/19/18	$ 5,400	$ —
Euro	CITI	Sell	391,262	489,113			9/19/18	11,037	—
Euro	GSCO	Sell	420,000	525,084			9/19/18	11,894	—
Euro	JPHQ	Sell	6,165,355	7,703,734			9/19/18	170,401	—
Polish Zloty	JPHQ	Buy	7,680,000	2,270,275			9/19/18	—	(75,163)
Swedish Krona	JPHQ	Buy	32,420,000	3,945,479			9/19/18	—	(193,812)
United States Dollar	DBAB	Buy	15,680,265	12,550,136		EUR	9/19/18	345,486	—
Australian Dollar	JPHQ	Sell	5,130,000	3,984,445			10/09/18	118,093	—
Brazilian Real	JPHQ	Buy	7,500,000	2,160,250			10/09/18	—	(49,833)
Canadian Dollar	JPHQ	Sell	3,300,000	2,626,030			10/09/18	45,438	—
Indian Rupee	DBAB	Buy	135,900,000	2,059,091			10/09/18	—	(53,749)
Indian Rupee	JPHQ	Buy	295,000,000	4,458,760			10/09/18	—	(105,737)
Indonesian Rupiah	JPHQ	Buy	67,630,000,000	4,838,875			10/09/18	—	(69,517)
Mexican Peso	JPHQ	Buy	73,650,000	3,918,950			10/09/18	—	(80,073)

Total Forward Exchange Contracts								$ 707,749	$ (627,884)

Net unrealized appreciation (depreciation)								$ 79,865

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Turkey	(1.00)%	Quarterly		6/20/23	952,000		$40,763	$43,100	$(2,337)
Navient Corp.	(5.00)%	Quarterly		3/20/19	2,350,000		(109,403)	(86,030)	(23,373)
Traded Index
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	71,000,000	EUR	(2,241,296)	(1,757,214)	(484,082)
Contracts to Sell Protection[c,d]
Single Name
Government of Indonesia	1.00%	Quarterly		6/20/23	2,700,000		(2,050)	4,395	(6,445)	BBB-
Traded Index
CDX.EM.29	1.00%	Quarterly		6/20/23	6,800,000		(124,000)	(134,347)	10,347	Non-
										Investment
										Grade
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	43,600,000		3,261,045	2,617,290	643,755	Non-
										Investment
										Grade
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	81,350,000		1,742,123	1,485,115	257,008	Investment
										Grade
Total Centrally Cleared Swap Contracts							$2,567,182	$2,172,309	$394,873

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	7,600,000		$(1,304,505)	$(851,978)	$(452,527)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	1,500,000		(258,833)	(254,110)	(4,723)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	2,700,000		(465,900)	(460,595)	(5,305)
American Airlines
Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	1,780,000		(132,673)	(120,210)	(12,463)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	950,000		(167,706)	(134,874)	(32,832)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	2,800,000		(494,292)	(381,553)	(112,739)
Best Buy Co. Inc.	(5.00)%	Quarterly	JPHQ	6/20/22	1,500,000		(264,799)	(219,748)	(45,051)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	9/20/18	3,500,000		(84,941)	(28,223)	(56,718)
CSC Holdings LLC	(5.00)%	Quarterly	GSCO	3/20/19	3,000,000		(140,616)	(31,728)	(108,888)
DISH DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	4,400,000		(225,447)	(228,443)	2,996
Nabors
Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	1,950,000		(10,546)	37,802	(48,348)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	1,150,000		(97,148)	(79,128)	(18,020)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	1,800,000		(121,799)	6,455	(128,254)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	6,500,000		(399,921)	(325,775)	(74,146)
Tenet Healthcare
Corp.	(5.00)%	Quarterly	DBAB	3/20/19	1,825,000		(82,785)	(42,448)	(40,337)

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d]

Single Name
American Tower
Corp.	1.00%	Quarterly	GSCO	3/20/21	6,500,000		$(22,664)	$(70,333)	$47,669	BBB-
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	4,400,000		(166,700)	(37,898)	(128,802)	B
Enterprise Products
Operating LLC	1.00%	Quarterly	MSCO	12/20/19	3,500,000		49,410	(8,308)	57,718	BBB+
General Electric
Co.	1.00%	Quarterly	CITI	12/20/22	6,660,000		78,587	62,657	15,930	A
Government of
Colombia	1.00%	Quarterly	CITI	6/20/23	2,700,000		(5,673)	(7,260)	1,587	BBB-
Government of
Mexico	1.00%	Quarterly	CITI	6/20/23	2,500,000		(13,144)	(18,350)	5,206	BBB+
Government of
Mexico	1.00%	Quarterly	JPHQ	6/20/23	2,700,000		(14,196)	(20,256)	6,060	BBB+
Nabors
Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	1,950,000		(107,605)	(211,372)	103,767	BB
Simon Property
Group LP	1.00%	Quarterly	CITI	6/20/22	4,500,000		93,093	10,398	82,695	A
Simon Property
Group LP	1.00%	Quarterly	JPHQ	6/20/22	5,475,000		113,264	44,715	68,549	A
Traded Index
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,700,000		(492,648)	(362,695)	(129,953)	Non-
										Investment
										Grade
[e]Citibank Bespoke Hong Kong Index, Mezzanine Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	7,000,000		28,847	(96,053)	124,900	Non-
										Investment
										Grade
[e]Citibank Bespoke Index, Mezzanine Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	8,000,000		339	—	339	Non-
										Investment
										Grade
[e]Citibank Bespoke Index, Mezzanine Tranche 6-10%	0.63%	Quarterly	CITI	12/20/18	10,000,000		18,998	—	18,998	Non-
										Investment
										Grade

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)
Traded Index (continued) [e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	1,300,000		$(108,152)	$(175,289)	$67,137	Non-
										Investment
										Grade
[e]Citibank Bespoke Lisbon Index, Mezzanine Tranche 3-7%	0.79%	Quarterly	CITI	6/20/19	4,000,000		(14,511)	—	(14,511)	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,100,000		(356,725)	(346,276)	(10,449)	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	4,000,000		8,785	—	8,785	Non-
										Investment
										Grade
Total OTC Swap Contracts							$(5,162,606)	$(4,350,876)	$(811,730)
Total Credit Default Swap Contracts							$(2,595,424)	$(2,178,567)	$(416,857)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Fixed 2.393%	Semi-Annual			7,916,500 USD
Pay Fixed 0.50%	Annual	JPHQ	4/09/20	7,100,000 EUR	$(864,632)

At April 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Fixed 2.25%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	9/19/20	$105,300,000	$(1,256,022)	$(808,395)	$(447,627)
Receive Fixed 2.25%	Semi-Annual
Pay Floating 3-month USD LIBOR	Quarterly	9/19/20	80,000,000	(954,242)	(711,191)	(243,051)

Total Interest Rate Swap Contracts				$(2,210,264)	$(1,519,586)	$(690,678)

At April 30, 2018, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity	8/31/24	$25,200,000	$734,586

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Low Duration Total Return Fund (continued)

At April 30, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	9/20/18	$9,400,000	$(33,037)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 149.

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FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Financial Highlights

Franklin Total Return Fund

	Six Months Ended April 30, 2018	Year Ended October 31,
	(unaudited)	2017		2016	2015	2014	2013

Class A
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.84	$ 9.93		$ 9.87	$ 10.18	$ 10.05	$ 10.53

Income from investment operations[a]:

Net investment income	0.131	0.251	[b]	0.231	0.217	0.257	0.236

Net realized and unrealized gains (losses)	(0.359)	(0.110)		0.107	(0.220)	0.214	(0.205)

Total from investment operations	(0.228)	0.141		0.338	(0.003)	0.471	0.031
Less distributions from:

Net investment income and net foreign currency gains.	(0.152)	(0.231)		(0.278)	(0.307)	(0.341)	(0.351)

Net realized gains	—	—		—	—	—	(0.160)

Total distributions	(0.152)	(0.231)		(0.278)	(0.307)	(0.341)	(0.511)

Net asset value, end of period	$ 9.46	$ 9.84		$ 9.93	$ 9.87	$ 10.18	$ 10.05

Total return[c]	(2.35)%	1.47%		3.53%	(0.05)%	4.80%	0.30%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.91%	0.91%		0.90%	0.91%	0.93%	0.91%

Expenses net of waiver and payments by affiliates[e]	0.88%	0.87%		0.85%	0.87%	0.88%	0.88%

Net investment income	2.75%	2.58%		2.32%	2.08%	2.46%	2.36%

Supplemental data

Net assets, end of period (000’s)	$2,902,912	$3,153,751		$3,623,035	$3,527,479	$3,213,446	$3,019,228

Portfolio turnover rate	80.20%	101.07%		287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[f]	48.31%	78.46%		146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017		2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.77	$ 9.87		$ 9.84	$ 10.16	$ 10.03	$ 10.51

Income from investment operations[a]:

Net investment income	0.100	0.212	[b]	0.189	0.172	0.201	0.174

Net realized and unrealized gains (losses)	(0.337)	(0.109)		0.100	(0.214)	0.232	(0.182)

Total from investment operations	(0.237)	0.103		0.289	(0.042)	0.433	(0.008)

Less distributions from:

Net investment income and net foreign currency gains	(0.133)	(0.203)		(0.259)	(0.278)	(0.303)	(0.312)

Net realized gains	—	—		—	—	—	(0.160)

Total distributions	(0.133)	(0.203)		(0.259)	(0.278)	(0.303)	(0.472)

Net asset value, end of period	$ 9.40	$ 9.77		$ 9.87	$ 9.84	$ 10.16	$ 10.03

Total return[c]	(2.45)%	0.98%		3.13%	(0.43)%	4.42%	(0.08)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.31%	1.31%		1.30%	1.31%	1.33%	1.31%

Expenses net of waiver and payments by affiliates[e]	1.28%	1.27%		1.25%	1.27%	1.28%	1.28%

Net investment income	2.35%	2.18%		1.92%	1.68%	2.06%	1.96%

Supplemental data

Net assets, end of period (000’s)	$314,318	$354,269		$449,274	$444,253	$432,767	$455,720

Portfolio turnover rate	80.20%	101.07%		287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[f]	48.31%	78.46%		146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,
		2017	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.80	$ 9.90	$ 9.85	$ 10.17	$ 10.04	$ 10.52

Income from investment operations[a]:

Net investment income	0.108	0.228[b]	0.199	0.198	0.209	0.204

Net realized and unrealized gains (losses)	(0.348)	(0.115)	0.117	(0.229)	0.238	(0.197)

Total from investment operations	(0.240)	0.113	0.316	(0.031)	0.447	0.007

Less distributions from:

Net investment income and net foreign currency gains	(0.140)	(0.213)	(0.266)	(0.289)	(0.317)	(0.327)

Net realized gains	—	—	—	—	—	(0.160)

Total distributions	(0.140)	(0.213)	(0.266)	(0.289)	(0.317)	(0.487)

Net asset value, end of period	$ 9.42	$ 9.80	$ 9.90	$ 9.85	$ 10.17	$ 10.04

Total return[c]	(2.47)%	1.19%	3.31%	(0.32)%	4.56%	0.06%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.16%	1.16%	1.15%	1.16%	1.18%	1.16%

Expenses net of waiver and payments by affiliates[e]	1.13%	1.12%	1.10%	1.12%	1.13%	1.13%

Net investment income	2.50%	2.33%	2.07%	1.83%	2.21%	2.11%

Supplemental data

Net assets, end of period (000’s)	$32,407	$36,337	$58,715	$70,506	$59,307	$65,601

Portfolio turnover rate	80.20%	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[f]	48.31%	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

84	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017	2016	2015		2014	2013[a]

Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.90	$ 9.98	$ 9.91	$ 10.20		$ 10.07	$ 10.44

Income from investment operations[b]:

Net investment income	0.149	0.296[c]	0.195	0.255	[c]	0.317[c]	0.145

Net realized and unrealized gains (losses)	(0.359)	(0.117)	0.173	(0.209)		0.191	(0.348)

Total from investment operations	(0.210)	0.179	0.368	0.046		0.508	(0.203)

Less distributions from net investment income and net foreign currency gains	(0.170)	(0.259)	(0.298)	(0.336)		(0.378)	(0.167)

Net asset value, end of period	$ 9.52	$ 9.90	$ 9.98	$ 9.91		$ 10.20	$ 10.07

Total return[d]	(2.15)%	1.75%	3.94%	0.44%		5.18%	(1.92)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.53%	0.50%	0.51%	0.50%		0.50%	0.50%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.48%	0.46%	0.46%		0.48%	0.49%

Net investment income	3.14%	2.97%	2.71%	2.49%		2.86%	2.75%

Supplemental data

Net assets, end of period (000’s)	$436,270	$398,732	$93,892	$68,848		$26,123	$329,806

Portfolio turnover rate	80.20%	101.07%	287.38%	294.80%		273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[g]	48.31%	78.46%	146.15%	95.06%		85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Six Months Ended April 30, 2018	Year Ended October 31,

	(unaudited)	2017	2016	2015	2014	2013

Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.89	$ 9.98	$ 9.91	$ 10.20	$ 10.07	$ 10.55

Income from investment operations[a]:

Net investment income	0.138	0.275[b]	0.218	0.127	0.288	0.242

Net realized and unrealized gains (losses)	(0.355)	(0.116)	0.142	(0.092)	0.206	(0.186)

Total from investment operations	(0.217)	0.159	0.360	0.035	0.494	0.056

Less distributions from:

Net investment income and net foreign currency gains	(0.163)	(0.249)	(0.290)	(0.325)	(0.364)	(0.376)

Net realized gains	—	—	—	—	—	(0.160)

Total distributions	(0.163)	(0.249)	(0.290)	(0.325)	(0.364)	(0.536)

Net asset value, end of period	$ 9.51	$ 9.89	$ 9.98	$ 9.91	$ 10.20	$ 10.07

Total return[c]	(2.11)%	1.65%	3.75%	0.33%	5.03%	0.54%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.66%	0.66%	0.65%	0.66%	0.68%	0.66%

Expenses net of waiver and payments by affiliates[e]	0.63%	0.62%	0.60%	0.62%	0.63%	0.63%

Net investment income	3.00%	2.83%	2.57%	2.33%	2.71%	2.61%

Supplemental data

Net assets, end of period (000’s)	$629,139	$595,239	$740,046	$526,749	$1,281,151	$1,148,451

Portfolio turnover rate	80.20%	101.07%	287.38%	294.80%	273.96%	371.54%

Portfolio turnover rate excluding mortgage dollar rolls[f]	48.31%	78.46%	146.15%	95.06%	85.03%	156.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

86	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

Consolidated Statement of Investments, April 30, 2018 (unaudited)

Franklin Total Return Fund

		Country	Shares/ Warrants		Value
	Common Stocks and Other Equity Interests 0.0%†
	Consumer Services 0.0%†
a,aa,ab	Turtle Bay Resort	United States	1,550,568		$280,415

	Energy 0.0%†
a	Halcon Resources Corp.	United States	229,059		1,230,047
a	Halcon Resources Corp., wts., 9/09/20	United States	20,425		12,765
a	Linn Energy Inc.	United States	15,440		605,248

					1,848,060

	Materials 0.0%†
a	Verso Corp., A	United States	6,954		125,589
a	Verso Corp., wts., 7/25/23	United States	732		1,135

					126,724

	Retailing 0.0%†

a,ab,ac	K2016470219 South Africa Ltd., A	South Africa	28,762,824		23,081
a,ab,ac	K2016470219 South Africa Ltd., B	South Africa	2,862,311		2,297

					25,378

	Total Common Stocks and Other Equity Interests (Cost $6,910,450)				2,280,577

	Management Investment Companies 3.7%
	Diversified Financials 3.7%
b	Franklin Flexible Alpha Bond Fund, Class R6	United States	10,172,940		99,593,083
b	Franklin Liberty Investment Grade Corporate ETF	United States	400,000		9,473,920
b	Franklin Lower Tier Floating Rate Fund	United States	997,589		9,856,180
b	Franklin Middle Tier Floating Rate Fund	United States	1,889,310		17,872,874
	PowerShares Senior Loan Portfolio ETF	United States	1,000,000		23,110,000

	Total Management Investment Companies (Cost $160,816,460)				159,906,057

	Preferred Stocks (Cost $2,325,000) 0.1%
	Diversified Financials 0.1%
c	Citigroup Capital XIII, 8.137%, pfd.	United States	93,000		2,491,470

			Principal Amount*
	Corporate Bonds 35.9%
	Automobiles & Components 0.2%
	Delphi Corp., senior bond, 4.15%, 3/15/24	United States	5,100,000		5,174,666
	Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	3,000,000		3,045,000

					8,219,666

	Banks 6.4%
d	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/63	Italy	20,000,000	EUR	25,646,882
	Bank of America Corp.,
	senior bond, 3.875%, 8/01/25	United States	6,000,000		5,947,882
	senior note, 3.50%, 4/19/26	United States	20,400,000		19,700,414

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

			Principal
		Country	Amount*		Value

	Corporate Bonds (continued)
	Banks (continued)
[d]	Barclays Bank PLC, senior sub. bond, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	$10,983,560
	Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		488,120
	CIT Group Inc., senior bond, 5.00%, 8/15/22	United States	1,647,000		1,688,175
	Citigroup Inc.,
	senior bond, 8.125%, 7/15/39	United States	4,400,000		6,354,709
	senior note, 3.40%, 5/01/26	United States	20,000,000		18,938,574
	HSBC Holdings PLC,
	senior note, 3.60%, 5/25/23	United Kingdom	12,700,000		12,661,392
	senior note, 4.30%, 3/08/26	United Kingdom	14,800,000		15,019,780
[e]	ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	11,200,000		10,402,952
	Industrial & Commercial Bank of China Ltd., senior note, 2.957%, 11/08/22	China	11,300,000		10,923,428
	JPMorgan Chase & Co.,
	[f] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,790,000
	senior bond, 3.30%, 4/01/26	United States	22,000,000		20,929,235
	senior bond, 3.20%, 6/15/26	United States	10,800,000		10,224,822
	senior note, 2.40%, 6/07/21	United States	10,000,000		9,743,200
	senior note, 3.25%, 9/23/22	United States	11,400,000		11,289,052
[e]	Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		6,968,360
	PHH Corp., senior note, 7.375%, 9/01/19	United States	5,400,000		5,602,500
	Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,251,757
[e]	Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,972,250
	SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,811,964
	Wells Fargo & Co.,
	[f] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,603,125
	sub. bond, 4.65%, 11/04/44	United States	10,000,000		9,630,862
[e]	Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	10,800,000		10,596,636
[e]	Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	9,750,000		9,876,848

					277,046,479

	Capital Goods 1.4%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	6,000,000		5,895,000
[e]	Amcor Finance USA Inc., senior note, 144A, 3.625%, 4/28/26	Australia	11,800,000		11,205,575
[e]	BBA US Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	2,000,000		2,016,160
[e]	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	6,600,000		6,270,000
	CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	3,400,000		3,417,272
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	4,600,000		4,403,925
	General Electric Co., senior bond, 4.50%, 3/11/44	United States	1,900,000		1,833,537
	H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	3,100,000		3,123,250
	Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		14,809,394
	Tennant Co., senior note, 5.625%, 5/01/25	United States	2,600,000		2,662,218
[e]	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,100,000		1,095,875
[e]	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	4,100,000		4,161,500

					60,893,706

	Commercial & Professional Services 0.5%
[e]	IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	4,100,000		3,925,750
[e]	Multi-Color Corp., senior note, 144A, 4.875%, 11/01/25	United States	6,000,000		5,610,000
	Republic Services Inc., senior note, 2.90%, 7/01/26	United States	4,500,000		4,186,344

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Commercial & Professional Services (continued)
[e]	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	8,100,000	$7,857,000

				21,579,094

	Consumer Durables & Apparel 0.1%
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	4,900,000	4,790,975

	Consumer Services 0.9%
[e]	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 5.00%, 10/15/25	Canada	5,500,000	5,319,545
[e]	Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	6,000,000	6,120,000
	Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000	18,058,793
[e]	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	5,500,000	5,329,775
	Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,086,250

				37,914,363

	Diversified Financials 2.7%
	American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	6,256,800	5,977,184
	Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000	5,827,548
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	9,700,000	9,165,393
[e]	FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	2,800,000	2,856,000
	GE Capital International Funding Co., senior bond, 3.373%, 11/15/25	United States	17,000,000	16,233,660
	The Goldman Sachs Group Inc.,
	senior note, 3.75%, 5/22/25	United States	7,700,000	7,527,699
	senior note, 3.75%, 2/25/26	United States	21,300,000	20,654,973
	Morgan Stanley,
	senior bond, 4.30%, 1/27/45	United States	10,000,000	9,614,089
	senior note, 3.875%, 1/27/26	United States	20,500,000	20,205,343
	Navient Corp.,
	senior bond, 8.00%, 3/25/20	United States	5,000,000	5,337,500
	senior note, 7.25%, 9/25/23	United States	5,500,000	5,775,000
	Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	700,000	729,750
	United Airlines Pass Through Trust, first lien, 2016-1, AA, 3.10%, 1/07/30	United States	6,133,769	5,881,775

				115,785,914

	Energy 3.9%
	Anadarko Petroleum Corp.,senior note, 6.45%, 9/15/36	United States	2,260,000	2,683,274
[e]	BG Energy Capital PLC,senior bound, 144A,5.125%,10/15/41	United Kingdom	500,000	557,221
[e]	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,000,000	3,450,000
	Cheniere Corpus Christi Holdings LLC,
	senior secured note, first lien, 7.00%, 6/30/24	United States	2,300,000	2,521,375
	senior secured note, first lien, 5.875%, 3/31/25	United States	1,600,000	1,655,536
[e]	Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	4,000,000	3,920,000
	CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000	13,403,670
	CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	11,000,000	10,554,170
	Enable Midstream Partners LP,
	senior bond, 5.00%, 5/15/44	United States	1,200,000	1,133,238
	senior note, 3.90%, 5/15/24	United States	3,600,000	3,486,627
	Energy Transfer Partners LP, senior bond, 5.15%, 2/01/43	United States	6,000,000	5,420,998

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	6,200,000	$5,623,949
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	3,700,000	2,585,375
Enterprise Products Operating LLC, senior bond, 4.45%, 2/15/43	United States	6,000,000	5,822,652
[e,g] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000	9,973,350
Kinder Morgan Energy Partners LP, senior bond, 6.50%, 9/01/39	United States	1,700,000	1,897,259
MPLX LP, senior bond, 4.00%, 2/15/25	United States	4,600,000	4,552,960
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000	7,580,561
[e] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000	7,543,000
Sabine Pass Liquefaction LLC, senior secured bond, first lien, 5.00%, 3/15/27	United States	3,700,000	3,809,331
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	3,000,000	2,181,600
[e] Sinopec Group Overseas Development 2014 Ltd., senior note, 144A, 4.375%, 4/10/24	China	9,300,000	9,459,309
[e] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000	15,498,902
[e] Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	11,000,000	9,874,645
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000	9,159,523
[e] Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	2,000,000	1,973,940
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000	552,067
Valero Energy Corp., senior bond, 4.90%, 3/15/45	United States	6,700,000	7,015,712
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	1,600,000	1,582,000
senior note, 8.25%, 6/15/23	United States	2,000,000	1,885,000
[e] Woodside Finance Ltd.,
senior bond, 144A, 3.70%, 3/15/28	Australia	5,500,000	5,279,890
senior note, 144A, 3.70%, 9/15/26	Australia	4,000,000	3,867,492

			166,504,626

Food & Staples Retailing 0.4%
[e] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	2,700,000	2,633,607
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000	15,470,286

			18,103,893

Food, Beverage & Tobacco 1.5%
Anheuser-Busch Inbev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	17,000,000	16,625,087
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	12,000,000	11,014,951
Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	1,700,000	1,917,333
Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22	United States	21,400,000	21,243,457
[e] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	1,500,000	1,494,375
senior note, 144A, 4.875%, 11/01/26	United States	1,600,000	1,590,000
Reynolds American Inc., senior bond, 5.70%, 8/15/35	United Kingdom	9,300,000	10,271,339

			64,156,542

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FRANKLIN INVESTORS SECURITIES TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services 1.1%

[e] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	2,400,000		$2,418,000
[e] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	5,700,000		5,564,625
CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	5,000,000		4,571,875
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	7,000,000		6,912,958
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	4,000,000		4,180,000
senior secured bond, first lien, 5.50%, 6/15/47	United States	9,000,000		8,527,500
[e] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,000,000		1,020,410
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	3,000,000		2,953,293
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	9,660,000		9,841,125

				45,989,786

Insurance 1.1%

Aflac Inc., senior note, 0.932%, 1/25/27	United States	1,400,000,000	JPY	12,978,917
[e] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		12,556,931
[e] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		21,878,256

				47,414,104

Materials 2.3%

ArcelorMittal, senior note, 5.75%, 3/01/21	France	5,000,000		5,269,700
[e] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	6,000,000		6,105,000
[e] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	7,000,000		7,207,900
[e] Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	6,000,000		6,078,900
The Chemours Co., senior note, 5.375%, 5/15/27	United States	5,000,000		4,962,500
[e] Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	2,600,000		2,515,500
[e] First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	6,100,000		6,098,780
[e] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 5.125%, 3/15/23	Australia	2,900,000		2,892,750
senior note, 144A, 5.125%, 5/15/24	Australia	1,900,000		1,887,450
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	6,500,000		6,248,125
[e] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	4,700,000		4,872,241
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	18,400,000		18,552,536
[e] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	1,800,000		1,838,250
[e] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	1,300,000		1,327,040
[e] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	1,000,000		1,025,000
[e] OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	5,000,000		4,762,500
[e] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	2,300,000		2,242,500
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,755,572
[e] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior note, 144A, 7.00%, 7/15/24	United States	800,000		834,500
senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,600,000		1,609,008

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[e] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	5,200,000	$5,369,000

			97,454,752

Media 1.2%
21st Century Fox America Inc., senior note, 3.70%, 10/15/25	United States	2,300,000	2,289,646
[e] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	7,000,000	6,803,125
[e] CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 144A, 5.375%, 5/01/25	United States	4,000,000	3,942,500
senior bond, 144A, 5.00%, 2/01/28	United States	1,500,000	1,392,570
Comcast Corp., senior bond, 3.15%, 2/15/28	United States	8,100,000	7,566,329
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000	3,033,750
senior bond, 8.625%, 2/15/19	United States	9,000,000	9,388,530
[e] senior bond, 144A, 5.375%, 2/01/28	United States	3,000,000	2,812,500
[e] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,600,000	1,580,000
Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	16,200,000	14,897,345

			53,706,295

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000	12,626,581
Baxalta Inc., senior note, 3.60%, 6/23/22	United States	8,300,000	8,214,247
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	18,200,000	19,066,788
Celgene Corp., senior bond, 3.45%, 11/15/27	United States	6,500,000	6,090,000
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000	13,869,851
[e] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	4,800,000	4,347,456
senior note, first lien, 144A, 7.00%, 3/15/24	United States	400,000	423,379

			64,638,302

Real Estate 1.8%
American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	5,900,000	5,677,000
American Tower Corp.,
senior bond, 3.50%, 1/31/23	United States	12,700,000	12,537,286
senior bond, 4.40%, 2/15/26	United States	9,400,000	9,383,206
Crown Castle International Corp., senior bond, 3.80%, 2/15/28	United States	10,700,000	10,172,149
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	1,100,000	1,075,250
senior bond, 5.00%, 10/15/27	United States	3,000,000	2,850,000
Prologis LP, senior bond, 3.75%, 11/01/25	United States	9,400,000	9,374,948
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000	12,367,065
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000	15,527,101

			78,964,005

Retailing 1.2%
[e] Amazon.com Inc., senior note, 144A, 2.80%, 8/22/24	United States	6,400,000	6,155,133
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	3,100,000	3,134,146
Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	13,100,000	12,985,125
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	16,800,000	14,987,593
JD.com Inc., senior note, 3.125%, 4/29/21	China	1,900,000	1,855,331
ac,h K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	2,180,053	10,791

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Retailing (continued)
ab,ac,h K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	380,400	$52,637
[e] Netflix Inc., senior bond, 144A, 5.875%, 11/15/28	United States	2,000,000	2,005,000
[e] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	16,500,000	9,693,750
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	3,300,000	3,181,672

			54,061,178

Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000	21,671,973
Xilinx Inc., senior note, 2.125%, 3/15/19	United States	1,200,000	1,195,575

			22,867,548

Software & Services 0.8%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000	10,132,300
[e] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	4,000,000	4,045,000
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000	9,288,034
[e] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	1,200,000	1,207,881
[e] Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	11,400,000	10,831,026

			35,504,241

Technology Hardware & Equipment 1.0%
[e] Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	12,000,000	12,029,815
Juniper Networks Inc.,
senior bond, 4.50%, 3/15/24	United States	4,500,000	4,578,435
senior bond, 4.35%, 6/15/25	United States	9,300,000	9,265,700
[e] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	11,100,000	11,238,750
Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,800,000	1,760,147
[e] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	5,500,000	5,458,750

			44,331,597

Telecommunication Services 1.1%
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	4,500,000	4,477,500
Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	3,000,000	3,071,250
[e] Sprint Spectrum Co. LLC, first lien, senior secured note, 144A, 5.152%, 9/20/29	United States	15,600,000	15,834,000
Telefonica Emisiones S.A.U., senior note, 4.57%, 4/27/23	Spain	3,000,000	3,131,205
Verizon Communications Inc.,
senior bond, 2.625%, 8/15/26	United States	10,700,000	9,616,116
senior bond, 4.812%, 3/15/39	United States	11,065,000	10,961,395

			47,091,466

Transportation 0.8%
[e] Aviation Capital Group Corp., senior bond, 144A, 7.125%, 10/15/20	United States	6,000,000	6,513,976
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	38,231	39,808
[e] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	1,500,000	1,455,000
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	3,900,000	3,763,403
[e] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000	4,415,062
[e] Park Aerospace Holdings Ltd.,
senior note, 144A, 5.25%, 8/15/22	Ireland	1,200,000	1,193,760
senior note, 144A, 5.50%, 2/15/24	Ireland	1,800,000	1,760,040

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Transportation (continued)
[e] Sydney Airport Finance Co. Pty. Ltd., senior secured bond, first lien, 144A, 3.90%, 3/22/23	Australia	5,800,000	$5,799,710
[e] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000	8,136,122
Union Pacific Railroad Co. 2005 Pass Through Trust, 2005-1, 5.082%, 1/02/29	United States	137,046	143,966

			33,220,847

Utilities 3.5%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	13,275,000	12,777,188
[e] Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	4,300,000	4,097,255
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000	912,692
Dominion Energy Inc., senior bond, 3.90%, 10/01/25	United States	12,200,000	12,077,069
Duke Energy Corp., senior bond, 3.15%, 8/15/27	United States	18,400,000	17,135,522
[e,f] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000	23,983,200
[e] Enogex LLC, senior bond, 144A, 6.25%, 3/15/20	United States	5,000,000	5,197,197
Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	9,000,000	9,003,323
[e] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	6,700,000	6,423,960
The Southern Co., senior bond, 3.25%, 7/01/26	United States	14,350,000	13,493,262
[e] State Grid Overseas Investments 2016 Ltd.,
senior note, 144A, 3.50%, 5/04/27	China	10,700,000	10,185,170
[i] senior note, 144A, 4.25%, 5/02/28	China	6,700,000	6,715,276
[e] Talen Energy Supply LLC,
senior note, 144A, 9.50%, 7/15/22	United States	6,100,000	5,814,154
senior note, 144A, 10.50%, 1/15/26	United States	2,000,000	1,732,500
[e] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000	12,571,200
[e] Vistra Energy Corp., senior note, 144A, 8.00%, 1/15/25	United States	6,400,000	6,968,000

			149,086,968

Total Corporate Bonds (Cost $1,580,263,517)			1,549,326,347

[j,k] Senior Floating Rate Interests 2.9%
Automobiles & Components 0.0%†
TI Group Automotive Systems LLC, Initial US Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,199,210	1,209,880

Capital Goods 0.2%
Allison Transmission Inc., New Term Loans, 3.65%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	6,185,855	6,243,494
Harsco Corp., Term B-1 Loan, 4.938%, (1-month USD LIBOR + 3.00%), 12/10/24	United States	271,861	275,854
Leidos Innovations Corp., Term Loan B, 3.688%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	191,225	192,958

			6,712,306

Consumer Services 0.2%
Aristocrat Technologies Inc.,
New 2017 Term Loans, 4.357% - 4.359%, (3-month USD LIBOR + 2.00%), 10/19/24	United States	628,425	632,689
Term B-2 Loans, 4.359%, (3-month USD LIBOR + 2.00%), 10/20/21	United States	158,005	159,059

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

[j,k] Senior Floating Rate Interests (continued)
Consumer Services (continued)
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.31%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	5,051,282	$5,095,481
Eldorado Resorts Inc.,
Initial Term Loan, 4.188%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	1,383,825	1,392,042
Initial Term Loan, 4.125% - 4.188%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	1,934,407	1,945,893
Greektown Holdings LLC, Initial Term Loan, 4.901%, (1-month USD LIBOR + 3.00%), 4/25/24	United States	378,386	379,391

			9,604,555

Energy 0.3%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 7.651%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	2,632,682	2,594,837
Second Lien Initial Term Loan, 12.651%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	592,358	567,554
Fieldwood Energy LLC, Closing Date Loans, 7.151%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	6,287,342	6,330,567
Foresight Energy LLC, Term Loans, 8.109%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,529,357	1,499,917

			10,992,875

Food & Staples Retailing 0.1%
Aramark Corp., U.S. Term B-1 Loan, 3.901%, (1-month USD LIBOR + 2.00%), 3/11/25	United States	1,961,695	1,977,020
Smart & Final Stores LLC, First Lien Term Loan, 5.401%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,556,745	1,529,502

			3,506,522

Food, Beverage & Tobacco 0.3%
B&G Foods Inc., Tranche B-3 Term Loan, 3.901%, (1-month USD LIBOR + 2.00%), 11/02/22	United States	2,955,965	2,976,902
JBS USA LUX SA, New Initial Term Loans, 4.678%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	7,138,760	7,141,437
Post Holdings Inc., Series A Incremental Term Loans, 3.90%, (1-month USD LIBOR + 2.00%), 5/24/24	United States	2,954,342	2,970,697

			13,089,036

Health Care Equipment & Services 0.1%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	2,074,611	2,096,470
Quintiles IMS Inc., Term B-2 Dollar Loans, 4.302%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,023,813	1,030,211
U.S. Renal Care Inc., Initial Term Loan, 6.552%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	2,165,715	2,158,947

			5,285,628

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

[j,k] Senior Floating Rate Interests (continued)
Household & Personal Products 0.1%
Spectrum Brands Inc.,
USD Term Loans, 3.994% - 4.056%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	816,723	$818,182
USD Term Loans, 3.791%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	1,879,617	1,882,974

			2,701,156

Materials 0.4%
Ashland LLC, Term B Loan, 3.897% - 3.901%, (1-month USD LIBOR + 2.00%), 5/17/24	United States	6,144,523	6,202,896
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.052%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	958,638	963,594
Chemours Co., Tranche B-2 US$ Term Loan, 3.66%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,548,895	1,552,284
[l] Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	1,990,699	2,011,384
Oxbow Carbon LLC,
Second Lien Term Loan, 9.401%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	36,943	37,682
Tranche A Term Loan, 4.401%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	2,145,000	2,147,681
Tranche B Term Loan, 5.651%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	3,545,125	3,593,871

			16,509,392

Media 0.3%
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.151%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	233,148	233,149
AMC Entertainment Holdings Inc.,	United States	90,390	90,710
2016 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/23
Initial Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	1,542,746	1,551,907
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.147%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,088,323	1,089,547
Lions Gate Capital Holdings LLC, Term A Loan, 3.648%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	1,669,963	1,676,225
Live Nation Entertainment Inc., Term B-3 Loans, 3.688%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	4,608,363	4,641,004
[l,m] Sinclair Television Group Inc., Tranche B-1 Term Loans, TBD, 1/31/25	United States	3,120,000	3,137,874

			12,420,416

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.188%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	3,016,163	3,006,110
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.00%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	2,422,374	2,438,095
RPI Finance Trust, Term A-3 Loan, 4.052%, (3-month USD LIBOR + 1.75%), 10/14/21	United States	331,713	332,542

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

[j,k] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Syneos Health Inc.,
Initial Term B Loans, 4.151%, (1-month USD LIBOR + 2.25%), 8/01/24	United States	971,723	$975,822
[l,m] Replacement Term B Loans, TBD, 8/01/24	United States	3,650,000	3,667,681
Valeant Pharmaceuticals International Inc., Series F-4 Tranche B
Term Loans, 5.394%, (1-month USD LIBOR + 3.50%), 4/01/22	United States	727,843	736,818

			11,157,068

Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 6.438%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	3,261,233	2,859,015
Jo-Ann Stores Inc., Initial Loans, 7.509%, (6-month USD LIBOR + 5.00%), 10/23/23	United States	1,068,690	1,065,017
PetSmart Inc., Tranche B-2 Loans, 4.89%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	7,961,531	6,256,434

			10,180,466

Semiconductors & Semiconductor Equipment 0.0%†
MKS Instruments Inc., Tranche B-4 Term Loan, 3.651%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	102,440	103,192
ON Semiconductor Corp., 2017 Replacement Term B-2 Loans, 3.901%, (1-month USD LIBOR + 2.00%), 3/31/23	United States	1,322,244	1,331,996

			1,435,188

Software & Services 0.0%†
Global Payments Inc., Term A-2 Loan, 3.498%, (1-week USD LIBOR + 1.75%), 5/02/22	United States	734,019	736,007
Rackspace Hosting Inc., Term B Loans, 4.787%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	453,102	452,567

			1,188,574

Technology Hardware & Equipment 0.1%
CommScope Inc., Tranche 5 Term Loans, 3.901%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	2,069,584	2,084,460
Western Digital Corp., U.S. Term B-3 Loan, 3.90%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	476,733	480,351

			2,564,811

Telecommunication Services 0.0%†
Consolidated Communications Inc., Initial Term Loan, 4.91%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	226,136	224,393
Global Tel*Link Corp., Term Loan, 6.302%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	261,668	263,548

			487,941

Transportation 0.2%
Air Canada, Term Loan, 3.984%, (3-month USD LIBOR + 2.00%), 10/06/23	Canada	54,781	55,180
Hertz Corp., Tranche B-1 Term Loan, 4.651%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	3,929,648	3,942,541
Navios Maritime Midstream Partners LP, Initial Term Loan, 6.71%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,692,326	1,684,922

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*		Value

[j,k] Senior Floating Rate Interests (continued)
Transportation (continued)
Navios Maritime Partners LP, Initial Term Loan, 7.08%, (3-month USD LIBOR + 5.00%), 9/14/20	Greece	2,850,002		$2,867,815

				8,550,458

Utilities 0.1%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.56%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	4,970,040		5,001,103
NRG Energy Inc., Term loan B, 4.052%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	1,031,625		1,035,442

				6,036,545

Total Senior Floating Rate Interests (Cost $124,815,084)				123,632,817

Foreign Government and Agency Securities 2.0%
[e] The Export-Import Bank of China, senior note, 144A, 3.625%, 7/31/24	China	11,300,000		11,126,036
[e] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	11,400,000		10,860,267
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000		18,497,602
Government of Mexico,
senior note, M, 4.75%, 6/14/18	Mexico	2,940,000[n]	MXN	15,670,487
senior note, M 10, 8.50%, 12/13/18	Mexico	2,000,000[n]	MXN	10,758,369
[e] Government of Ukraine,
144A, 7.75%, 9/01/20	Ukraine	292,000		303,797
144A, 7.75%, 9/01/21	Ukraine	229,000		236,986
144A, 7.75%, 9/01/22	Ukraine	229,000		234,112
144A, 7.75%, 9/01/23	Ukraine	229,000		231,387
144A, 7.75%, 9/01/24	Ukraine	229,000		228,666
144A, 7.75%, 9/01/25	Ukraine	229,000		227,323
144A, 7.75%, 9/01/26	Ukraine	229,000		226,029
144A, 7.75%, 9/01/27	Ukraine	229,000		224,741
[a,o] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	474,000		321,424
[e,i] Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	3,800,000		3,839,638
[p] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695[q]	BRL	12,118,612
[e] Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	72,620		72,345

Total Foreign Government and Agency Securities (Cost $95,776,228)				85,177,821

U.S. Government and Agency Securities 12.0%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	41,000,000		47,927,559
4.50%, 2/15/36	United States	15,000,000		18,119,824
2.875%, 5/15/43	United States	46,100,000		44,312,725
3.00%, 11/15/44	United States	13,000,000		12,749,649
2.875%, 8/15/45	United States	5,000,000		4,782,031
2.50%, 2/15/46	United States	50,000,000		44,287,110
2.50%, 5/15/46	United States	60,000,000		53,088,307
2.25%, 8/15/46	United States	57,500,000		48,163,013
2.75%, 11/15/47	United States	7,500,000		6,972,070

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note,
3.125%, 5/15/21	United States	40,000,000	$40,549,219
2.125%, 6/30/21	United States	50,000,000	49,181,641
2.00%, 8/31/21	United States	30,000,000	29,341,406
2.00%, 10/31/22	United States	20,000,000	19,350,781
2.00%, 11/30/22	United States	36,900,000	35,686,336
[r] Index Linked, 0.125%, 7/15/24	United States	63,432,075	61,466,368

Total U.S. Government and Agency Securities (Cost $536,765,640)			515,978,039

Asset-Backed Securities and Commercial Mortgage-Backed Securities 22.6%
Banks 0.6%
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	5,509,938	5,225,408
[s] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.945%, 7/10/38	United States	7,281,000	6,712,144
[e,s] CSMC, 2009-15R, 3A1, 144A, FRN, 3.966%, 3/26/36	United States	1,774,411	1,782,444
[t] CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 2.647%, (1-month USD LIBOR + 0.75%), 3/25/34	United States	1,230,692	1,239,832
[t] FNMA, 2005-122, FN, FRN, 2.247%, (1-month USD LIBOR + 0.35%), 1/25/36	United States	422,158	422,960
[s,u] GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	United States	4,182,970	4,142,388
[s] Greenwich Capital Commercial Funding Corp., 2006-GG7, AM, FRN, 5.945%, 7/10/38	United States	1,607,430	1,609,469
[t] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 2.637%, (1-month USD LIBOR + 0.74%), 3/25/28	United States	1,143,419	1,103,573
[t] Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 2.632%, (1-month USD LIBOR + 0.735%), 1/25/35	United States	833,776	834,877
ab Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	13,057	13,057

			23,086,152

Diversified Financials 22.0%
[t] American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 3.711%, (6-month USD LIBOR + 1.50%), 10/25/34	United States	1,323,826	1,313,167
[t] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-R4, M1, FRN, 2.722%, (1-month USD LIBOR + 0.825%), 6/25/34.	United States	3,395,210	3,418,658
[e,t] AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.878%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	1,000,000	1,001,140
[e,t] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 3.959%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	5,050,000	5,050,000
2012-11A, CR2, 144A, FRN, 4.259%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	3,750,000	3,750,000
2012-11A, DR2, 144A, FRN, 5.209%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,750,000	1,750,000

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,i,v]	Antares CLO Ltd., 2018-1A, B, 144A, FRN, (3-month USD LIBOR + 1.65%), 4/20/31	United States	12,900,000	$12,900,000
[t]	Argent Securities Inc. Asset-Backed Pass-Through Certificates, 2005-W2, A2C, FRN, 2.257%, (1-month USD LIBOR + 0.36%), 10/25/35	United States	2,689,567	2,699,655
[e,t]	Atrium IX, 9A, AR, 144A, FRN, 3.224%, (3-month USD LIBOR + 1.24%), 5/28/30	United States	4,500,000	4,520,250
[e,t]	Atrium X, 10A, CR, 144A, FRN, 4.298%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	13,680,000	13,699,426
[e,t]	Atrium XIII,
	2013A, B, 144A, FRN, 3.862%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,700,000	2,708,964
	2013A, C, 144A, FRN, 4.162%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	3,753,500	3,753,425
	2013A, D, 144A, FRN, 5.062%, (3-month USD LIBOR + 2.70%), 11/21/30	United States	5,500,000	5,562,480
[e,t]	Bain Capital Credit CLO,
	2018-1A, A1, 144A, FRN, 3.322%, (3-month USD LIBOR + 0.96%), 4/23/31	United States	12,000,000	11,975,520
	2018-1A, A2, 144A, FRN, 3.512%, (3-month USD LIBOR + 1.15%), 4/23/31	United States	5,100,000	5,097,297
[t]	Bear Stearns ALT-A Trust, 2004-13, A2, FRN, 2.777%, (1-month USD LIBOR + 0.88%), 11/25/34	United States	328,364	327,364
[e,t]	Bellemeade Re 2018-1 Ltd., 2018-1A, M1B, 144A, FRN, 3.477%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	9,850,000	9,850,000
[e,t]	Birchwood Park CLO Ltd.,
	2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	3,250,000	3,253,445
	2014-1A, D2R, 144A, FRN, 5.748%, (3-month USD LIBOR + 3.40%), 7/15/26	United States	1,500,000	1,502,475
[e,t]	BlueMountain CLO Ltd., 2014, CL 3A, 144A, FRN, 3.488%, (3-month USD LIBOR + 1.14%), 10/15/26	United States	8,100,000	8,105,670
[e,t]	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, B, 144A, FRN, 4.509%, (3-month USD LIBOR + 2.15%), 10/20/30	United States	4,010,000	4,026,080
[e,t]	BlueMountain Fuji U.S. CLO III Ltd.,
	2017-3A, C, 144A, FRN, 3.427%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	1,500,000	1,492,710
	2017-3A, D, 144A, FRN, 4.127%, (3-month USD LIBOR + 2.40%), 1/15/30	United States	1,600,000	1,578,224
[e,t]	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, AR, 144A, FRN, 3.809%, (3-month USD LIBOR + 1.45%), 1/20/29	United States	6,280,000	6,313,661
	2014-1A, A1R2, 144A, FRN, 3.31%, (3-month USD LIBOR + 0.97%), 4/17/31	United States	725,000	725,012
	2014-1A, A2R2, 144A, FRN, 3.47%, (3-month USD LIBOR + 1.13%), 4/17/31	United States	6,300,000	6,311,263
	2014-3A, A1AR, 144A, FRN, 3.516%, (3-month USD LIBOR + 1.15%), 7/27/26	United States	1,250,000	1,251,150

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,t]	Carlyle U.S. CLO Ltd.,
	2017-1A, A1A, 144A, FRN, 3.659%, (3-month USD LIBOR + 1.30%), 4/20/31	United States	18,800,000	$18,876,140
	2017-2A, A1B, 144A, FRN, 3.579%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	10,650,000	10,682,056
	2017-2A, B, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	8,829,000	8,888,861
	2017-3A, B, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	1,000,000	1,005,430
	2017-4A, C, 144A, FRN, 5.148%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	545,000	545,038
	2017-5A, A2, 144A, FRN, 3.13%, (3-month USD LIBOR + 1.40%), 1/20/30	United States	2,000,000	2,000,040
	2017-5A, B, 144A, FRN, 3.53%, (3-month USD LIBOR + 1.80%), 1/20/30	United States	7,000,000	7,000,210
[e,t]	Catamaran CLO Ltd.,
	2014-2A, BR, 144A, FRN, 5.305%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	6,401,000	6,457,521
	2015-1A, C2R, 144A, FRN, 4.312%, (3-month USD LIBOR + 1.95%), 4/22/27	United States	7,600,000	7,619,000
[e,t]	Cent CLO LP,
	2014-22A, A1R, 144A, FRN, 3.203%, (3-month USD LIBOR + 1.41%), 11/07/26	United States	6,280,000	6,283,831
	2014-22A, C, 144A, FRN, 5.543%, (3-month USD LIBOR + 3.75%), 11/07/26	United States	2,500,000	2,506,225
[e,t]	Cent CLO Ltd.,
	2013-17A, A1, 144A, FRN, 3.067%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	7,345,807	7,356,091
	2013-17A, B, 144A, FRN, 4.767%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	3,500,000	3,513,055
	2013-20A, AR, 144A, FRN, 3.46%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	7,708,166	7,718,033
	2013-20A, CR, 144A, FRN, 4.71%, (3-month USD LIBOR + 2.35%), 1/25/26	United States	3,500,000	3,509,135
[e,t]	Centerline REIT Inc., 2004-RR3, A2, 144A, 4.76%, 9/21/45	United States	1,748,871	1,757,966
[t]	Chase Funding Trust, 2004-2, 2A2, FRN, 2.397%, (1-month USD LIBOR + 0.50%), 2/26/35	United States	625,033	609,621
[e,s]	Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	1,550,885	1,527,671
	Conseco Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	2,160,678	2,326,761
[e,t]	Cook Park CLO Ltd., 2018-1A, A2, 144A, FRN, 3.468%, (3-month USD LIBOR + 1.12%), 4/17/30	United States	6,000,000	5,999,400
	Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	232,582	240,587
[e,t]	Dryden 33 Senior Loan Fund, 2014-33A, AR, 144A, FRN, 3.778%, (3-month USD LIBOR + 1.43%), 10/15/28	United States	12,185,000	12,219,240
[e,t]	Dryden 34 Senior Loan Fund, 2014-34A, AR, 144A, FRN, 3.508%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	16,911,173	16,911,173
[e,t]	Dryden 38 Senior Loan Fund, 2015-38A, A, 144A, FRN, 3.778%, (3-month USD LIBOR + 1.43%), 7/15/27	United States	21,757,143	21,795,871

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,t]	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.318%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	18,000,000	$17,982,000
[e,t]	Dryden 49 Senior Loan Fund,
	2017-49A, A, 144A, FRN, 3.565%, (3-month USD LIBOR + 1.21%), 7/18/30	United States	7,030,000	7,047,013
	2017-49A, C, 144A, FRN, 4.705%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	5,320,000	5,348,675
[e,t]	Dryden 50 Senior Loan Fund,
	2017-50A, A1, 144A, FRN, 3.568%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	5,660,000	5,672,509
	2017-50A, C, 144A, FRN, 4.598%, (3-month USD LIBOR + 2.25%), 7/15/30	United States	2,600,000	2,613,052
[e,t]	Dryden 53 CLO Ltd.,
	2017-53A, B, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	2,200,000	2,182,554
	2017-53A, C, 144A, FRN, 4.048%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	7,200,000	7,175,592
	2017-53A, D, 144A, FRN, 4.748%, (3-month USD LIBOR + 2.40%), 1/15/31	United States	5,400,000	5,339,736
[e,i,v]	Dryden 64 CLO Ltd.,
	2018-64A, A, 144A, FRN, (3-month USD LIBOR + 0.97%), 4/18/31	United States	1,200,000	1,200,000
	2018-64A, D, 144A, FRN, (3-month USD LIBOR + 2.65%), 4/18/31	United States	4,000,000	4,000,000
[e,t]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 3.548%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	10,096,000	10,080,250
[e,s]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	3,255,000	3,248,303
[t]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	2,633,377	2,710,080
	2014-DN3, M3, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	16,293,897	17,862,973
	2014-DN4, M3, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	10,871,051	12,126,788
	2015-DN1, M3, FRN, 6.047%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	14,724,832	15,877,744
	2015-DNA2, M3, FRN, 5.797%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	25,057,000	27,856,087
	2015-DNA3, M2, FRN, 4.747%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	17,489,231	18,146,183
	2015-DNA3, M3, FRN, 6.597%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	3,330,000	3,999,911
	2015-HQ1, M3, FRN, 5.697%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	28,711,666	30,924,951
	2015-HQ2, M3, FRN, 5.147%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	780,000	884,455
	2015-HQA1, M2, FRN, 4.547%, (1-month USD LIBOR + 2.65%), 3/25/28	United States	17,164,818	17,501,415
	2015-HQA2, M2, FRN, 4.697%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	2,371,708	2,439,993

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[t]	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	2016-DNA1, M2, FRN, 4.772%, (1-month USD LIBOR + 2.90%), 7/25/28	United States	6,660,063	$6,838,358
	2016-DNA2, M2, FRN, 4.097%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	28,064,864	28,425,155
	2016-HQA1, M2, FRN, 4.647%, (1-month USD LIBOR + 2.75%), 9/25/28	United States	13,637,806	13,955,718
	2016-HQA2, M2, FRN, 4.147%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	21,255,888	21,767,946
	2016-HQA3, M2, FRN, 3.247%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	2,250,000	2,282,699
[e,t]	Flagship CLO VIII Ltd.,
	2014-8A, AR, 144A, FRN, 3.598%, (3-month USD LIBOR + 1.25%), 1/16/26	United States	5,900,000	5,909,853
	2014-8A, D, 144A, FRN, 6.048%, (3-month USD LIBOR + 3.70%), 1/16/26	United States	3,900,000	3,913,572
[t]	FNMA Connecticut Avenue Securities,
	2014-C02, 1M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,690,000	3,924,919
	2014-C02, 2M2, FRN, 4.497%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	3,583,619	3,785,586
	2014-C03, 1M2, FRN, 4.897%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	18,699,366	20,006,358
	2014-C04, 1M1, FRN, 6.797%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	9,898,203	11,349,053
	2014-C04, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	4,948,292	5,559,105
	2015-C01, 1M2, FRN, 6.197%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	3,945,265	4,363,561
	2015-C01, 2M2, FRN, 6.447%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	17,981,012	19,552,614
	2015-C02, 1M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	7,450,585	8,184,855
	2015-C02, 2M2, FRN, 5.897%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	5,684,708	6,136,497
	2015-C03, 1M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	13,092,628	14,947,115
	2015-C03, 2M2, FRN, 6.897%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	5,861,579	6,536,603
	2017-C01, 1B1, FRN, 7.647%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	5,375,000	6,326,145
[e]	FREMF Mortgage Trust, 2018-K72, B, 144A, 3.992%, 12/25/50	United States	17,900,000	17,360,526
[e,t]	Galaxy XXVII CLO Ltd.,
	2018-27A, A, 144A, FRN, 3.383%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	1,000,000	1,000,561
	2018-27A, C, 144A, FRN, 5.113%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	750,000	737,983

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e]	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,603,474	$2,577,669
[e,t]	Gilbert Park CLO Ltd.,
	2017-1A, B, 144A, FRN, 3.948%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	1,000,000	1,005,000
	2017-1A, D, 144A, FRN, 5.298%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	2,600,000	2,615,626
[t]	GSAA Home Equity Trust, 2005-5, M3, FRN, 2.842%, (1-month USD LIBOR + 0.945%), 2/25/35	United States	2,283,425	2,272,982
[e,t]	HayFin Kingsland IX Ltd., 2013-6A, BR, 144A, FRN, 4.159%, (3-month USD LIBOR + 1.80%), 4/28/31	United States	14,500,000	14,500,000
[t]	Home Equity Mortgage Trust, 2004-4, M3, FRN, 2.872%, (1-month USD LIBOR + 0.975%), 12/25/34	United States	1,717,944	1,717,888
[e,t]	Invitation Homes Trust,
	2015-SFR1, B, 144A, FRN, 3.746%, (1-month USD LIBOR + 1.85%), 3/17/32	United States	7,400,000	7,407,634
	2015-SFR2, C, 144A, FRN, 3.896%, (1-month USD LIBOR + 2.00%), 6/17/32	United States	2,340,000	2,342,029
	2015-SFR3, C, 144A, FRN, 3.896%, (1-month USD LIBOR + 2.00%), 8/17/32	United States	10,402,000	10,411,453
[e,t]	LCM 26 Ltd.,
	26A, B, 144A, FRN, 3.326%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	2,000,000	1,995,400
	26A, C, 144A, FRN, 3.726%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	9,600,000	9,539,040
	26A, D, 144A, FRN, 4.426%, (3-month USD LIBOR + 2.50%), 1/20/31	United States	600,000	596,844
[e,t]	LCM XVI LP, 16A, DR, 144A, FRN, 5.348%, (3-month USD LIBOR + 3.00%), 7/15/26	United States	2,750,000	2,755,610
[e,i,v]	LCM XVIII LP, 2018A, CR, 144A, FRN, (3-month USD LIBOR + 1.85%), 4/20/31	United States	2,000,000	2,000,000
[e,t]	LCM XXIII Ltd., 23A, A2, 144A, FRN, 4.209%, (3-month USD LIBOR + 1.85%), 10/20/29	United States	2,000,000	2,013,880
[e,t]	LCM XXV Ltd., 25A, C2, 144A, FRN, 4.659%, (3-month USD LIBOR + 2.30%), 7/20/30	United States	443,666	446,363
[e,t]	Long Point Park CLO Ltd.,
	2017-1A, A2, 144A, FRN, 3.061%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	5,800,000	5,793,794
	2017-1A, B, 144A, FRN, 3.386%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	2,700,000	2,702,484
	2017-1A, C, 144A, FRN, 4.086%, (3-month USD LIBOR + 2.40%), 1/17/30	United States	3,100,000	3,099,690
[e,t]	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.066%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	3,840,000	3,881,971
	2017-23A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	1,000,000	1,005,670

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e],t	Madison Park Funding XXVII Ltd., 2018-27A, A1B, 144A, FRN, 3.177%, (3-month USD LIBOR + 1.13%), 4/20/30	United States	6,837,000	$6,832,146
[e,t]	Magnetite IX Ltd., 2014-9A, BR, 144A, FRN, 4.36%, (3-month USD LIBOR + 2.00%), 7/25/26	United States	1,010,000	1,011,192
[e,t]	Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.589%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	6,000,000	6,014,400
[s]	Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 3.711%, 2/25/34	United States	1,318,768	1,108,105
[e,t]	Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 3.855%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	5,772,370	5,790,438
[e,t]	Neuberger Berman CLO XVI-S Ltd.,
	2017-16SA, C, 144A, FRN, 3.948%, (3-month USD LIBOR + 1.60%), 1/15/28	United States	2,350,000	2,340,060
	2017-16SA, D, 144A, FRN, 4.848%, (3-month USD LIBOR + 2.50%), 1/15/28	United States	650,000	643,396
[e,t]	Neuberger Berman Loan Advisers CLO Ltd., 2018-27A, C, 144A, FRN, 3.717%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	4,900,000	4,898,824
[e,t]	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.494%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	11,200,000	11,202,576
[e,t]	Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.055%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	9,050,000	9,050,181
[e,t]	Octagon Investment Partners 31 LLC, 2017-1A, C, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 7/20/30	United States	1,707,068	1,716,593
[e,t]	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 3.859%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	400,000	401,544
	2017-1A, C, 144A, FRN, 5.109%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	2,800,000	2,792,160
[e,t]	Octagon Investment Partners 35 Ltd.,
	2018-1A, A1B, 144A, FRN, 2.848%, (3-month USD LIBOR + 1.10%), 1/20/31	United States	3,325,000	3,324,668
	2018-1A, B, 144A, FRN, 3.448%, (3-month USD LIBOR + 1.70%), 1/20/31	United States	450,000	442,656
[e,t]	Octagon Investment Partners 36 Ltd.,
	2018-1A, A1, 144A, FRN, 2.726%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	9,000,000	9,000,090
	2018-1A, A2, 144A, FRN, 2.956%, (3-month USD LIBOR + 1.20%), 4/15/31	United States	8,500,000	8,505,588
[e,t]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.941%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	6,500,000	6,507,150
[e,t]	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 3.461%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,170,000	1,170,117
	2015-1A, CR, 144A, FRN, 4.111%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,700,000	2,700,297
	2015-1A, DR, 144A, FRN, 4.811%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	1,000,000	1,000,130

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[e,t]	Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.297%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	6,557,000	$6,573,166
[e,t]	TCI-Cent CLO Income Note Issuer Ltd.,
	2017-1A, B, 144A, FRN, 4.71%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	3,069,687	3,093,569
	2017-1A, C, 144A, FRN, 6.01%, (3-month USD LIBOR + 3.65%), 7/25/30	United States	1,000,000	1,012,680
[e,t]	TCI-Flatiron CLO Ltd.,
	2017-1A, B, 144A, FRN, 3.187%, (3-month USD LIBOR + 1.56%), 11/17/30	United States	3,500,000	3,500,175
	2017-1A, C, 144A, FRN, 3.477%, (3-month USD LIBOR + 1.85%), 11/17/30	United States	2,800,000	2,812,404
	2017-1A, D, 144A, FRN, 4.377%, (3-month USD LIBOR + 2.75%), 11/17/30	United States	11,800,000	11,840,120
[e,s]	Towd Point Mortgage Trust,
	2017-1, A2, 144A, FRN, 3.50%, 10/25/56	United States	8,862,000	8,819,336
	2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	5,369,096	5,297,077
[e,t]	Voya CLO Ltd.,
	2013-2A, CR, 144A, FRN, 5.094%, (3-month USD LIBOR + 2.75%), 4/25/31	United States	1,650,000	1,647,822
	2014-1A, BR2, 144A, FRN, 4.255%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	1,000,000	1,000,000
	2014-1A, CR2, 144A, FRN, 5.155%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	4,000,000	4,000,000
	2015-2A, A, 144A, FRN, 3.762%, (3-month USD LIBOR + 1.40%), 7/23/27	United States	4,840,000	4,852,052
	2017-3A, B, 144A, FRN, 4.709%, (3-month USD LIBOR + 2.35%), 7/20/30	United States	3,091,704	3,120,240
	Wells Fargo Mortgage Backed Securities Trust,
	[s] 2004-W, A9, FRN, 3.707%, 11/25/34	United States	965,072	991,135
	2007-3, 3A1, 5.50%, 4/25/22	United States	131,505	134,204
[e,t]	West CLO Ltd.,
	2014-1A, A2R, 144A, FRN, 3.705%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	2,860,000	2,862,002
	2014-1A, BR, 144A, FRN, 4.205%, (3-month USD LIBOR + 1.85%), 7/18/26	United States	5,060,000	5,069,310

				950,129,668

	Real Estate 0.0%†
[e,u]	Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	1,326,292	1,317,265

	Utilities 0.0%†
[e,t]	Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.558%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	1,175,000	1,181,991

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $968,304,580)			975,715,076

	Mortgage-Backed Securities 23.4%
[w]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.027%, (11th District COF +/- MBS Margin), 11/01/27	United States	1,457,040	1,468,990

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 12.8%
	FHLMC 30 Year, 6.00%, 6/01/37	United States	38,108	$42,404
	FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	87,572	98,707
	FHLMC 30 Year, 7.00%, 7/01/31	United States	6,208	6,443
	FHLMC 30 Year, 8.00%, 2/01/30	United States	23,565	27,284
	FHLMC 30 Year, 8.50%, 10/01/24	United States	4,443	4,856
	FHLMC Gold 15 Year, 5.00%, 9/01/18	United States	2,549	2,564
	FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	101,944	104,387
	FHLMC Gold 15 Year, 6.00%, 10/01/21 - 9/01/22	United States	281,331	289,965
	FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	92,623,953	92,022,903
	FHLMC Gold 30 Year, 3.50%, 4/01/48	United States	123,486,041	122,691,422
	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	126,520,000	129,068,482
[x]	FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	188,630,000	192,093,120
	FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	1,861,475	1,950,127
	FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	10,727,274	11,475,085
	FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	881,060	962,601
	FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	1,186,002	1,317,336
	FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	913,228	1,029,390
	FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	67,051	74,703
	FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	16,396	18,877
	FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	2,073	2,363
	FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	471	475
	FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	5,697	5,718

				553,289,212

[w]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
	FNMA, 3.301%, (6-month USD LIBOR +/- MBS Margin), 10/01/32	United States	173,108	175,788
	FNMA, 3.219% - 3.573%, (12-month USD LIBOR +/- MBS Margin), 2/01/34 - 3/01/37	United States	1,143,886	1,187,317
	FNMA, 3.818%, (US 3 Year CMT T-Note +/- MBS Margin), 12/01/24	United States	10,424	10,651
	FNMA, 2.027% - 4.107%, (11th District COF +/- MBS Margin), 12/01/27 - 9/01/34	United States	3,122,813	3,232,456
	FNMA, 3.418% - 4.214%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/25 - 10/01/36	United States	337,132	354,176

				4,960,388

	Federal National Mortgage Association (FNMA) Fixed Rate 9.3%
	FNMA 15 Year, 3.00%, 4/01/33	United States	103,063,515	102,314,910
	FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	17,952	18,089
	FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	1,655	1,681
	FNMA 15 Year, 5.50%, 12/01/22 - 12/01/23	United States	112,293	116,096
	FNMA 15 Year, 6.00%, 9/01/22	United States	52,036	53,042
	FNMA 30 Year, 3.50%, 11/01/47	United States	124,112,483	123,341,096
	FNMA 30 Year, 3.50%, 3/01/48	United States	53,147,928	52,799,464
	FNMA 30 Year, 4.00%, 4/01/48	United States	17,449,044	17,797,700
[x]	FNMA 30 Year, 4.00%, 5/01/48	United States	40,500,000	41,230,900
[x]	FNMA 30 Year, 4.50%, 5/01/48	United States	41,500,000	43,205,391
	FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	1,749,423	1,874,773
	FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	6,284,134	6,885,117
	FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	8,066,082	8,992,280
	FNMA 30 Year, 6.50%, 8/01/28 - 5/01/37	United States	214,376	238,978
	FNMA 30 Year, 7.00%, 11/01/25	United States	3,410	3,429
	FNMA 30 Year, 7.50%, 1/01/30	United States	12,683	14,547

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Principal Amount*	Value

	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate (continued)
	FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	71,181	$83,949
	FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	69,280	71,230

				399,042,672

[w]	Government National Mortgage Association (GNMA) Adjustable Rate 0.0%†
	GNMA, 2.375% - 3.125%, (US 1 Year CMT T-Note +/- MBS Margin), 1/20/23 - 10/20/26	United States	36,550	37,531

	Government National Mortgage Association (GNMA) Fixed Rate 1.2%
	GNMA I SF 30 Year, 3.50%, 4/20/48	United States	16,000,000	16,032,561
	GNMA I SF 30 Year, 6.00%, 1/15/39	United States	185,973	207,431
	GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	28,661	32,083
	GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	32,912	36,657
	GNMA I SF 30 Year, 7.50%, 1/15/22 - 5/15/26	United States	59,384	60,531
	GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,467	1,504
	GNMA II SF 30 Year, 3.50%, 9/20/47	United States	35,587,066	35,659,078
	GNMA II SF 30 Year, 6.00%, 5/20/31	United States	4,351	4,866
	GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	408,080	458,644
	GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	48,911	54,660

				52,548,015

	Total Mortgage-Backed Securities
	(Cost $1,021,775,697)			1,011,346,808

	Municipal Bonds 1.8%
	California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,530,127
	Chicago Transit Authority Sales and Transfer Tax Receipts Revenue,
	Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	1,048,032
	Industry Public Facilities Authority Tax Allocation Revenue,
	Transportation District, Industrial Redevelopment Project No. 2,
	Refunding, Series B, AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,228,800
	Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
	10/01/24	United States	5,760,000	6,243,437
	New Jersey EDA Revenue, School Facilities Construction,
	Refunding, Series NN, 5.00%, 3/01/30	United States	3,300,000	3,473,085
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	2,810,000	2,777,962
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	4,570,000	4,840,773
	Consolidated, Refunding, One Hundred Ninety-Second Series, 4.81%, 10/15/65	United States	15,000,000	17,073,150
	Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	8,875,000	8,256,281
[y]	Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000	4,890,000
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	6,150,000	5,980,199
	University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000	10,993,057

	Total Municipal Bonds (Cost $82,396,398)			78,334,903

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

		Country	Shares	Value

	Escrows and Litigation Trusts 0.0%
a,ab	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	$—
a,ab	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Escrows and Litigation Trusts (Cost $2,307)			—

	Total Investments before Short Term Investments
	(Cost $4,580,151,361)			4,504,189,915

	Short Term Investments (Cost $68,893,179) 1.6%

	Money Market Funds 1.6%
[b,z]	Institutional Fiduciary Trust Money Market Portfolio, 1.30%	United States	68,893,179	68,893,179

	Total Investments (Cost $4,649,044,540) 106.0%			4,573,083,094
	Other Assets, less Liabilities (6.0)%			(258,036,215)

	Net Assets 100.0%			$4,315,046,879

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(f).

abFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

acSee Note 8 regarding restricted securities.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cVariable rate security. The rate shown represents the yield at period end.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $36,630,442, representing 0.8% of net assets.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2018, the aggregate value of these securities was $1,134,441,243, representing 26.3% of net assets.

fPerpetual security with no stated maturity date.

gSee Note 1(e) regarding loan participation notes.

hIncome may be received in additional securities and/or cash.

iSecurity purchased on a when-issued basis. See Note 1(c).

jThe coupon rate shown represents the rate at period end.

kSee Note 1(h) regarding senior floating rate interests.

lA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

mA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

nPrincipal amount is stated in 100 Mexican Peso Units.

oThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

pRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(j).

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rPrincipal amount of security is adjusted for inflation. See Note 1(j).

sAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

tThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

uThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

vThe coupon rate will be determined at time of issue.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

ySee Note 7 regarding defaulted securities.

zThe rate shown is the annualized seven-day effective yield at period end.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	280	$26,959,651		6/15/18	$(74,876)
Canada 10 Yr. Bond	Long	377	38,616,574		6/20/18	110,713
Euro-Bund	Short	50	9,586,705		6/07/18	(110,038)
U.S. Treasury 2 Yr. Note	Long	61	12,934,859		6/29/18	(36,371)
U.S. Treasury 5 Yr. Note	Long	2,642	299,887,641		6/29/18	(1,678,628)
U.S. Treasury 10 Yr. Note Ultra	Short	333	42,587,578		6/20/18	315,152
U.S. Treasury 30 Yr. Bond	Long	1,200	172,612,500		6/20/18	971,760

Total Futures Contracts						$(502,288)

*As of period end.

At April 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	JPHQ	Sell	6,009,460	7,508,941			9/19/18	$166,092	$—
Polish Zloty	JPHQ	Buy	31,600,000	9,341,236			9/19/18	—	(309,263)
Swedish Krona	JPHQ	Buy	131,600,000	16,015,577			9/19/18	—	(786,727)
United States Dollar	DBAB	Buy	25,564,614	20,461,349		EUR	9/19/18	563,270	—
Australian Dollar	JPHQ	Sell	19,098,000	14,833,321			10/09/18	439,637	—
Canadian Dollar	JPHQ	Sell	15,760,000	12,541,280			10/09/18	217,001	—
Indian Rupee	DBAB	Buy	631,935,000	9,574,773			10/09/18	—	(249,934)
Indian Rupee	JPHQ	Buy	980,000,000	14,812,143			10/09/18	—	(351,254)
Indonesian Rupiah	DBAB	Buy	139,844,100,000	10,016,768			10/09/18	—	(154,771)
Indonesian Rupiah	JPHQ	Buy	90,600,000,000	6,482,078			10/09/18	—	(92,842)
Mexican Peso	JPHQ	Buy	201,250,000	10,708,603			10/09/18	—	(218,801)
Philippine Peso	JPHQ	Sell	230,000,000	4,356,886			10/09/18	—	(44,860)
South Korean Won	JPHQ	Buy	11,300,000,000	10,610,030			10/10/18	6,657	—
South Korean Won	JPHQ	Sell	11,300,000,000	10,675,989			10/10/18	59,302	—
Japanese Yen	JPHQ	Sell	1,400,000,000	12,917,274			1/23/19	—	(166,897)

Total Forward Exchange Contracts								$1,451,959	$(2,375,349)

Net unrealized appreciation (depreciation)									$(923,390)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

At April 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Government of Turkey	(1.00)%	Quarterly		6/20/23	6,384,000			$273,350	$289,024	$(15,674)
Traded Index
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	161,000,000		EUR	(5,082,394)	(3,941,681)	(1,140,713)
Contracts to Sell Protection[c,d]
Single Name
Government of Indonesia	1.00%	Quarterly		6/20/23	11,400,000			(8,654)	18,557	(27,211)	BBB-
Traded Index
CDX.EM.29	1.00%	Quarterly		6/20/23	45,600,000			(831,531)	(901,453)	69,922	Non-
											Investment
											Grade
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	34,050,000			2,546,756	2,044,008	502,748	Non-
											Investment
											Grade
CDX.NA.IG.24	1.00%	Quarterly		6/20/25	25,000,000			141,543	(41,823)	183,366	Investment
											Grade
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	183,300,000			3,925,399	3,358,335	567,064	Investment
											Grade
Total Centrally Cleared Swap Contracts								$964,469	$824,967	$139,502

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp.	(5.00)%	Quarterly	JPHQ	6/20/22	13,275,000			$(2,278,593)	$(1,486,383)	$(792,210)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	5,200,000			(897,289)	(880,914)	(16,375)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	8,800,000			(1,518,488)	(1,501,191)	(17,297)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	3,800,000			(670,824)	(539,495)	(131,329)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	9,900,000			(1,747,675)	(1,358,166)	(389,509)
Best Buy Co. Inc.	(5.00)%	Quarterly	JPHQ	6/20/22	4,600,000			(812,051)	(673,896)	(138,155)
CSC Holdings LLC.	(5.00)%	Quarterly	GSCO	9/20/18	3,000,000			(72,806)	(24,190)	(48,616)
CSC Holdings LLC.	(5.00)%	Quarterly	GSCO	3/20/19	9,000,000			(421,850)	(105,805)	(316,045)
Dish DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	6,520,000			(334,072)	(299,938)	(34,134)
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	3,350,000			(18,117)	64,898	(83,015)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	5,000,000		$(422,383)	$ (344,812)	$(77,571)
PHH Corp.	(5.00)%	Quarterly	GSCO	9/20/19	5,400,000		(365,396)	13,047	(378,443)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	3,600,000		(221,495)	(182,705)	(38,790)
Sanmina Corp.	(5.00)%	Quarterly	GSCO	6/20/19	7,500,000		(461,447)	(375,894)	(85,553)
Springleaf Finance Corp.	(5.00)%	Quarterly	GSCO	6/20/20	700,000		(67,337)	(18,095)	(49,242)
Tenet Healthcare Corp.	(5.00)%	Quarterly	BZWS	3/20/19	2,325,000		(105,465)	(49,971)	(55,494)
Tenet Healthcare Corp.	(5.00)%	Quarterly	GSCO	3/20/19	7,335,000		(332,726)	(133,985)	(198,741)
Contracts to Sell Protection[c,d]
Single Name
Capital One Financial Corp.	1.00%	Quarterly	JPHQ	12/20/22	5,200,000		105,557	83,742	21,815	BBB
DISH DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	6,520,000		(247,020)	(88,694)	(158,326)	B
General Electric Co.	1.00%	Quarterly	CITI	12/20/22	11,000,000		129,798	103,487	26,311	A
Goldman Sachs Group Inc.	1.00%	Quarterly	BZWS	12/20/22	7,850,000		153,244	137,946	15,298	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/22	6,150,000		120,058	106,587	13,471	BBB+
Government of Colombia	1.00%	Quarterly	CITI	6/20/23	11,400,000		(23,952)	(30,653)	6,701	BBB-
Government of Mexico	1.00%	Quarterly	CITI	6/20/23	8,400,000		(44,164)	(61,656)	17,492	BBB+
Government of Mexico	1.00%	Quarterly	JPHQ	6/20/23	11,400,000		(59,937)	(85,526)	25,589	BBB+
Morgan Stanley	1.00%	Quarterly	BZWS	12/20/22	8,800,000		175,627	172,820	2,807	BBB+
Nabors Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	3,350,000		(184,860)	(363,059)	178,199	BB
Prudential Financial Inc.	1.00%	Quarterly	BOFA	12/20/21	8,800,000		187,534	(94,791)	282,325	A
Simon Property Group LP	1.00%	Quarterly	CITI	6/20/22	13,800,000		285,486	31,887	253,599	A
Simon Property Group LP	1.00%	Quarterly	JPHQ	6/20/22	20,950,000		433,401	171,099	262,302	A

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	10,400,000		$(1,897,608)	$(1,397,047)	$(500,561)	Non-
										Investment
										Grade
[e]Citibank Bespoke Hong Kong Index, Mezzanine Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	13,100,000		53,986	(179,755)	233,741	Non-
										Investment
										Grade
[e]Citibank Bespoke Index, Mezzanine Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	20,600,000		872	—	872	Non-
										Investment
										Grade
[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	3,600,000		(299,499)	(485,417)	185,918	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	7,500,000		(1,274,018)	(1,236,700)	(37,318)	Non-
										Investment
										Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	21,000,000		46,121	—	46,121	Non-
										Investment
										Grade

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating	[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/23	2,325,000	$55,730	$55,938	$(208)	Investment

									Grade
Total OTC Swap Contracts						$(13,031,658)	$(11,057,287)	$(1,974,371)

Total Credit Default Swap Contracts						$(12,067,189)	$(10,232,320)	$(1,834,869)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps,and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At April 30, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 1.44% Pay Fixed 1.50%	Quarterly Annual	HSBK	11/26/25	1,428,000 1,200,000	USD EUR	$ (3,563)
Receive Floating 3-month USD LIBOR + 1.395% Pay Fixed 1.50%	Quarterly Annual	HSBK	11/26/25	10,277,000 8,600,000	USD EUR	(11,548)
Receive Floating 3-month USD LIBOR + 1.415% Pay Fixed 1.50%	Quarterly Annual	HSBK	11/26/25	12,209,400 10,200,000	USD EUR	9,096

Total Cross Currency Swap Contracts						$ (6,015)

At April 30, 2018, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Fequency	Counterparty	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.96%	At maturity		8/31/24	$24,600,000	$ 717,096	$ —	$717,096

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Inflation Index Swap Contracts (continued)

Description	Payment Fequency	Counterparty	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.782%	At maturity	JPHQ	5/27/24	$35,700,000	$1,600,456	$ —	$1,600,456

Total Inflation Index Swap Contracts					$2,317,552	$ —	$2,317,552

At April 30, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Bloomberg Barclays US Aggregate Bond Index[b]	1-month USD LIBOR + 0.22%	Monthly	BZWS	9/28/18	$100,000,000	$ (996,895)
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/18	68,000,000	883,862
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	9/20/18	36,200,000	(202,902)
Total Total Return Swap Contracts						$ (315,935)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the custom basket’s underlying instruments and their respective values and fees are as follows:

Underlying Instruments	Notional Value[c]	Value/ Unrealized Appreciation (Depreciation)	Percentage of Net Assets (%)[d]

FHLMC Gold 30 Year, 3.00%, 12/15/41	$ 304,815	$ (11,745)	(—)
FHLMC Gold 30 Year, 3.00%, 6/15/42	303,387	(12,368)	(—)
FHLMC Gold 30 Year, 3.00%, 4/15/46	814,971	(34,914)	(—)
FHLMC Gold 30 Year, 3.50%, 7/15/41	258,177	(8,267)	(—)
FHLMC Gold 30 Year, 3.50%, 2/15/45	499,757	(18,693)	(—)
FHLMC Gold 30 Year, 3.50%, 4/15/46	359,549	(13,797)	(—)
FHLMC Gold 30 Year, 3.50%, 6/15/47	647,622	(25,678)	(—)
FHLMC Gold 30 Year, 4.00%, 5/15/47	430,164	(14,719)	(—)
FNMA 30 Year, 3.00%, 12/25/41	576,807	(22,089)	(—)
FNMA 30 Year, 3.00%, 7/25/42	514,009	(20,831)	(—)
FNMA 30 Year, 3.00%, 4/25/46	1,071,682	(45,654)	(—)
FNMA 30 Year, 3.50%, 7/25/41	518,730	(18,909)	(—)
FNMA 30 Year, 3.50%, 9/25/42	307,188	(11,171)	(—)
FNMA 30 Year, 3.50%, 3/25/44	263,656	(10,623)	(—)
FNMA 30 Year, 3.50%, 2/25/45	744,854	(27,971)	(—)
FNMA 30 Year, 3.50%, 4/25/46	521,123	(20,078)	(—)
FNMA 30 Year, 3.50%, 6/25/47	855,262	(34,026)	(—)
FNMA 30 Year, 4.00%, 1/25/44	330,567	(10,923)	(—)
FNMA 30 Year, 4.00%, 5/25/44	683,640	(23,706)	(—)

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CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Total Return Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instruments	Notional Value[c]	Value/ Unrealized Appreciation (Depreciation)	Percentage of Net Assets (%)[d]

GNMA II SF 30 Year, 3.00%, 4/20/42	$ 256,862	$ (8,096)	(—)
GNMA II SF 30 Year, 3.00%, 10/20/42	266,891	(8,648)	(—)
GNMA II SF 30 Year, 3.00%, 3/20/45	285,792	(15,378)	(—)
GNMA II SF 30 Year, 3.00%, 4/20/46	1,038,206	(42,105)	(—)
GNMA II SF 30 Year, 3.50%, 11/20/41	323,023	(12,541)	(—)
GNMA II SF 30 Year, 3.50%, 4/20/44	255,429	(7,332)	(—)
GNMA II SF 30 Year, 3.50%, 5/20/44	1,036,162	(40,062)	(—)
GNMA II SF 30 Year, 3.50%, 4/20/45	678,335	(25,045)	(—)
GNMA II SF 30 Year, 3.50%, 4/20/46	660,283	(25,150)	(—)
GNMA II SF 30 Year, 4.00%, 5/20/47	466,196	(13,513)	(—)
U.S. Treasury Note, 1.50%, 10/31/19	305,098	(4,905)	(—)
U.S. Treasury Note, 1.50%, 8/15/26	284,737	(15,340)	(—)
U.S. Treasury Note, 1.625%, 2/15/26	289,726	(15,221)	(—)
U.S. Treasury Note, 1.625%, 5/15/26	289,929	(15,522)	(—)
U.S. Treasury Note, 2.00%, 11/30/22	309,169	(12,746)	(—)
U.S. Treasury Note, 2.00%, 2/25/25	315,125	(16,167)	(—)
U.S. Treasury Note, 2.00%, 8/15/25	313,667	(16,526)	(—)
U.S. Treasury Note, 2.00%, 11/15/26	297,667	(16,707)	(—)
U.S. Treasury Note, 2.125%, 12/31/22	310,254	(13,166)	(—)
U.S. Treasury Note, 2.125%, 5/15/25	318,748	(16,813)	(—)
U.S. Treasury Note, 2.25%, 11/15/24	322,964	(16,789)	(—)
U.S. Treasury Note, 2.25%, 11/15/25	320,570	(17,473)	(—)
U.S. Treasury Note, 2.25%, 2/15/27	301,721	(17,416)	(—)
U.S. Treasury Note, 2.25%, 8/15/27	300,851	(18,104)	(—)
U.S. Treasury Note, 2.25%, 11/15/27	302,208	(15,245)	(—)
U.S. Treasury Note, 2.375%, 8/15/24	324,184	(16,600)	(—)
U.S. Treasury Note, 2.375%, 5/15/27	306,449	(18,035)	(—)
U.S. Treasury Note, 2.50%, 5/15/24	320,643	(16,158)	(—)
U.S. Treasury Note, 2.625%, 11/15/20	279,725	(8,886)	(—)
U.S. Treasury Note, 2.75%, 11/15/23	291,750	(14,589)	(—)
U.S. Treasury Note, 2.75%, 2/15/24	250,787	(12,603)	(—)
All Other Underlying Instruments	78,370,889	(97,852)	(—)
Total	$100,000,000	$(996,895)	(—)

cNotional value represents the fair value at period end of each underlying instrument (including the financing rate fee which is calculated based on the swap contract’s original notional value of $100,000,000, allocated to each underlying instrument on a pro-rata basis).

dRepresents the weighting of the component in the custom index.

See Note 10 regarding other derivative information.

See Abbreviations on page 149.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2018 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$839,491,952	$3,086,935,978	$2,572,932,255	$4,442,527,402
Cost - Controlled affiliates (Note 3f)	—	—	—	100,000,000
Cost - Non-controlled affiliates (Note 3f)	43,056,833	625,267,799	133,816,630	106,517,138

Value - Unaffiliated issuers	$837,800,561	$3,033,831,851	$2,549,018,804	$4,367,393,858
Value - Controlled affiliates (Note 3f)	—	—	—	99,593,083
Value - Non-controlled affiliates (Note 3f)	43,056,833	619,151,330	133,677,703	106,096,153
Cash	—	6,955,998	938,061	8,425,834
Foreign currency, at value (cost $—, $—, $125,072 and $8,012,422, respectively)	—	—	124,346	7,979,964
Receivables:
Investment securities sold	4,914,011	5,466,280	127,203	221,720
Capital shares sold	871,511	11,574,258	4,330,619	3,358,285
Dividends and interest	2,795,263	6,696,853	11,905,490	29,310,164
Deposits with brokers for:
OTC derivative contracts	—	—	6,090,000	13,560,000
Futures contracts	—	—	664,064	5,083,957
Centrally cleared swap contracts	—	1,045,774	7,874,294	16,881,157
Variation margin on futures contracts	—	—	—	975,370
OTC swap contracts (upfront payments $—, $—, $195,577 and $1,079,080)	—	—	162,027	941,451
Unrealized appreciation on OTC forward exchange contracts	—	—	707,749	1,451,959
Unrealized appreciation on OTC swap contracts	—	—	612,336	4,065,975
Unrealized appreciation on unfunded loan commitments (Note 9)	—	254,801	32,044	69,996
FT Subsidiary deferred tax benefit (Note 1f)	—	—	—	376,087
Other assets	743	2,875	2,150	3,702

Total assets	889,438,922	3,684,980,020	2,716,266,890	4,665,788,715

Liabilities:
Payables:
Investment securities purchased	11,188,378	118,881,545	35,302,752	319,397,829
Capital shares redeemed	3,340,440	8,359,258	4,766,187	5,986,754
Management fees	351,092	1,229,933	510,382	1,622,701
Distribution fees	187,605	531,807	381,749	787,352
Transfer agent fees	238,520	641,390	320,788	736,333
Distributions to shareholders	116,118	2,961,558	1,095,617	243,265
Variation margin on futures contracts	—	—	53,195	—
Variation margin on centrally cleared swap contracts	—	2,214	62,263	117,227
OTC swap contracts (upfront receipts $—, $—, $6,579,001 and $16,773,910)	—	—	4,512,903	11,998,738
Unrealized depreciation on OTC forward exchange contracts	—	—	627,884	2,375,349
Unrealized depreciation on OTC swap contracts	—	—	2,321,735	4,761,840
Accrued expenses and other liabilities	185,254	384,275	203,169	2,714,448

Total liabilities	15,607,407	132,991,980	50,158,624	350,741,836

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2018 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Net assets, at value	$ 873,831,515	$3,551,988,040	$2,666,108,266	$4,315,046,879

Net assets consist of:
Paid-in capital	$1,049,804,586	$3,775,629,829	$2,800,045,889	$4,572,197,536
Undistributed net investment income	—	1,492,022	—	—
Distributions in excess of net investment income	(5,484,857)	—	(15,162,209)	(14,893,004)
Net unrealized appreciation (depreciation)	(1,691,391)	(60,140,737)	(26,135,372)	(77,204,485)
Accumulated net realized gain (loss)	(168,796,823)	(164,993,074)	(92,640,042)	(165,053,168)

Net assets, at value	$ 873,831,515	$3,551,988,040	$2,666,108,266	$4,315,046,879

Class A:
Net assets, at value	$ 441,679,560	$1,249,003,927	$1,446,265,020	$2,902,912,420

Shares outstanding	54,104,237	142,390,996	149,747,452	306,845,273

Net asset value per share[b]	$8.16	$8.77	$9.66	$9.46

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively)	$8.35	$8.97	$9.88	$9.88

Class A1:
Net assets, at value	$104,091,834

Shares outstanding	12,754,868

Net asset value per share[b]	$8.16

Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.35

Class C:
Net assets, at value	$ 162,010,660	$ 518,444,466	$ 155,564,378	$ 314,318,428

Shares outstanding	19,858,674	59,099,719	16,172,977	33,454,576

Net asset value and maximum offering price per share[b]	$8.16	$8.77	$9.62	$9.40

Class R:
Net assets, at value				$ 32,407,395

Shares outstanding				3,438,971

Net asset value and maximum offering price per share				$9.42

Class R6:
Net assets, at value	$ 25,542,664	$ 136,402,862	$ 869,182,018	$ 436,269,999

Shares outstanding	3,123,869	15,545,831	89,445,010	45,819,678

Net asset value and maximum offering price per share	$8.18	$8.77	$9.72	$9.52

Advisor Class:
Net assets, at value	$ 140,506,797	$ 1,648,136,785	$ 195,096,850	$ 629,138,637

Shares outstanding	17,192,826	187,809,840	20,095,987	66,125,657

Net asset value and maximum offering price per share	$8.17	$8.78	$9.71	$9.51

aConsolidated financial statement. See Note 1(f).

bRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2018 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Investment income:
Dividends:
Unaffiliated issuers	$ —	$ 238,891	$ 784,271	$ 333,314
Controlled affiliates (Note 3f)	—	—	—	1,093,143
Non-controlled affiliates (Note 3f)	110,260	7,180,417	2,070,932	1,655,280
Interest: (net of foreign taxes)~
Unaffiliated issuers:
Paydown gain (loss)	(5,501,572)	—	(1,371,924)	(2,112,411)
Paid in cash	14,241,580	86,050,002	37,194,948	79,321,694
Other income (net of taxes of $112,444) (Note 1f and 1i)	—	—	—	33,599

Total investment income	8,850,268	93,469,310	38,678,227	80,324,619

Expenses:
Management fees (Note 3a)	2,283,499	8,795,157	6,545,584	10,421,523
Distribution fees: (Note 3c)
Class A	573,248	1,585,429	1,826,517	3,749,372
Class A1	51,776	—	—	—
Class C	563,633	1,706,075	527,984	1,084,067
Class R	—	—	—	83,490
Transfer agent fees: (Note 3e)
Class A	307,866	608,040	1,243,097	2,315,243
Class A1	74,592	—	—	—
Class C	116,426	251,651	139,276	257,491
Class R	—	—	—	25,965
Class R6	5,903	17,060	88,009	58,156
Advisor Class	98,513	765,631	190,819	489,949
Custodian fees (Note 4)	3,877	13,549	15,633	58,845
Reports to shareholders	74,624	105,896	112,818	305,145
Registration and filing fees	56,352	95,883	82,756	101,313
Professional fees	30,074	60,744	51,776	58,055
Trustees’ fees and expenses	5,768	17,978	12,866	24,731
Other	102,858	41,527	97,240	154,154

Total expenses	4,349,009	14,064,620	10,934,375	19,187,499
Expense reductions (Note 4)	(14)	(9,969)	(9,908)	(21,774)

Expenses waived/paid by affiliates (Note 3f and 3g)	(40,074)	(1,093,289)	(2,679,738)	(600,125)

Net expenses	4,308,921	12,961,362	8,244,729	18,565,600

Net investment income	4,541,347	80,507,948	30,433,498	61,759,019

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,313)	(859,263)	(8,581,361)	(46,831,842)
Foreign currency transactions	—	79	145,749	(727,531)
Forward exchange contracts	—	—	(1,028,249)	(1,940,320)
Futures contracts	—	—	(4,354,057)	(23,735,641)
TBA sale commitments	—	—	(365,381)	256,598
Swap contracts	—	(793,185)	(1,581,162)	(4,213,297)
Capital gain distributions from management investment companies:
Controlled affiliates (Note 3f)	—	—	—	98,678
Non-controlled affiliates (Note 3f)	—	1,510,184	523,977	276,033

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended April 30, 2018 (unaudited)

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund[a]

Capital gain distribution received in FT Subsidiary (net of taxes of $1,980,057) (Note 1f)	$ —	$ —	$ —	$ 4,678,986

Net realized gain (loss)	(7,313)	(142,185)	(15,240,484)	(72,138,336)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,099,466)	(19,194,559)	(21,779,584)	(91,779,120)
Controlled affiliates (Note 3f)	—	—	—	(610,376)
Non-controlled affiliates (Note 3f)	—	(5,516,944)	(1,882,728)	(1,656,930)
Translation of other assets and liabilities denominated in foreign currencies	—	—	24,982	35,348
Forward exchange contracts	—	—	(658,753)	(4,336,737)
Futures contracts	—	—	340,561	5,530,071
Swap contracts	—	289,803	961,659	14,316
Change in FT Subsidiary deferred tax benefit (Note 1f)	—	—	—	376,087

Net change in unrealized appreciation (depreciation)	(3,099,466)	(24,421,700)	(22,993,863)	(92,427,341)

Net realized and unrealized gain (loss)	(3,106,779)	(24,563,885)	(38,234,347)	(164,565,677)

Net increase (decrease) in net assets resulting from operations	$ 1,434,568	$ 55,944,063	$ (7,800,849)	$(102,806,658)

~Foreign taxes withheld on interest	$ —	$ —	$ 1,789	$ 1,342

aConsolidated financial statement. See Note 1(f).

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FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 4,541,347	$ 6,086,122	$ 80,507,948	$ 128,801,212
Net realized gain (loss)	(7,313)	96,773	(142,185)	(27,985,552)
Net change in unrealized appreciation (depreciation)	(3,099,466)	(7,106,295)	(24,421,700)	20,553,230

Net increase (decrease) in net assets resulting from operations	1,434,568	(923,400)	55,944,063	121,368,890

Distributions to shareholders from:
Net investment income:
Class A	(5,091,582)	(10,816,412)	(28,961,321)	(49,009,035)
Class A1	(1,320,781)	(2,796,558)	—	—
Class C	(1,579,214)	(3,300,858)	(10,947,931)	(17,722,222)
Class R6	(290,144)	(52,994)	(3,220,539)	(2,953,451)
Advisor Class	(1,811,604)	(4,370,331)	(38,484,908)	(58,557,532)

Total distributions to shareholders	(10,093,325)	(21,337,153)	(81,614,699)	(128,242,240)

Capital share transactions: (Note 2)
Class A	(46,286,937)	(164,170,469)	(104,153,742)	3,631,210
Class A1	(15,867,543)	(36,788,901)	—	—
Class C	(25,977,442)	(72,203,722)	(28,559,245)	(257,800)
Class R6	23,583,063	(132,241)	7,165,682	118,459,347
Advisor Class	(42,420,153)	(39,282,849)	(12,714,348)	568,347,099
Total capital share transactions	(106,969,012)	(312,578,182)	(138,261,653)	690,179,856

Net increase (decrease) in net assets	(115,627,769)	(334,838,735)	(163,932,289)	683,306,506

Net assets:
Beginning of period	989,459,284	1,324,298,019	3,715,920,329	3,032,613,823

End of period	$ 873,831,515	$ 989,459,284	$3,551,988,040	$3,715,920,329

Undistributed net investment income included in net assets:
End of period	$ —	$ 67,121	$ 1,492,022	$ 2,598,773

Distributions in excess of net investment income included in net assets:
End of period	$ (5,484,857)	$ —	$ —	$ —

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund[a]

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$30,433,498	$46,895,267	$61,759,019	$120,030,375
Net realized gain (loss)	(15,240,484)	(1,156,974)	(72,138,336)	(48,258,255)
Net change in unrealized appreciation (depreciation)	(22,993,863)	(6,135,070)	(92,427,341)	(10,230,159)

Net increase (decrease) in net assets resulting from operations	(7,800,849)	39,603,223	(102,806,658)	61,541,961

Distributions to shareholders from:
Net investment income:
Class A	(22,221,995)	(29,407,853)	(47,579,697)	(79,166,327)
Class C	(2,169,902)	(3,436,954)	(4,699,902)	(8,606,867)
Class R	—	—	(497,691)	(1,159,298)
Class R6	(13,612,573)	(12,604,268)	(7,302,064)	(2,523,966)
Advisor Class	(3,701,809)	(7,048,480)	(10,762,103)	(20,532,154)

Total distributions to shareholders	(41,706,279)	(52,497,555)	(70,841,457)	(111,988,612)

Capital share transactions: (Note 2)
Class A	(46,247,594)	3,455,292	(132,960,987)	(430,205,619)
Class C	(16,109,634)	(42,037,863)	(26,808,413)	(89,548,811)
Class R	—	—	(2,620,386)	(21,629,393)
Class R6	292,484,414	40,905,255	54,002,109	304,494,859
Advisor Class	(229,628,416)	205,066,211	58,755,731	(139,300,499)

Total capital share transactions	498,770	207,388,895	(49,631,946)	(376,189,463)

Net increase (decrease) in net assets	(49,008,358)	194,494,563	(223,280,061)	(426,636,114)
Net assets:
Beginning of period	2,715,116,624	2,520,622,061	4,538,326,940	4,964,963,054

End of period	$2,666,108,266	$2,715,116,624	$4,315,046,879	$4,538,326,940

Distributions in excess of net investment income included in net assets:
End of period	$(15,162,209)	$(3,889,428)	$(14,893,004)	$(5,810,566)

aConsolidated financial statement. See Note 1(f).

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a.    Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting

Policies (continued)

c.    Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d.    Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d.    Derivative Financial Instruments (continued)

as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

Certain or all Funds invest in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e.    Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The

Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f.    FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

During the period ended April 30, 2018, Turtle Bay Resort paid a distribution to FT Subsidiary upon the sale of a majority of its assets to a third party. The distribution received is reflected net of taxes as other income and capital gain distribution received in FT Subsidiary in the Consolidated Statement of Operations. For U.S. income tax purposes, this distribution is taxable to FT Subsidiary, and as such an estimated tax liability was recorded in FT Subsidiary. The estimated tax liability was calculated using FT Subsidiary’s prior year effective federal rate of 34%, and a blended Hawaii state rate of 4% of the 2017 estimated capital gain and 6.4% of the 2017 estimated ordinary income. The tax liability is reflected as FT Subsidiary income taxes in the Consolidated Statement of Assets and Liabilities. In addition, a deferred tax benefit was recorded on the unrealized depreciation of the security. When the Fund disposes of the security, the deferred asset is relieved and the Fund should incur a realized tax benefit. The estimated deferred tax benefit was calculated using a federal rate of 21% and a Hawaii state rate (net of federal tax benefit) of 3%. This is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2018, the net assets of FT Subsidiary were $5,435,831, representing 0.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

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g.    Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h.    Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

i.    Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

j.    Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

k.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2018
Shares sold	5,826,941	$47,819,823	13,780,479	$121,164,498
Shares issued in reinvestment of distributions	590,069	4,836,489	3,066,982	26,969,364
Shares redeemed	(12,051,736)	(98,943,249)	(28,664,705)	(252,287,604)

Net increase (decrease)	(5,634,726)	$(46,286,937)	(11,817,244)	$(104,153,742)

Year ended October 31, 2017
Shares sold	15,064,447	$125,693,039	44,354,738	$393,140,477
Shares issued in reinvestment of distributions	1,228,691	10,224,922	5,153,232	45,658,928
Shares redeemed	(36,005,848)	(300,088,430)	(49,104,181)	(435,168,195)

Net increase (decrease)	(19,712,710)	$(164,170,469)	403,789	$3,631,210

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Adjustable U.S. Government Securities Fund		Franklin Floating Rate Daily Access Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Six Months ended April 30, 2018
Shares sold	154,993	$1,270,135
Shares issued in reinvestment of distributions	151,849	1,244,452
Shares redeemed	(2,240,657)	(18,382,130)

Net increase (decrease)	(1,933,815)	$(15,867,543)

Year ended October 31, 2017
Shares sold	460,357	$3,832,460
Shares issued in reinvestment of distributions	318,104	2,645,959
Shares redeemed	(5,191,278)	(43,267,320)

Net increase (decrease)	(4,412,817)	$(36,788,901)

Class C Shares:
Six Months ended April 30, 2018
Shares sold	893,895	$7,329,087	4,430,033	$38,974,957
Shares issued in reinvestment of distributions	179,853	1,473,656	1,159,979	10,199,821
Shares redeemed	(4,240,915)	(34,780,185)	(8,835,458)	(77,734,023)

Net increase (decrease)	(3,167,167)	$(25,977,442)	(3,245,446)	$(28,559,245)

Year ended October 31, 2017
Shares sold	1,689,775	$14,082,487	15,908,252	$141,059,930
Shares issued in reinvestment of distributions	368,575	3,064,421	1,836,285	16,269,098
Shares redeemed	(10,729,636)	(89,350,630)	(17,787,164)	(157,586,828)

Net increase (decrease)	(8,671,286)	$(72,203,722)	(42,627)	$(257,800)

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	3,230,410	$26,647,231	2,067,164	$18,212,680
Shares issued in reinvestment of distributions	35,345	290,143	360,545	3,170,798
Shares redeemed	(408,023)	(3,354,311)	(1,614,332)	(14,217,796)

Net increase (decrease)	2,857,732	$23,583,063	813,377	$7,165,682

Year ended October 31, 2017
Shares sold	51,545	$430,037	15,034,860	$133,480,154
Shares issued in reinvestment of distributions	6,366	52,994	326,520	2,890,725
Shares redeemed	(73,967)	(615,272)	(2,023,706)	(17,911,532)

Net increase (decrease)	(16,056)	$(132,241)	13,337,674	$118,459,347

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	5,051,482	$41,460,716	36,308,483	$319,707,020
Shares issued in reinvestment of distributions	193,171	1,585,455	2,402,759	21,138,265
Shares redeemed	(10,392,992)	(85,466,324)	(40,169,783)	(353,559,633)

Net increase (decrease)	(5,148,339)	$(42,420,153)	(1,458,541)	$(12,714,348)

Year ended October 31, 2017
Shares sold	11,485,012	$95,774,135	125,873,007	$1,117,140,394
Shares issued in reinvestment of distributions	473,291	3,940,955	3,348,529	29,668,881
Shares redeemed	(16,675,962)	(138,997,939)	(65,298,771)	(578,462,176)

Net increase (decrease)	(4,717,659)	$(39,282,849)	63,922,765	$568,347,099

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2.  Shares of Beneficial Interest (continued)

	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended April 30, 2018
Shares sold	20,482,088	$199,614,815	26,293,546	$254,641,848
Shares issued in reinvestment of distributions	1,865,693	18,153,482	4,836,132	46,758,673
Shares redeemed	(27,075,170)	(264,015,891)	(44,906,850)	(434,361,508)

Net increase (decrease)	(4,727,389)	$(46,247,594)	(13,777,172)	$(132,960,987)

Year ended October 31, 2017
Shares sold	67,556,193	$665,223,690	60,861,062	$593,317,133
Shares issued in reinvestment of distributions	2,577,144	25,374,436	7,998,920	77,657,172
Shares redeemed	(69,776,656)	(687,142,834)	(113,164,691)	(1,101,179,924)

Net increase (decrease)	356,681	$3,455,292	(44,304,709)	$(430,205,619)

Class C Shares:
Six Months ended April 30, 2018
Shares sold	1,674,926	$16,256,877	2,414,579	$23,260,723
Shares issued in reinvestment of distributions	187,657	1,818,638	459,835	4,418,092
Shares redeemed	(3,522,981)	(34,185,149)	(5,678,989)	(54,487,228)

Net increase (decrease)	(1,660,398)	$(16,109,634)	(2,804,575)	$(26,808,413)

Year ended October 31, 2017
Shares sold	4,898,935	$48,093,413	5,424,433	$52,538,301
Shares issued in reinvestment of distributions	284,264	2,789,104	820,431	7,915,305
Shares redeemed	(9,466,240)	(92,920,380)	(15,488,386)	(150,002,417)

Net increase (decrease)	(4,283,041)	$(42,037,863)	(9,243,522)	$(89,548,811)

Class R Shares:
Six Months ended April 30, 2018
Shares sold			290,979	$2,794,262
Shares issued in reinvestment of distributions			48,623	468,487
Shares redeemed			(608,860)	(5,883,135)

Net increase (decrease)			(269,258)	$(2,620,386)

Year ended October 31, 2017
Shares sold			902,022	$8,746,669
Shares issued in reinvestment of distributions			114,619	1,108,621
Shares redeemed			(3,240,307)	(31,484,683)

Net increase (decrease)			(2,223,666)	$(21,629,393)

Class R6 Shares:
Six Months ended April 30, 2018
Shares sold	45,339,393	$445,228,812	10,036,729	$97,673,422
Shares issued in reinvestment of distributions	1,355,191	13,261,250	680,027	6,610,558
Shares redeemed	(17,011,967)	(166,005,648)	(5,180,860)	(50,281,871)

Net increase (decrease)	29,682,617	$292,484,414	5,535,896	$54,002,109

Year ended October 31, 2017
Shares sold	14,784,998	$146,559,335	38,903,238	$383,335,522
Shares issued in reinvestment of distributions	1,264,112	12,513,346	18,879	184,469
Shares redeemed	(11,934,303)	(118,167,426)	(8,043,063)	(79,025,132)

Net increase (decrease)	4,114,807	$40,905,255	30,879,054	$304,494,859

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	Franklin Low Duration Total Return Fund		Franklin Total Return Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2018
Shares sold	5,394,064	$52,909,713	14,109,048	$137,971,262
Shares issued in reinvestment of distributions	332,221	3,251,246	950,999	9,243,799
Shares redeemed	(28,993,216)	(285,789,375)	(9,114,989)	(88,459,330)

Net increase (decrease)	(23,266,931)	$(229,628,416)	5,945,058	$58,755,731

Year ended October 31, 2017
Shares sold	37,677,301	$372,780,265	48,423,990	$474,423,563
Shares issued in reinvestment of distributions	639,191	6,323,130	1,856,741	18,132,064
Shares redeemed	(17,587,989)	(174,037,184)	(64,272,380)	(631,856,126)

Net increase (decrease)	20,728,503	$205,066,211	(13,991,649)	$(139,300,499)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

a.  Management Fees (continued)

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the period ended April 30, 2018, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund
0.500%	0.499%	0.496%	0.472%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum

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annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—%	—%	—%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—%	—%	—%	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$25,969	$68,038	$84,146	$293,989
CDSC retained	$18,298	$23,164	$22,255	$ 18,596

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Transfer agent fees	$320,659	$761,922	$490,752	$1,055,619

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3.   Transactions with Affiliates (continued)

f.   Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended April 30, 2018, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)

Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	33,319,558	146,909,524	(137,172,249)	43,056,833	$43,056,833	$110,260	$—		$—

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	5,419,982	1,309,212	—	6,729,194	$66,484,441	$2,880,572	$1,510,184	[a]	$(3,182,528)
Franklin Middle Tier Floating Rate Fund	5,706,221	1,131,274	—	6,837,495	64,682,700	2,182,028	—		(2,334,416)
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	368,263,476	813,888,257	(694,167,544)	487,984,189	487,984,189	2,117,817	—		—

Total Affiliated Securities					$619,151,330	$7,180,417	$1,510,184		$(5,516,944)

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	1,893,663	—	—	1,893,663	$18,709,393	$899,011	$523,977	[a]	$(1,022,578)
Franklin Middle Tier Floating Rate Fund	2,389,308	—	—	2,389,308	22,602,850	837,608	—		(860,150)
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	79,803,015	593,221,199	(580,658,754)	92,365,460	92,365,460	334,313	—		—

Total Affiliated Securities					$133,677,703	$2,070,932	$523,977		$(1,882,728)

Franklin Total Return Fund

Controlled Affiliates
Franklin Flexible Alpha Bond Fund, Class R6	10,172,940	—	—	10,172,940	$99,593,083	$1,093,143	$98,678	[a]	$(610,376)

Non-Controlled Affiliates
Franklin Liberty Investment Grade Corporate ETF	400,000	—	—	400,000	$9,473,920	$161,891	$—		$(438,080)
Franklin Lower Tier Floating Rate Fund	997,589	—	—	997,589	9,856,180	473,602	276,033	[a]	(538,698)
Franklin Middle Tier Floating Rate Fund	1,889,310	—	—	1,889,310	17,872,874	662,326	—		(680,152)
Institutional Fiduciary Trust Money Market Portfolio, 1.30%	122,271,638	869,483,763	(922,862,222)	68,893,179	68,893,179	357,461	—		—

Total Non-Controlled Affiliates					$106,096,153	$1,655,280	$276,033		$(1,656,930)

Total Affiliated Securities					$205,689,236	$2,748,423	$374,711		$(2,267,306)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

aIncludes realized gain distributions received.

g.   Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.44% and 0.63%, respectively, and Class R6 does not exceed 0.33% and 0.49%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end. Prior to February 1, 2018, expenses for Franklin Low Duration Total Return Fund for Class A, Class C and Advisor Class were limited to 0.55%, and Class R6 was limited to 0.38%.

Additionally, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% for Franklin Adjustable U.S. Government Securities Fund and 0.02% for Franklin Floating Rate Daily Access Fund. Investor Services may discontinue this waiver in the future.

h.   Other Affiliated Transactions

At April 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund
3.3%	18.3%

i.   Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended April 30, 2018, were as follows:

Franklin Floating Rate Daily Access Fund

Purchases	$29,551,449
Sales	$—

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2018, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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5. Income Taxes (continued)

At October 31, 2017, the capital loss carryforwards were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Capital loss carryforwards subject to expiration:
2018	$ 39,689,305	$ —	$ —	$ —
2019	21,934,756	10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	21,349,453	19,104,268	23,578,932	42,643,785
Long term	85,815,996	135,097,489	48,789,244	52,328,720

Total capital loss carryforwards	$168,789,510	$164,484,166	$77,695,663	$94,972,505

At April 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Cost of investments	$882,548,785	$3,708,894,468	$2,709,788,111	$4,650,742,901

Unrealized appreciation	$ 4,380,043	$38,733,733	$16,904,284	$52,444,801
Unrealized depreciation	(6,071,434)	(98,786,848)	(49,562,294)	(140,552,412)

Net unrealized appreciation (depreciation)	$ (1,691,391)	$(60,053,115)	$(32,658,010)	$(88,107,611)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, swaps and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2018, were as follows:

	Franklin Adjustable U.S. Government Securities Fund	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Purchases	$ 39,280,809	$ 770,583,199	$1,010,270,453	$3,702,658,765
Sales	$143,498,414	$1,010,906,604	$1,013,867,060	$3,729,557,572

7. Credit Risk and Defaulted Securities

At April 30, 2018, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 69.7%, 21.9% and 17.8%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At April 30, 2018, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Floating Rate Daily Access Fund	$19,149,754	0.5%
Franklin Low Duration Total Return Fund	$946,205	0.0%	[a]
Franklin Total Return Fund	$4,890,000	0.1%

[a]Rounds to less than 0.1% of net assets.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

Franklin Low Duration Total Return Fund
12,326,925	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	$92,078	$9,892
1,226,701	K2016470219 South Africa Ltd., B	2/01/17	911	984
934,308	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 12/29/17	1,555,488	4,625
163,027	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	158,489	22,558

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$1,806,966	$38,059

Franklin Total Return Fund
28,762,824	K2016470219 South Africa Ltd., A	4/15/13 - 2/01/17	$221,469	$23,081
2,862,311	K2016470219 South Africa Ltd., B	2/01/17	2,125	2,297
2,180,053	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	4/15/13 - 12/29/17	3,717,690	10,791
380,400	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	369,808	52,637

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,311,092	$88,806

†Rounds to less than 0.1% of net assets.

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Unfunded Loan Commitments (continued)

At April 30, 2018, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Franklin Floating Rate Daily Access Fund
BMC Software Finance, Inc., Non-Extended US Revolving Commitment	$13,901,796
Appvion, Inc., New Money Term Loan (DIP II)	2,202,875

$16,104,671

Franklin Low Duration Total Return Fund
BMC Software Finance, Inc., Non-Extended US Revolving Commitment	$ 2,343,156

Franklin Total Return Fund
BMC Software Finance, Inc., Non-Extended US Revolving Commitment	$ 5,118,379

10. Other Derivative Information

At April 30, 2018, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Floating Rate Daily Access Fund
Credit contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$889,217	[a]

Franklin Low Duration Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$127,092	[a]	Variation margin on futures contracts	$1,136,289	[a]
	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	690,678	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	897,669
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	707,749		Unrealized depreciation on OTC forward exchange contracts	627,884
Credit contracts	Variation margin on centrally cleared swap contracts	911,110	[a]	Variation margin on centrally cleared swap contracts	516,237	[a]
	OTC swap contracts (Upfront payments)	162,027		OTC swap contracts (Upfront receipts)	4,512,903
	Unrealized appreciation on OTC swap contracts	612,336		Unrealized depreciation on OTC swap contracts	1,424,066
Inflation contracts	Variation margin on centrally cleared swap contracts	734,586	[a]	Variation margin on centrally cleared swap contracts	—

Totals		$3,254,900			$9,805,726

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Total Return Fund
Interest rate contracts	Variation margin on futures contracts	$1,397,625	[a]	Variation margin on futures contracts	$1,899,913	[a]
	Unrealized appreciation on OTC swap contracts	892,958		Unrealized depreciation on OTC swap contracts	1,214,908
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	1,451,959		Unrealized depreciation on OTC forward exchange contracts	2,375,349
Credit contracts	Variation margin on centrally cleared swap contracts	1,323,100	[a]	Variation margin on centrally cleared swap contracts	1,183,598	[a]
	OTC swap contracts (Upfront payments)	941,451		OTC swap contracts (Upfront receipts)	11,998,738
	Unrealized appreciation on OTC swap contracts	1,572,561		Unrealized depreciation on OTC swap contracts	3,546,932
Inflation contracts	Variation margin on centrally cleared swap contracts	717,096	[a]	Variation margin on centrally cleared swap contracts	—
	Unrealized appreciation on OTC swap contracts	1,600,456		Unrealized depreciation on OTC swap contracts	—
Value recovery instruments	Investments in securities, at value	321,424	[b]

Totals		$10,218,630			$22,219,438

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

For the period ended April 30, 2018, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Floating Rate Daily Access Fund
Credit contracts	Swap contracts	$(793,185)	Swap contracts	$289,803

Franklin Low Duration Total Return Fund
Interest rate contracts	Futures contracts	$(4,354,057)	Futures contracts	$340,561
	Swap contracts	(901,926)	Swap contracts	(1,188,076)
Foreign exchange contracts	Forward exchange contracts	(1,028,249)	Forward exchange contracts	(658,753)
Credit contracts	Swap contracts	(1,295,376)	Swap contracts	1,872,443
Inflation contracts	Swap contracts	616,140	Swap contracts	277,292

Totals		$(6,963,468)		$643,467

Franklin Total Return Fund
Interest rate contracts	Futures contracts	$(23,735,641)	Futures contracts	$5,530,071
	Swap contracts	(2,511,233)	Swap contracts	(2,615,098)
Foreign exchange contracts	Forward exchange contracts	(1,940,320)	Forward exchange contracts	(4,336,737)
Credit contracts	Swap contracts	(3,948,510)	Swap contracts	3,015,993
Inflation contracts	Swap contracts	2,246,446	Swap contracts	(386,579)
Value recovery instruments	Investments	—	Investments	49,158 [a]

Totals		$(29,889,258)		$1,256,808

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended April 30, 2018, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI were as follows:

	Franklin Floating Rate Daily Access Fund	Franklin Low Duration Total Return Fund	Franklin Total Return Fund

Futures contracts	$—	$491,715,909	$632,559,893
Swap contracts	50,176,000	498,705,769	1,089,342,189
Forward exchange contracts	—	115,656,239	445,841,852
VRI	—	—	299,667

See Note 1(d) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At April 30, 2018, the Funds’ OTC derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Franklin Low Duration
Total Return Fund
Forward exchange contracts	$ 707,749	$ 627,884
Swap contracts	774,363	6,834,638

Total	$ 1,482,112	$ 7,462,522

Franklin Total
Return Fund
Forward exchange contracts	$ 1,451,959	$ 2,375,349
Swap contracts	5,007,426	16,760,578

Total	$ 6,459,385	$ 19,135,927

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At April 30, 2018, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BZWS	$ 5,400	$ (5,400)	$ —	$ —	$ —
CITI	409,669	(409,669)	—	—	—
DBAB	345,486	(136,534)	(180,493)	—	28,459
GSCO	66,018	(66,018)	—	—	—
JPHQ	597,821	(597,821)	—	—	—
MSCO	57,718	(8,308)	—	(49,410)	—

Total	$1,482,112	$(1,223,750)	$(180,493)	$(49,410)	$28,459

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BOFA	$ 282,325	$ (94,791)	$ —	$(187,534)	$ —
BZWS	328,871	(328,871)	—	—	—
CITI	1,845,929	(1,845,929)	—	—	—
DBAB	563,270	(404,705)	—	—	158,565
GSCO	13,047	(13,047)	—	—	—
HSBK	9,096	(9,096)	—	—	—
JPHQ	3,416,847	(3,416,847)	—	—	—

Total	$6,459,385	$(6,113,286)	$ —	$(187,534)	$158,565

At April 30, 2018, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Franklin Low Duration Total Return Fund
Counterparty
BZWS	$ 167,706	$ (5,400)	$ —	$ —	$162,306
CITI	2,079,671	(409,669)	—	(1,660,000)	10,002
DBAB	136,534	(136,534)	—	—	—
GSCO	824,065	(66,018)	—	(758,047)	—
JPHQ	4,246,238	(597,821)	—	—	—
MSCO	8,308	(8,308)	—	(3,630,000)	18,417

	$7,462,522	$(1,223,750)	$ —	$(6,048,047)	$190,725

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

		Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Franklin Total Return Fund
Counterparty
BOFA	$94,791	$ (94,791)	$ —	$—	$ —
BZWS	1,994,679	(328,871)	—	(1,665,808)	—
CITI	6,777,181	(1,845,929)	—	(4,931,252)	—
DBAB	404,705	(404,705)	—	—	—
GSCO	1,734,609	(13,047)	—	(1,721,562)	—
HSBK	15,111	(9,096)	—	(6,015)	—
JPHQ	8,114,851	(3,416,847)	—	(4,550,000)	148,004

Total	$19,135,927	$(6,113,286)	$ —	$(12,874,637)	$148,004

aAt April 30, 2018, the Fund received U.S. Treasury Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page 149.

11. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2018, the Funds did not use the Global Credit Facility.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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12. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2018, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$837,800,561	$—	$837,800,561
Short Term Investments	43,056,833	—	—	43,056,833

Total Investments in Securities	$43,056,833	$837,800,561	$—	$880,857,394

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Oil & Gas Exploration & Production	$—	$10,170,283	$—	$10,170,283
All Other Equity Investments	131,167,141	—	—	131,167,141
Corporate Bonds	—	15,392,338	—	15,392,338
Senior Floating Rate Interests	—	2,523,848,132	—	2,523,848,132
Asset-Backed Securities	—	326,899,138	—	326,899,138
Short Term Investments	557,096,213	88,409,936	—	645,506,149

Total Investments in Securities	$688,263,354	$2,964,719,827	$—	$3,652,983,181

Other Financial Instruments:
Unfunded Loan Commitments	$—	$254,801	$—	$254,801

Liabilities:
Other Financial Instruments:
Swap Contracts.	$—	$889,217	$—	$889,217

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	Level 1	Level 2	Level 3	Total

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Materials	$25,049	$226	$—	$25,275
Retailing	—	—	10,876	10,876
All Other Equity Investments	63,932,068	—	—	63,932,068
Corporate Bonds:
Retailing	—	26,855,547	22,558	26,878,105
All Other Corporate Bonds	—	963,790,961	—	963,790,961
Senior Floating Rate Interests	—	110,490,210	—	110,490,210
Foreign Government and Agency Securities	—	39,128,799	—	39,128,799
U.S. Government and Agency Securities	—	435,924,652	—	435,924,652
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	899,875,173	—	899,875,173
Mortgage-Backed Securities	—	27,786,815	—	27,786,815
Municipal Bonds	—	22,488,113	—	22,488,113
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	92,365,460	—	—	92,365,460

Total Investments in Securities	$156,322,577	$2,526,340,496	$33,434	$2,682,696,507

Other Financial Instruments:
Futures Contracts	$127,092	$—	$—	$127,092
Forward Exchange Contracts	—	707,749	—	707,749
Swap Contracts	—	2,258,032	—	2,258,032
Unfunded Loan Commitments	—	32,044	—	32,044

Total Other Financial Instruments	$127,092	$2,997,825	$—	$3,124,917

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,136,289	$—	$—	$1,136,289
Forward Exchange Contracts	—	627,884	—	627,884
Swap Contracts	—	3,528,650	—	3,528,650

Total Other Financial Instruments	$1,136,289	$4,156,534	$—	$5,292,823

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12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Total Return Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$280,415	$280,415
Materials	125,589	1,135	—	126,724
Retailing	—	—	25,378	25,378
All Other Equity Investments	164,245,587	—	—	164,245,587
Corporate Bonds:
Retailing	—	54,008,541	52,637	54,061,178
All Other Corporate Bonds	—	1,495,265,169	—	1,495,265,169
Senior Floating Rate Interests	—	123,632,817	—	123,632,817
Foreign Government and Agency Securities	—	85,177,821	—	85,177,821
U.S. Government and Agency Securities	—	515,978,039	—	515,978,039
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	975,702,019	13,057	975,715,076
Mortgage-Backed Securities	—	1,011,346,808	—	1,011,346,808
Municipal Bonds	—	78,334,903	—	78,334,903
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	68,893,179	—	—	68,893,179

Total Investments in Securities	$233,264,355	$4,339,447,252	$371,487	$4,573,083,094

Other Financial Instruments:
Futures Contracts	$1,397,625	$—	$—	$1,397,625
Forward Exchange Contracts	—	1,451,959	—	1,451,959
Swap Contracts	—	6,106,171	—	6,106,171
Unfunded Loan Commitments	—	69,996	—	69,996

Total Other Financial Instruments	$1,397,625	$7,628,126	$—	$9,025,751

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,899,913	$—	$—	$1,899,913
Forward Exchange Contracts	—	2,375,349	—	2,375,349
Swap Contracts	—	5,945,438	—	5,945,438

Total Other Financial Instruments	$1,899,913	$8,320,787	$—	$10,220,700

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at April 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial insutruments at the end of the period.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BOFA	Bank of America Corp.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	EUR	Euro	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	JPY	Japanese Yen	CDO	Collateralized Debt Obligation
CME	Chicago Mercantile Exchange	MXN	Mexican Peso	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	USD	United States Dollar	CMT	Constant Maturity Treasury Index
GSCO	The Goldman Sachs Group, Inc.			COF	Cost of Funds
HSBK	HSBC Bank PLC			EDA	Economic Development Authority
JPHQ	JP Morgan Chase & Co.			ETF	Exchange Traded Fund
MSCO	Morgan Stanley			FRN	Floating Rate Note
				GDP	Gross Domestic Product
				GO	General Obligation
				IO	Interest Only
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				MFM	Multi-Family Mortgage
				PIK	Payment-In-Kind
				REIT	Real Estate Investment Trust
				SF	Single Family
				TBD	To be determined
				T-Bill	Treasury Bill
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index

CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
ITRX.EUR.Series number	iTraxx Europe Index
MCDX.NA.Series number	MCDX North America Index

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Investors Securities Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Investors Securities Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Investors Securities Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) the proposals to use a “manager of managers” structure and to approve an amended fundamental investment restriction regarding investments in commodities were approved by shareholders of each Fund, except for Franklin Adjustable U.S. Government Securities Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	1,140,629,120	32,081,576

Terrence J. Checki	1,140,321,742	32,388,956

Mary C. Choksi	1,140,407,572	32,303,126

Edith E. Holiday	1,108,315,463	64,395,237

Gregory E. Johnson	1,141,429,086	31,281,610

Rupert H. Johnson, Jr.	1,140,181,429	32,529,268

J. Michael Luttig	1,140,612,578	32,098,122

Larry D. Thompson	1,140,871,851	31,838,848

John B. Wilson	1,141,487,184	31,223,513

Total Trust Shares Outstanding*: 1,818,967,134

* As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Adjustable U.S. Government Securities Fund

Shares

For	39,826,044

Against	3,205,365

Abstain	2,311,308

Broker Non-Votes	30,028,215

Total Fund Shares Voted	75,370,934

Total Fund Shares Outstanding*	125,633,216

Franklin Floating Rate Daily Access Fund

Shares

For	243,290,272

Against	7,257,391

Abstain	5,415,717

Broker Non-Votes	144,713,604

Total Fund Shares Voted	400,676,982

Total Fund Shares Outstanding*	436,512,931

Franklin Low Duration Total Return Fund

Shares

For	132,279,760

Against	5,197,232

Abstain	6,859,902

Broker Non-Votes	21,783,108

Total Fund Shares Voted	166,120,009

Total Fund Shares Outstanding*	266,594,979

Franklin Total Return Fund

Shares

For	168,186,368

Against	11,905,018

Abstain	9,209,163

Broker Non-Votes	49,895,855

Total Fund Shares Voted	239,196,399

Total Fund Shares Outstanding*	461,502,868

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Adjustable U.S. Government Securities Fund

Shares

For	40,233,929

Against	2,302,824

Abstain	2,805,966

Broker Non-Votes	30,028,215

Total Fund Shares Voted	75,370,934

Total Fund Shares Outstanding*	125,633,216

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Franklin Floating Rate Daily Access Fund

Shares

For	244,030,871

Against	5,014,609

Abstain	6,917,899

Broker Non-Votes	144,713,604

Total Fund Shares Voted	400,676,982

Total Fund Shares Outstanding*	436,512,931

Franklin Low Duration Total Return Fund

Shares

For	133,181,434

Against	3,615,575

Abstain	7,539,891

Broker Non-Votes	21,783,108

Total Fund Shares Voted	166,120,009

Total Fund Shares Outstanding*	266,594,979

Franklin Total Return Fund

Shares

For	170,238,568

Against	7,831,326

Abstain	11,230,650

Broker Non-Votes	49,895,855

Total Fund Shares Voted	239,196,399

Total Fund Shares Outstanding*	461,502,868

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Investors Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Franklin Total Return Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each

Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the

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Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Adjustable U.S. Government Securities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional ultra-short obligation funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median and in the fifth quintile (the worst) of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board further noted management’s explanation that the Fund invests only in plain vanilla ARM securities issued or guaranteed by the U.S. government or its related agencies (such as Fannie Mae or Freddie Mac), so it tends to underperform its Broadridge peers, many of which invest in a broader range of asset types, during periods of decreasing risk premiums. Given the Fund’s income-oriented investment objective and management’s explanation, the Board concluded that the Fund’s performance was satisfactory.

Franklin Floating Rate Daily Access Fund - The Performance Universe for this Fund included the Fund and all retail and institutional loan participation funds. The Board noted that the Fund’s annualized income return for the one-year and 10-year periods was below the median of its Performance Universe, but for the three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board further noted management’s explanation that the Fund’s overweight in loans rated in the upper tier and in the retail industry, as well as the Fund’s investments in loans with relatively shorter durations, contributed to the Fund’s underperformance. The Board also noted that management expects these investments to contribute to more favorable relative performance in the future. Given the Fund’s income-oriented investment objective and management’s explanation, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that the Fund’s annualized income return for the one- and 10-year periods, while below the median, exceeded 3.5% and 4.2%, respectively.

Franklin Low Duration Total Return Fund - The Performance Universe for this Fund included the Fund and all retail and institutional short investment-grade debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that Fund’s annualized total return for each of the one- and three-year periods, while below the median, outperformed the Fund’s benchmark and exceeded 1.0%.

Franklin Total Return Fund - The Performance Universe for this Fund included the Fund and all retail and institutional core plus bond funds. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board further noted management’s explanation that the Fund’s exposure to

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non-U.S. dollar currencies detracted from the Fund’s relative returns. The Board also noted management’s belief that the Fund’s peers may have greater exposure to high yield bonds and emerging market bonds, and less exposure to non-U.S. dollar currencies than the Fund. Given the Fund’s income-oriented investment objective and management’s explanation of its diversified strategy and actions underway to continue strengthening the investment process, the Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that the Fund’s annualized income return for each of the one- and three-year periods, while below the median, exceeded 2.3%. The Board further noted that the Fund’s annualized total return for the one-year period, while below the median, outperformed the Fund’s benchmark and exceeded 3.6%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Adjustable U.S. Government Securities Fund – The Expense Group for the Fund included the Fund and one other ultra-short obligation fund, one short U.S. government fund, one short-intermediate investment-grade debt fund, and one short investment-grade debt fund. The Board noted the small size of the Expense Group and that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Floating Rate Daily Access Fund – The Expense Group for the Fund included the Fund and 13 other loan participation funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Low Duration Total Return Fund – The Expense Group for the Fund included the Fund and nine other short investment-grade debt funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the actual total expense ratio for the Fund reflected a fee waiver from management.

Franklin Total Return Fund – The Expense Group for the Fund included the Fund and nine other core plus bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were slightly above the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report

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presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Adjustable U.S. Government Securities Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

156	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter
Franklin Investors Securities Trust

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

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© 2018 Franklin Templeton Investments. All rights reserved.	FIST2 S 06/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.  Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date	June 26, 2018

By	/s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date	June 26, 2018